UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08326

MFS VARIABLE INSURANCE TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

December 31, 2019

MFS® Global Equity Series

MFS® Variable Insurance Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

VGE-ANN

MFS® Global Equity Series

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Equity Series

LETTER FROM THE EXECUTIVE CHAIR

Dear Contract Owners:

Slowing global growth, low inflation, and trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied for most of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. Negotiations aimed at a “phase one” trade deal between the U.S. and China bore fruit at the end of the period, boosting investor sentiment, while signs of stability emerging from the global manufacturing sector also lifted spirits. Uncertainty over Brexit, along with the ripple effects from the trade conflict, hampered business confidence and investment in the United Kingdom and Europe for much of the period, though investors expect greater clarity regarding Brexit as a result of December’s general election. The pro-Brexit Conservative Party won the election by a comfortable margin and set the stage for the U.K.’s departure from the EU at the end of January.

Markets expect the longest economic expansion in U.S. history will continue, albeit at a slower pace, as trade tensions recede. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates three times between July and October and the European Central Bank loosened policy in September. While the global monetary policy backdrop remains quite accommodative, signs of easing trade tensions and fading global recession fears led to improved market sentiment in late 2019 as investors grew less risk averse. In early 2020, an outbreak of coronavirus emanating from China reintroduced global growth fears, causing an uptick in volatility.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

February 14, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Global Equity Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Thermo Fisher Scientific, Inc.	3.2%
Visa, Inc., “A”	3.1%
Medtronic PLC	3.0%
Comcast Corp., “A”	2.9%
Accenture PLC, “A”	2.7%
Nestle S.A.	2.7%
LVMH Moet Hennessy Louis Vuitton SE	2.6%
Schneider Electric SE	2.4%
Honeywell International, Inc.	2.4%
Diageo PLC	2.2%

GICS equity sectors (g)
Health Care	20.3%
Industrials	19.2%
Consumer Staples	15.6%
Information Technology	12.6%
Financials	9.6%
Consumer Discretionary	9.2%
Communication Services	6.5%
Materials	5.8%
Energy	0.5%
Real Estate	0.3%

Issuer country weightings (x)
United States	55.7%
France	10.9%
Switzerland	7.7%
United Kingdom	7.2%
Germany	4.8%
Japan	2.8%
Netherlands	2.2%
Sweden	2.1%
Canada	1.7%
Other Countries	4.9%

Currency exposure weightings (y)
United States Dollar	56.9%
Euro	21.0%
Swiss Franc	7.7%
British Pound Sterling	7.2%
Japanese Yen	2.8%
Swedish Krona	2.1%
South Korean Won	0.8%
Danish Krone	0.6%
Brazilian Real	0.3%
Other Currencies	0.6%

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2019.

The portfolio is actively managed and current holdings may be different.

2

MFS Global Equity Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2019, Initial Class shares of the MFS Global Equity Series (fund) provided a total return of 30.57%, while Service Class shares of the fund provided a total return of 30.20%. These compare with a return of 27.67% over the same period for the fund’s benchmark, the MSCI World Index (net div).

Market Environment

Fading fears of a near-term global recession, the announcement of a partial trade deal between the United States and China and the decline in uncertainty over Brexit helped bolster market sentiment late in the period. Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the US and China, had contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated late in the period amid nascent signs of stabilization in the manufacturing sector.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, causing the inversion of portions of the US Treasury yield curve for a time. Amid an improvement in risk sentiment in Q4 2019 and indications of a bottoming in growth and a potential upturn in activity, the Fed indicated in October that further rate cuts were unlikely unless the outlook for the economy materially worsened.

Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures, which included putting overnight rates deeper into negative territory, restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months, although China has been more cautious in increasing liquidity as it keeps trying to deleverage its economy, cutting rates only marginally.

Emerging markets experienced considerable volatility through the end of 2018, as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish. Notwithstanding the periodic headwinds on market sentiment from significant trade friction between the US and China over much of the year, emerging market hard currency debt and local rates benefited from relatively cheap valuations at the beginning of the period and easier global monetary conditions. These factors, plus the fading of certain global risk factors mentioned above, hastened spread tightening in the latter part of the period. At the same time, idiosyncratic risks spiked in some countries (e.g., Argentina and Lebanon), contributing to increased dispersion in performance among sovereign assets.

Contributors to Performance

Security selection within the health care sector contributed to performance relative to the MSCI World Index. Within this sector, the fund’s overweight position in precision instruments and machines manufacturer Olympus (Japan), life sciences supply company Thermo Fisher Scientific and orthopedic products maker Zimmer Biomet Holdings aided relative performance. The stock price of Olympus rose after the company reported better-than-expected operating profits, driven by strong demand ahead of a scheduled consumption tax increase in Japan. The company also announced a new management strategy to improve operating margins to 20% by 2023, by reducing costs and reorganizing the business. Avoiding shares of pharmaceutical giant Pfizer bolstered relative performance. Shares of Pfizer fell as the company recorded sales that were shy of expectations, owing to weakness in its legacy product sales. Pfizer also cut its fiscal-year 2019 guidance to reflect the integration of a joint venture with GlaxoSmithKline and the acquisition of Array BioPharma.

Security selection within the industrials sector also bolstered relative returns, led by the fund’s overweight positions in railroad company Kansas City Southern and electrical distribution equipment manufacturer Schneider Electric (France). The stock price of Kansas City Southern advanced on the back of strong earnings that surpassed market expectations due to both higher revenues and lower costs. Notably, volumes in chemical, petroleum, agriculture and mineral shipping were all up, outweighing the declines in energy and automobile volumes.

Stocks in other sectors that boosted relative results included overweight positions in luxury goods company LVMH Moet Hennessy Louis Vuitton (France), IT servicing firm Accenture, global payments technology company Visa and beauty products company Coty (h). The stock price of LVMH Moet Hennessy Louis Vuitton rose on the back of strong sales results, notably from its Fashion & Leather division.

Detractors from Performance

Stock selection within the information technology sector was a primary factor that detracted from relative performance. Within this sector, not owning shares of computer and personal electronics maker Apple and software giant Microsoft held back relative returns as both companies outperformed the benchmark during the year. The share price for Apple advanced as the company’s revenues came in higher than expected, driven by stronger-than-expected demand in its wearable technology and services segments.

3

MFS Global Equity Series

Management Review – continued

Elsewhere, the fund’s overweight positions in diversified technology company 3M, household products manufacturer Reckitt Benckiser Group (United Kingdom), custom IT consulting and technology services provider Cognizant Technology Solutions, wine and alcoholic beverage producer Pernod Ricard (France), global financial services provider Bank of New York Mellon, security software provider Check Point Software Technologies (Israel) and investment management and banking firm UBS Group hurt relative performance. Not owning strong-performing social networking service provider Facebook further weighed on relative returns.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was a detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposures than the benchmark.

Respectfully,

Portfolio Manager(s)

Ryan McAllister and Roger Morley

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Global Equity Series

PERFORMANCE SUMMARY THROUGH 12/31/19

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/19

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/03/99	30.57%	9.12%	10.54%
Service Class	5/01/00	30.20%	8.85%	10.26%

Comparative benchmark(s)
MSCI World Index (net div) (f)		27.67%	8.74%	9.47%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

MSCI World Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global developed markets. Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Global Equity Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2019 through December 31, 2019

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/19	Ending Account Value 12/31/19	Expenses Paid During Period (p) 7/01/19-12/31/19
Initial Class	Actual	0.93%	$1,000.00	$1,078.24	$4.87
	Hypothetical (h)	0.93%	$1,000.00	$1,020.52	$4.74
Service Class	Actual	1.18%	$1,000.00	$1,076.83	$6.18
	Hypothetical (h)	1.18%	$1,000.00	$1,019.26	$6.01

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Notes to Expense Table

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 0.92%, $4.82, and $4.69 for Initial Class and 1.17%, $6.12, and $5.96 for Service Class, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

6

MFS Global Equity Series

PORTFOLIO OF INVESTMENTS – 12/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 99.6%
Aerospace – 4.2%
Honeywell International, Inc.	8,207	$1,452,639
MTU Aero Engines Holding AG	1,683	480,639
United Technologies Corp.	4,341	650,108

		$2,583,386

Airlines – 1.1%
Aena S.A.	3,655	$699,018

Alcoholic Beverages – 5.5%
Ambev S.A.	39,968	$185,498
Carlsberg A.S., “B”	2,417	360,563
Diageo PLC	31,585	1,339,009
Heineken N.V.	4,910	522,776
Pernod Ricard S.A.	5,369	959,971

		$3,367,817

Apparel Manufacturers – 4.2%
Burberry Group PLC	11,601	$338,835
Compagnie Financiere Richemont S.A.	8,140	639,728
LVMH Moet Hennessy Louis Vuitton SE	3,477	1,615,442

		$2,594,005

Automotive – 0.5%
Aptiv PLC	3,328	$316,060

Broadcasting – 3.6%
Omnicom Group, Inc.	3,426	$277,575
Walt Disney Co.	8,679	1,255,244
WPP Group PLC	47,238	667,324

		$2,200,143

Brokerage & Asset Managers – 1.5%
Charles Schwab Corp.	2,353	$111,909
Deutsche Boerse AG	1,670	262,534
TD Ameritrade Holding Corp.	10,934	543,420

		$917,863

Business Services – 7.0%
Accenture PLC, “A”	7,822	$1,647,079
Adecco S.A.	4,767	301,546
Brenntag AG	5,859	318,612
Cognizant Technology Solutions Corp., “A”	9,112	565,126
Compass Group PLC	20,328	508,910
Equifax, Inc.	3,891	545,207
PayPal Holdings, Inc. (a)	3,705	400,770

		$4,287,250

Cable TV – 2.9%
Comcast Corp., “A”	39,535	$1,777,889

Chemicals – 2.7%
3M Co.	4,781	$843,464
PPG Industries, Inc.	5,829	778,113

		$1,621,577

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Computer Software – 2.5%
Check Point Software Technologies Ltd. (a)	6,128	$679,963
Oracle Corp.	15,472	819,707

		$1,499,670

Consumer Products – 5.0%
Colgate-Palmolive Co.	8,914	$613,640
Essity AB	40,366	1,300,662
Reckitt Benckiser Group PLC	14,250	1,156,882

		$3,071,184

Electrical Equipment – 4.1%
Amphenol Corp., “A”	3,183	$344,496
Legrand S.A.	7,942	647,117
Resideo Technologies, Inc. (a)	1,418	16,917
Schneider Electric SE	14,388	1,476,720

		$2,485,250

Electronics – 1.9%
Hoya Corp.	4,200	$401,017
Microchip Technology, Inc.	2,602	272,481
Samsung Electronics Co. Ltd.	10,690	515,091

		$1,188,589

Food & Beverages – 5.1%
Danone S.A.	11,244	$932,056
Kellogg Co.	7,484	517,593
Nestle S.A.	15,162	1,641,532

		$3,091,181

Gaming & Lodging – 1.2%
Marriott International, Inc., “A”	3,319	$502,596
Sands China Ltd.	20,000	106,900
Wynn Resorts Ltd.	832	115,540

		$725,036

Insurance – 1.2%
Aon PLC	3,537	$736,722

Internet – 0.7%
eBay, Inc.	12,536	$452,675

Leisure & Toys – 0.3%
Harley-Davidson, Inc.	4,493	$167,095

Machinery & Tools – 1.3%
Kubota Corp.	50,700	$794,258

Major Banks – 4.8%
Bank of New York Mellon Corp.	16,379	$824,355
Erste Group Bank AG	5,797	218,224
Goldman Sachs Group, Inc.	3,039	698,757
State Street Corp.	8,817	697,425
UBS Group AG	40,258	508,528

		$2,947,289

7

MFS Global Equity Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Medical Equipment – 15.0%
Abbott Laboratories	10,279	$892,834
Cooper Cos., Inc.	1,965	631,335
EssilorLuxottica	1,682	256,214
Medtronic PLC	16,099	1,826,431
Olympus Corp.	33,600	517,412
Sonova Holding AG	576	131,829
Stryker Corp.	5,033	1,056,628
Thermo Fisher Scientific, Inc.	6,090	1,978,458
Waters Corp. (a)	3,121	729,222
Zimmer Biomet Holdings, Inc.	7,463	1,117,062

		$9,137,425

Network & Telecom – 0.9%
Cisco Systems, Inc.	11,094	$532,068

Oil Services – 0.6%
National Oilwell Varco, Inc.	3,902	$97,745
NOW, Inc. (a)	2,318	26,054
Schlumberger Ltd.	5,632	226,407

		$350,206

Other Banks & Diversified Financials – 5.2%
American Express Co.	6,111	$760,758
Grupo Financiero Banorte S.A. de C.V.	26,815	149,835
Julius Baer Group Ltd.	5,169	266,675
Kasikornbank Co. Ltd.	18,200	91,075
Visa, Inc., “A”	10,090	1,895,911

		$3,164,254

Pharmaceuticals – 5.1%
Bayer AG	13,888	$1,134,246
Johnson & Johnson	1,555	226,828
Merck KGaA	4,360	515,226
Roche Holding AG	3,740	1,213,433

		$3,089,733

Railroad & Shipping – 4.5%
Canadian National Railway Co.	11,564	$1,045,964
Kansas City Southern Co.	7,916	1,212,414
Union Pacific Corp.	2,838	513,082

		$2,771,460

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Real Estate – 0.3%
Deutsche Wohnen SE	4,886	$199,604

Restaurants – 0.6%
Whitbread PLC	5,523	$354,522

Specialty Chemicals – 4.5%
Akzo Nobel N.V.	8,055	$818,959
L’Air Liquide S.A.	4,565	646,215
Linde PLC	1,405	299,124
Linde PLC	4,745	1,015,527

		$2,779,825

Specialty Stores – 0.4%
Hermes International	181	$135,257
Sally Beauty Holdings, Inc. (a)	5,698	103,989

		$239,246

Trucking – 1.2%
United Parcel Service, Inc., “B”	6,104	$714,534

Total Common Stocks (Identified Cost, $30,937,870)		$60,856,834

INVESTMENT COMPANIES (h) – 0.3%
Money Market Funds – 0.3%
MFS Institutional Money Market Portfolio, 1.7% (v) (Identified Cost, $198,259)	198,259	$198,259

OTHER ASSETS, LESS LIABILITIES – 0.1%		34,678

NET ASSETS – 100.0%		$61,089,771

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $198,259 and $60,856,834, respectively.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

See Notes to Financial Statements

8

MFS Global Equity Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/19

Assets
Investments in unaffiliated issuers, at value (identified cost, $30,937,870)	$60,856,834
Investments in affiliated issuers, at value (identified cost, $198,259)	198,259
Foreign currency, at value (identified cost, $4,119)	4,143
Receivables for
Fund shares sold	11,695
Dividends	141,248
Receivable from investment adviser	14,816
Other assets	528
Total assets	$61,227,523

Liabilities
Payables for
Fund shares reacquired	$76,623
Payable to affiliates
Administrative services fee	104
Shareholder servicing costs	150
Distribution and/or service fees	155
Payable for independent Trustees’ compensation	12
Accrued expenses and other liabilities	60,708
Total liabilities	$137,752
Net assets	$61,089,771

Net assets consist of
Paid-in capital	$28,871,084
Total distributable earnings (loss)	32,218,687
Net assets	$61,089,771
Shares of beneficial interest outstanding	2,684,441

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$49,771,259	2,184,019	$22.79
Service Class	11,318,512	500,422	22.62

See Notes to Financial Statements

9

MFS Global Equity Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/19

Net investment income (loss)
Income
Dividends	$1,256,948
Dividends from affiliated issuers	8,228
Other	20
Foreign taxes withheld	(72,075)
Total investment income	$1,193,121
Expenses
Management fee	$512,213
Distribution and/or service fees	23,149
Shareholder servicing costs	5,246
Administrative services fee	18,407
Independent Trustees’ compensation	3,030
Custodian fee	24,800
Shareholder communications	8,049
Audit and tax fees	58,139
Legal fees	553
Miscellaneous	27,530
Total expenses	$681,116
Reduction of expenses by investment adviser	(117,168)
Net expenses	$563,948
Net investment income (loss)	$629,173

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $127 country tax)	$2,145,370
Affiliated issuers	82
Foreign currency	(4,280)
Net realized gain (loss)	$2,141,172
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $1,483 decrease in deferred country tax)	$12,138,582
Translation of assets and liabilities in foreign currencies	1,011
Net unrealized gain (loss)	$12,139,593
Net realized and unrealized gain (loss)	$14,280,765
Change in net assets from operations	$14,909,938

See Notes to Financial Statements

10

MFS Global Equity Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/19	12/31/18
Change in net assets

From operations
Net investment income (loss)	$629,173	$613,901
Net realized gain (loss)	2,141,172	3,443,173
Net unrealized gain (loss)	12,139,593	(9,540,418)
Change in net assets from operations	$14,909,938	$(5,483,344)
Total distributions to shareholders	$(4,146,029)	$(3,119,040)
Change in net assets from fund share transactions	$(2,032,350)	$(2,050,773)
Total change in net assets	$8,731,559	$(10,653,157)

Net assets
At beginning of period	52,358,212	63,011,369
At end of period	$61,089,771	$52,358,212

See Notes to Financial Statements

11

MFS Global Equity Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15

Net asset value, beginning of period	$18.82	$22.00	$18.59	$18.39	$19.59

Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.23	$0.20	$0.17	$0.18
Net realized and unrealized gain (loss)	5.35	(2.23)	4.20	1.20	(0.49)
Total from investment operations	$5.60	$(2.00)	$4.40	$1.37	$(0.31)

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.21)	$(0.18)	$(0.18)	$(0.21)
From net realized gain	(1.38)	(0.97)	(0.81)	(0.99)	(0.68)
Total distributions declared to shareholders	$(1.63)	$(1.18)	$(0.99)	$(1.17)	$(0.89)
Net asset value, end of period (x)	$22.79	$18.82	$22.00	$18.59	$18.39
Total return (%) (k)(r)(s)(x)	30.57	(9.74)	24.07	7.35	(1.41)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16	1.13	1.16	1.19	1.26
Expenses after expense reductions (f)	0.95	0.97	0.97	0.99	1.00
Net investment income (loss)	1.16	1.07	0.95	0.93	0.91
Portfolio turnover	11	15	11	13	12
Net assets at end of period (000 omitted)	$49,771	$45,219	$52,850	$44,756	$45,946

Service Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16	12/31/15

Net asset value, beginning of period	$18.70	$21.86	$18.49	$18.30	$19.50

Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.18	$0.14	$0.13	$0.13
Net realized and unrealized gain (loss)	5.32	(2.21)	4.18	1.18	(0.48)
Total from investment operations	$5.50	$(2.03)	$4.32	$1.31	$(0.35)

Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.16)	$(0.14)	$(0.13)	$(0.17)
From net realized gain	(1.38)	(0.97)	(0.81)	(0.99)	(0.68)
Total distributions declared to shareholders	$(1.58)	$(1.13)	$(0.95)	$(1.12)	$(0.85)
Net asset value, end of period (x)	$22.62	$18.70	$21.86	$18.49	$18.30
Total return (%) (k)(r)(s)(x)	30.20	(9.92)	23.75	7.06	(1.67)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.41	1.38	1.42	1.44	1.51
Expenses after expense reductions (f)	1.20	1.22	1.22	1.24	1.25
Net investment income (loss)	0.85	0.86	0.68	0.70	0.67
Portfolio turnover	11	15	11	13	12
Net assets at end of period (000 omitted)	$11,319	$7,139	$10,162	$7,033	$6,893

See Notes to Financial Statements

12

MFS Global Equity Series

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Global Equity Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Equity Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset

14

MFS Global Equity Series

Notes to Financial Statements – continued

value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$33,801,013	$—	$—	$33,801,013
France	6,668,992	—	—	6,668,992
Switzerland	4,703,271	—	—	4,703,271
United Kingdom	4,365,482	—	—	4,365,482
Germany	2,910,861	—	—	2,910,861
Japan	—	1,712,687	—	1,712,687
Netherlands	1,341,735	—	—	1,341,735
Sweden	1,300,662	—	—	1,300,662
Canada	1,045,964	—	—	1,045,964
Other Countries	2,400,001	606,166	—	3,006,167
Mutual Funds	198,259	—	—	198,259
Total	$58,736,240	$2,318,853	$—	$61,055,093

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

15

MFS Global Equity Series

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/19	Year ended 12/31/18
Ordinary income (including any short-term capital gains)	$712,018	$692,013
Long-term capital gains	3,434,011	2,427,027
Total distributions	$4,146,029	$3,119,040

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/19

Cost of investments	$31,602,836
Gross appreciation	29,854,877
Gross depreciation	(402,620)
Net unrealized appreciation (depreciation)	$29,452,257

Undistributed ordinary income	698,843
Undistributed long-term capital gain	2,067,497
Other temporary differences	90

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 12/31/19	Year ended 12/31/18
Initial Class	$3,413,794	$2,649,222
Service Class	732,235	469,818
Total	$4,146,029	$3,119,040

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion and up to $2.5 billion	0.75%
In excess of $2.5 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2019, this management fee reduction amounted to $5,550, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.89% of the fund’s average daily net assets.

For the period from January 1, 2019 through July 31, 2019, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses did not exceed 0.97% of average daily net assets for the Initial Class shares and 1.22% of average daily net assets for the Service Class shares. This written agreement terminated on July 31, 2019. For the period from January 1, 2019 through July 31, 2019, this reduction amounted to $58,024, which is included in the reduction of total expenses in the Statement of Operations. Effective August 1, 2019, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.92% of average

16

MFS Global Equity Series

Notes to Financial Statements – continued

daily net assets for the Initial Class shares and 1.17% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2021. For the period from August 1, 2019 through December 31, 2019, this reduction amounted to $53,594, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2019, the fee was $4,916, which equated to 0.0086% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2019, these costs amounted to $330.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.0323% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended December 31, 2019, the fee paid by the fund under this agreement was $65 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2019, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $1,342 and $9,657, respectively. The sales transactions resulted in net realized gains (losses) of $2,015.

(4)	Portfolio Securities

For the year ended December 31, 2019, purchases and sales of investments, other than short-term obligations, aggregated $6,052,825 and $11,464,206, respectively.

17

MFS Global Equity Series

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/19		Year ended 12/31/18

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	243,665	$5,233,272	317,099	$6,565,809
Service Class	181,904	3,932,099	91,085	1,943,172
	425,569	$9,165,371	408,184	$8,508,981

Shares issued to shareholders in reinvestment of distributions
Initial Class	164,362	$3,413,794	123,334	$2,649,222
Service Class	35,494	732,235	22,006	469,818
	199,856	$4,146,029	145,340	$3,119,040

Shares reacquired
Initial Class	(626,155)	$(13,215,661)	(440,375)	$(9,499,130)
Service Class	(98,818)	(2,128,089)	(196,025)	(4,179,664)
	(724,973)	$(15,343,750)	(636,400)	$(13,678,794)

Net change
Initial Class	(218,128)	$(4,568,595)	58	$(284,099)
Service Class	118,580	2,536,245	(82,934)	(1,766,674)
	(99,548)	$(2,032,350)	(82,876)	$(2,050,773)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2019, the fund’s commitment fee and interest expense were $309 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$373,176	$11,494,373	$11,669,372	$82	$—	$198,259

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$8,228	$—

18

MFS Global Equity Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Global Equity Series:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Global Equity Series (the “Fund”), including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

19

MFS Global Equity Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

20

MFS Global Equity Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

21

MFS Global Equity Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Ryan McAllister Roger Morley

22

MFS Global Equity Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Global Equity Series

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 3rd quintile for the three-year period ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. The Trustees noted that the total return performance (Class A shares) of the Fund’s retail counterpart MFS Global Equity Fund, which has substantially similar investment strategies, was in the 2nd quintile relative to

23

MFS Global Equity Series

Board Review of Investment Advisory Agreement – continued

the other Funds in its Broadridge performance universe for the five-year period ended December 31, 2018. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median. The Trustees also noted that MFS has agreed to further reduce such expense limitation for the Fund effective August 1, 2019, which may not be changed without the Trustees’ approval.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

24

MFS Global Equity Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit1 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit1 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $3,778,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 66.96% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $849,578. The fund intends to pass through foreign tax credits of $71,323 for the fiscal year.

25

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

Annual Report

December 31, 2019

MFS® Growth Series

MFS® Variable Insurance Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

VEG-ANN

MFS® Growth Series

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Growth Series

LETTER FROM THE EXECUTIVE CHAIR

Dear Contract Owners:

Slowing global growth, low inflation, and trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied for most of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. Negotiations aimed at a “phase one” trade deal between the U.S. and China bore fruit at the end of the period, boosting investor sentiment, while signs of stability emerging from the global manufacturing sector also lifted spirits. Uncertainty over Brexit, along with the ripple effects from the trade conflict, hampered business confidence and investment in the United Kingdom and Europe for much of the period, though investors expect greater clarity regarding Brexit as a result of December’s general election. The pro-Brexit Conservative Party won the election by a comfortable margin and set the stage for the U.K.’s departure from the EU at the end of January.

Markets expect the longest economic expansion in U.S. history will continue, albeit at a slower pace, as trade tensions recede. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates three times between July and October and the European Central Bank loosened policy in September. While the global monetary policy backdrop remains quite accommodative, signs of easing trade tensions and fading global recession fears led to improved market sentiment in late 2019 as investors grew less risk averse. In early 2020, an outbreak of coronavirus emanating from China reintroduced global growth fears, causing an uptick in volatility.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

February 14, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Growth Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Microsoft Corp.	8.1%
Amazon.com, Inc.	5.5%
Visa, Inc., “A”	4.9%
Adobe Systems, Inc.	4.5%
Mastercard, Inc., “A”	4.3%
Alphabet, Inc., “A”	4.1%
Thermo Fisher Scientific, Inc.	2.8%
Facebook, Inc., “A”	2.6%
Fiserv, Inc.	2.6%
Global Payments, Inc.	2.4%

GICS equity sectors (g)
Information Technology	39.0%
Communication Services	14.0%
Health Care	13.6%
Consumer Discretionary	12.3%
Industrials	7.5%
Financials	3.9%
Consumer Staples	3.4%
Materials	3.2%
Real Estate	1.6%
Energy	0.3%

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2019.

The portfolio is actively managed and current holdings may be different.

2

MFS Growth Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2019, Initial Class shares of the MFS Growth Series (fund) provided a total return of 38.15%, while Service Class shares of the fund provided a total return of 37.78%. These compare with a return of 36.39% over the same period for the fund’s benchmark, the Russell 1000® Growth Index.

Market Environment

Fading fears of a near-term global recession, the announcement of a partial trade deal between the United States and China and the decline in uncertainty over Brexit helped bolster market sentiment late in the period. Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the US and China, had contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated late in the period amid nascent signs of stabilization in the manufacturing sector.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, causing the inversion of portions of the US Treasury yield curve for a time. Amid an improvement in risk sentiment in Q4 2019 and indications of a bottoming in growth and a potential upturn in activity, the Fed indicated in October that further rate cuts were unlikely unless the outlook for the economy materially worsened.

Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures, which included putting overnight rates deeper into negative territory, restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months, although China has been more cautious in increasing liquidity as it keeps trying to deleverage its economy, cutting rates only marginally.

Emerging markets experienced considerable volatility through the end of 2018, as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish. Notwithstanding the periodic headwinds on market sentiment from significant trade friction between the US and China over much of the year, emerging market hard currency debt and local rates benefited from relatively cheap valuations at the beginning of the period and easier global monetary conditions. These factors, plus the fading of certain global risk factors mentioned above, hastened spread tightening in the latter part of the period. At the same time, idiosyncratic risks spiked in some countries (e.g., Argentina and Lebanon), contributing to increased dispersion in performance among sovereign assets.

Contributors to Performance

Stock selection in the health care sector contributed to performance relative to the Russell 1000® Growth Index. Within this sector, not holding shares of pharmaceutical company Abbvie and health insurance and Medicare/Medicaid provider UnitedHealth Group benefited relative returns as both stocks underperformed the benchmark during the reporting period. Abbvie’s stock price ended the period relatively unchanged, as sales of the company’s arthritis drug Humira were sluggish and investors appeared to have reacted unfavorably to the mid-period announcement that the company would acquire Allergan for $63 billion.

Security selection and, to a lesser extent, underweight positions in both the industrials and consumer discretionary sectors further lifted relative results. Within the industrials sector, not holding shares of aerospace company Boeing and diversified technology company 3M aided relative performance as both stocks underperformed the benchmark. The stock price of Boeing came under pressure as the company worked to respond to safety concerns that grounded its 737 Max airliner globally. Although consumer discretionary was one of the highest-contributing sectors, there were no individual stocks within the sector that were among the fund’s strongest relative contributors during the reporting period.

Stocks in other sectors that also strengthened relative returns included not holding shares of poor-performing network equipment company Cisco Systems, and the fund’s overweight positions in debit and credit transaction processing company Mastercard, electronic payment services company Global Payments, financial technology services provider Fiserv, payments processing technology and solutions provider Worldpay (h) and software company Adobe Systems.

Detractors from Performance

Stock selection in both the information technology and communication services sectors weakened the fund’s relative performance. Within the information technology sector, an underweight position in computer and personal electronics maker Apple, and an overweight position in Salesforce.com, detracted from relative returns. The timing of the fund’s underweight position in shares of computer graphics processors maker NVIDIA (h), and not holding shares of global semiconductor company Advanced Micro Devices, also held back relative returns as both stocks outperformed the benchmark. The stock price of Apple advanced during the reporting

3

MFS Growth Series

Management Review – continued

period as the company’s revenues came in higher than anticipated, driven by stronger-than-expected demand in its wearable technology and services segments. Within the communication services sector, the timing of the fund’s overweight position in gaming company Activision Blizzard (h), and its overweight position in shares of technology company Alphabet, also hindered relative results.

Elsewhere, the fund’s overweight positions in global consumer products company Colgate-Palmolive, futures and OTC commodities online marketplace operator Intercontinental Exchange and discount variety store operator Dollar Tree detracted from relative returns as all three stocks lagged the benchmark.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Portfolio Manager(s)

Eric Fischman and Paul Gordon

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Growth Series

PERFORMANCE SUMMARY THROUGH 12/31/19

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/19

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	7/24/95	38.15%	15.48%	15.24%
Service Class	5/01/00	37.78%	15.19%	14.95%

Comparative benchmark(s)
Russell 1000® Growth Index (f)		36.39%	14.63%	15.22%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Russell 1000® Growth Index – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this document.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Growth Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2019 through December 31, 2019

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/19	Ending Account Value 12/31/19	Expenses Paid During Period (p) 7/01/19-12/31/19
Initial Class	Actual	0.73%	$1,000.00	$1,098.14	$3.86
	Hypothetical (h)	0.73%	$1,000.00	$1,021.53	$3.72
Service Class	Actual	0.98%	$1,000.00	$1,096.51	$5.18
	Hypothetical (h)	0.98%	$1,000.00	$1,020.27	$4.99

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Growth Series

PORTFOLIO OF INVESTMENTS – 12/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 98.8%
Alcoholic Beverages – 0.7%
Constellation Brands, Inc., “A”	49,206	$9,336,839
Pernod Ricard S.A.	22,751	4,067,855

		$13,404,694

Apparel Manufacturers – 1.2%
NIKE, Inc., “B”	214,757	$21,757,032

Biotechnology – 1.2%
Illumina, Inc. (a)	29,196	$9,685,481
Vertex Pharmaceuticals, Inc. (a)	58,582	12,826,529

		$22,512,010

Broadcasting – 1.6%
Netflix, Inc. (a)	93,195	$30,155,106

Brokerage & Asset Managers – 1.0%
Intercontinental Exchange, Inc.	197,474	$18,276,219

Business Services – 13.0%
Clarivate Analytics PLC (a)	60,921	$1,023,473
CoStar Group, Inc. (a)	9,414	5,632,396
Equifax, Inc.	19,843	2,780,401
Fidelity National Information Services, Inc.	268,799	37,387,253
Fiserv, Inc. (a)	415,768	48,075,254
FleetCor Technologies, Inc. (a)	67,527	19,428,868
Global Payments, Inc.	242,785	44,322,830
MSCI, Inc.	91,666	23,666,328
PayPal Holdings, Inc. (a)	175,271	18,959,064
TransUnion	134,443	11,509,665
Verisk Analytics, Inc., “A”	199,340	29,769,436

		$242,554,968

Cable TV – 1.9%
Charter Communications, Inc., “A” (a)	57,029	$27,663,627
Comcast Corp., “A”	175,274	7,882,072

		$35,545,699

Computer Software – 16.8%
Adobe Systems, Inc. (a)	256,719	$84,668,493
Black Knight, Inc. (a)	64,552	4,162,313
Cadence Design Systems, Inc. (a)	38,966	2,702,682
Intuit, Inc.	121,160	31,735,439
Microsoft Corp.	962,962	151,859,107
Salesforce.com, Inc. (a)	239,272	38,915,198

		$314,043,232

Computer Software – Systems – 2.4%
Apple, Inc.	122,782	$36,054,934
Shopify, Inc. (a)	7,408	2,945,273
Square, Inc., “A” (a)	97,874	6,122,997

		$45,123,204

Construction – 3.2%
Sherwin-Williams Co.	55,885	$32,611,133
Vulcan Materials Co.	182,800	26,321,372

		$58,932,505

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Consumer Products – 1.9%
Colgate-Palmolive Co.	294,592	$20,279,713
Estee Lauder Cos., Inc., “A”	74,139	15,312,669

		$35,592,382

Electrical Equipment – 2.4%
AMETEK, Inc.	167,764	$16,732,781
Amphenol Corp., “A”	161,830	17,514,861
Fortive Corp.	133,167	10,172,627

		$44,420,269

Electronics – 0.6%
Analog Devices, Inc.	94,034	$11,175,001

Energy – Independent – 0.3%
Pioneer Natural Resources Co.	33,798	$5,116,003

Gaming & Lodging – 1.5%
Hilton Worldwide Holdings, Inc.	83,348	$9,244,127
Marriott International, Inc., “A”	104,985	15,897,878
Wynn Resorts Ltd.	24,922	3,460,918

		$28,602,923

General Merchandise – 1.2%
Dollar General Corp.	78,528	$12,248,797
Dollar Tree, Inc. (a)	110,459	10,388,669

		$22,637,466

Insurance – 1.6%
Aon PLC	144,704	$30,140,396

Internet – 9.0%
Alibaba Group Holding Ltd., ADR (a)	35,090	$7,442,589
Alphabet, Inc., “A” (a)	57,528	77,052,428
Alphabet, Inc., “C” (a)	22,870	30,577,647
Facebook, Inc., “A” (a)	235,750	48,387,688
Spotify Technology S.A. (a)	30,017	4,489,042

		$167,949,394

Leisure & Toys – 1.9%
Electronic Arts, Inc. (a)	226,824	$24,385,848
Take-Two Interactive Software, Inc. (a)	93,096	11,397,744

		$35,783,592

Machinery & Tools – 1.2%
Roper Technologies, Inc.	65,554	$23,221,193

Medical Equipment – 10.2%
Abbott Laboratories	257,568	$22,372,357
Becton, Dickinson and Co.	30,634	8,331,529
Boston Scientific Corp. (a)	535,443	24,212,732
Danaher Corp.	238,855	36,659,465
Edwards Lifesciences Corp. (a)	63,241	14,753,493
Medtronic PLC	274,351	31,125,121
Thermo Fisher Scientific, Inc.	162,240	52,706,909

		$190,161,606

7

MFS Growth Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Other Banks & Diversified Financials – 9.2%
Mastercard, Inc., “A”	268,934	$80,301,003
Visa, Inc., “A”	492,061	92,458,262

		$172,759,265

Pharmaceuticals – 2.3%
Eli Lilly & Co.	54,484	$7,160,832
Zoetis, Inc.	264,637	35,024,707

		$42,185,539

Printing & Publishing – 0.5%
IHS Markit Ltd. (a)	131,545	$9,911,916

Railroad & Shipping – 1.6%
Canadian Pacific Railway Ltd.	62,472	$15,927,236
Union Pacific Corp.	76,431	13,817,961

		$29,745,197

Restaurants – 0.8%
Chipotle Mexican Grill, Inc., “A” (a)	10,775	$9,019,860
Starbucks Corp.	63,517	5,584,415

		$14,604,275

Specialty Stores – 8.0%
Amazon.com, Inc. (a)	55,836	$103,175,994
Costco Wholesale Corp.	52,473	15,422,864
Lululemon Athletica, Inc. (a)	32,034	7,421,317
O’Reilly Automotive, Inc. (a)	5,967	2,615,098
Ross Stores, Inc.	180,788	21,047,339

		$149,682,612

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Telecommunications – Wireless – 1.6%
American Tower Corp., REIT	129,263	$29,707,223

Total Common Stocks (Identified Cost, $717,347,071)		$1,845,700,921

INVESTMENT COMPANIES (h) – 0.0%
Money Market Funds – 0.0%
MFS Institutional Money Market Portfolio, 1.7% (v) (Identified Cost, $13,494)	13,494	$13,494

OTHER ASSETS, LESS LIABILITIES – 1.2%		22,573,083

NET ASSETS – 100.0%		$1,868,287,498

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $13,494 and $1,845,700,921, respectively.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See Notes to Financial Statements

8

MFS Growth Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/19

Assets
Investments in unaffiliated issuers, at value (identified cost, $717,347,071)	$1,845,700,921
Investments in affiliated issuers, at value (identified cost, $13,494)	13,494
Receivables for
Investments sold	28,672,501
Fund shares sold	861,180
Interest and dividends	499,880
Other assets	6,825
Total assets	$1,875,754,801

Liabilities
Payable to custodian	$124,996
Payables for
Fund shares reacquired	7,070,057
Payable to affiliates
Investment adviser	71,263
Administrative services fee	1,335
Shareholder servicing costs	1,357
Distribution and/or service fees	5,498
Payable for independent Trustees’ compensation	14
Accrued expenses and other liabilities	192,783
Total liabilities	$7,467,303
Net assets	$1,868,287,498

Net assets consist of
Paid-in capital	$613,566,523
Total distributable earnings (loss)	1,254,720,975
Net assets	$1,868,287,498
Shares of beneficial interest outstanding	31,760,553

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$1,467,279,835	24,703,624	$59.40
Service Class	401,007,663	7,056,929	56.82

See Notes to Financial Statements

9

MFS Growth Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/19

Net investment income (loss)
Income
Dividends	$11,386,453
Dividends from affiliated issuers	341,847
Other	24,621
Income on securities loaned	9,966
Foreign taxes withheld	(36,409)
Total investment income	$11,726,478
Expenses
Management fee	$12,375,999
Distribution and/or service fees	882,876
Shareholder servicing costs	30,855
Administrative services fee	245,146
Independent Trustees’ compensation	36,802
Custodian fee	84,806
Shareholder communications	99,232
Audit and tax fees	60,046
Legal fees	16,566
Miscellaneous	56,798
Total expenses	$13,889,126
Reduction of expenses by investment adviser	(170,598)
Net expenses	$13,718,528
Net investment income (loss)	$(1,992,050)

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$128,299,641
Affiliated issuers	1,580
Foreign currency	1,418
Net realized gain (loss)	$128,302,639
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$424,577,754
Translation of assets and liabilities in foreign currencies	429
Net unrealized gain (loss)	$424,578,183
Net realized and unrealized gain (loss)	$552,880,822
Change in net assets from operations	$550,888,772

See Notes to Financial Statements

10

MFS Growth Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/19	12/31/18
Change in net assets

From operations
Net investment income (loss)	$(1,992,050)	$(740,252)
Net realized gain (loss)	128,302,639	152,572,534
Net unrealized gain (loss)	424,578,183	(96,117,913)
Change in net assets from operations	$550,888,772	$55,714,369
Total distributions to shareholders	$(152,335,206)	$(114,147,480)
Change in net assets from fund share transactions	$(43,895,060)	$(49,798,519)
Total change in net assets	$354,658,506	$(108,231,630)

Net assets
At beginning of period	1,513,628,992	1,621,860,622
At end of period	$1,868,287,498	$1,513,628,992

See Notes to Financial Statements

11

MFS Growth Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$47.01	$48.90	$38.76	$40.17		$39.75

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$0.00 (w)	$0.06	$0.05	(c)	$0.03
Net realized and unrealized gain (loss)	17.53	1.81	11.95	1.01		2.73
Total from investment operations	$17.49	$1.81	$12.01	$1.06		$2.76

Less distributions declared to shareholders
From net investment income	$—	$(0.05)	$(0.05)	$(0.02)		$(0.07)
From net realized gain	(5.10)	(3.65)	(1.82)	(2.45)		(2.27)
Total distributions declared to shareholders	$(5.10)	$(3.70)	$(1.87)	$(2.47)		$(2.34)
Net asset value, end of period (x)	$59.40	$47.01	$48.90	$38.76		$40.17
Total return (%) (k)(r)(s)(x)	38.15	2.67	31.40	2.44	(c)	7.56

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.74	0.75	0.76	0.75	(c)	0.76
Expenses after expense reductions (f)	0.73	0.74	0.75	0.74	(c)	0.75
Net investment income (loss)	(0.06)	0.00 (w)	0.13	0.12	(c)	0.08
Portfolio turnover	11	15	14	24		31
Net assets at end of period (000 omitted)	$1,467,280	$1,226,217	$1,332,128	$1,179,822		$1,273,204

Service Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$45.26	$47.27	$37.57	$39.09		$38.77

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.17)	$(0.13)	$(0.05)	$(0.05	)(c)	$(0.07)
Net realized and unrealized gain (loss)	16.83	1.77	11.57	0.98		2.66
Total from investment operations	$16.66	$1.64	$11.52	$0.93		$2.59

Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—		$—
From net realized gain	(5.10)	(3.65)	(1.82)	(2.45)		(2.27)
Total distributions declared to shareholders	$(5.10)	$(3.65)	$(1.82)	$(2.45)		$(2.27)
Net asset value, end of period (x)	$56.82	$45.26	$47.27	$37.57		$39.09
Total return (%) (k)(r)(s)(x)	37.78	2.41	31.08	2.18	(c)	7.30

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	1.00	1.01	1.00	(c)	1.01
Expenses after expense reductions (f)	0.98	0.99	1.00	0.99	(c)	1.00
Net investment income (loss)	(0.31)	(0.25)	(0.12)	(0.13	)(c)	(0.16)
Portfolio turnover	11	15	14	24		31
Net assets at end of period (000 omitted)	$401,008	$287,412	$289,733	$235,869		$224,694

See Notes to Financial Statements

12

MFS Growth Series

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Growth Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Growth Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

14

MFS Growth Series

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$1,845,700,921	$—	$—	$1,845,700,921
Mutual Funds	13,494	—	—	13,494
Total	$1,845,714,415	$—	$—	$1,845,714,415

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2019, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for

15

MFS Growth Series

Notes to Financial Statements – continued

federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to net operating losses and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/19	Year ended 12/31/18
Ordinary income (including any short-term capital gains)	$—	$8,219,900
Long-term capital gains	152,335,206	105,927,580
Total distributions	$152,335,206	$114,147,480

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/19

Cost of investments	$718,584,549
Gross appreciation	1,128,853,781
Gross depreciation	(1,723,915)
Net unrealized appreciation (depreciation)	$1,127,129,866

Undistributed long-term capital gain	127,590,711
Other temporary differences	398

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 12/31/19	Year ended 12/31/18
Initial Class	$120,147,549	$92,595,128
Service Class	32,187,657	21,552,352
Total	$152,335,206	$114,147,480

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2019, this management fee reduction amounted to $170,598, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.70% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by

16

MFS Growth Series

Notes to Financial Statements – continued

MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2019, the fee was $27,855, which equated to 0.0016% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2019, these costs amounted to $3,000.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.0140% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended December 31, 2019, the fee paid by the fund under this agreement was $2,037 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2019, this reimbursement amounted to $24,363, which is included in “Other” income in the Statement of Operations.

(4)	Portfolio Securities

For the year ended December 31, 2019, purchases and sales of investments, other than short-term obligations, aggregated $185,241,655 and $377,855,953, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/19		Year ended 12/31/18

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,217,214	$67,244,090	1,885,287	$98,349,828
Service Class	1,261,274	67,355,720	1,291,280	65,518,241
	2,478,488	$134,599,810	3,176,567	$163,868,069

Shares issued to shareholders in reinvestment of distributions
Initial Class	2,176,755	$118,894,370	1,680,711	$91,548,350
Service Class	615,443	32,187,657	410,599	21,552,352
	2,792,198	$151,082,027	2,091,310	$113,100,702

Shares reacquired
Initial Class	(4,773,226)	$(266,754,702)	(4,724,710)	$(251,082,206)
Service Class	(1,169,906)	(62,822,195)	(1,481,320)	(75,685,084)
	(5,943,132)	$(329,576,897)	(6,206,030)	$(326,767,290)

Net change
Initial Class	(1,379,257)	$(80,616,242)	(1,158,712)	$(61,184,028)
Service Class	706,811	36,721,182	220,559	11,385,509
	(672,446)	$(43,895,060)	(938,153)	$(49,798,519)

17

MFS Growth Series

Notes to Financial Statements – continued

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 7%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2019, the fund’s commitment fee and interest expense were $9,712 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$30,545,398	$177,204,255	$207,737,739	$1,580	$—	$13,494

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$341,847	$—

18

MFS Growth Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Growth Series:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Growth Series (the “Fund”), including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

19

MFS Growth Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

20

MFS Growth Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

21

MFS Growth Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Eric Fischman Paul Gordon

22

MFS Growth Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Growth Series

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

23

MFS Growth Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

24

MFS Growth Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit1 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit1 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $167,569,000 as capital gain dividends paid during the fiscal year.

25

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

Annual Report

December 31, 2019

MFS® Investors Trust Series

MFS® Variable Insurance Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

VGI-ANN

MFS® Investors Trust Series

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Investors Trust Series

LETTER FROM THE EXECUTIVE CHAIR

Dear Contract Owners:

Slowing global growth, low inflation, and trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied for most of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. Negotiations aimed at a “phase one” trade deal between the U.S. and China bore fruit at the end of the period, boosting investor sentiment, while signs of stability emerging from the global manufacturing sector also lifted spirits. Uncertainty over Brexit, along with the ripple effects from the trade conflict, hampered business confidence and investment in the United Kingdom and Europe for much of the period, though investors expect greater clarity regarding Brexit as a result of December’s general election. The pro-Brexit Conservative Party won the election by a comfortable margin and set the stage for the U.K.’s departure from the EU at the end of January.

Markets expect the longest economic expansion in U.S. history will continue, albeit at a slower pace, as trade tensions recede. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates three times between July and October and the European Central Bank loosened policy in September. While the global monetary policy backdrop remains quite accommodative, signs of easing trade tensions and fading global recession fears led to improved market sentiment in late 2019 as investors grew less risk averse. In early 2020, an outbreak of coronavirus emanating from China reintroduced global growth fears, causing an uptick in volatility.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

February 14, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Investors Trust Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Alphabet, Inc., “A”	3.4%
JPMorgan Chase & Co.	3.1%
Microsoft Corp.	3.0%
Medtronic PLC	2.6%
Mastercard, Inc., “A”	2.5%
Johnson & Johnson	2.5%
Bank of America Corp.	2.4%
Visa, Inc., “A”	2.3%
American Tower Corp., REIT	2.3%
Thermo Fisher Scientific, Inc.	2.1%

GICS equity sectors (g)
Information Technology	23.0%
Health Care	16.2%
Financials	12.9%
Communication Services	10.2%
Consumer Discretionary	8.5%
Industrials	8.3%
Consumer Staples	7.7%
Materials	4.5%
Energy	4.1%
Real Estate	2.4%
Utilities	0.5%

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2019.

The portfolio is actively managed and current holdings may be different.

2

MFS Investors Trust Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2019, Initial Class shares of the MFS Investors Trust Series (fund) provided a total return of 31.58%, while Service Class shares of the fund provided a total return of 31.25%. These compare with a return of 31.49% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).

Market Environment

Fading fears of a near-term global recession, the announcement of a partial trade deal between the United States and China and the decline in uncertainty over Brexit helped bolster market sentiment late in the period. Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the US and China, had contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated late in the period amid nascent signs of stabilization in the manufacturing sector.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, causing the inversion of portions of the US Treasury yield curve for a time. Amid an improvement in risk sentiment in Q4 2019 and indications of a bottoming in growth and a potential upturn in activity, the Fed indicated in October that further rate cuts were unlikely unless the outlook for the economy materially worsened.

Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures, which included putting overnight rates deeper into negative territory, restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months, although China has been more cautious in increasing liquidity as it keeps trying to deleverage its economy, cutting rates only marginally.

Emerging markets experienced considerable volatility through the end of 2018, as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish. Notwithstanding the periodic headwinds on market sentiment from significant trade friction between the US and China over much of the year, emerging market hard currency debt and local rates benefited from relatively cheap valuations at the beginning of the period and easier global monetary conditions. These factors, plus the fading of certain global risk factors mentioned above, hastened spread tightening in the latter part of the period. At the same time, idiosyncratic risks spiked in some countries (e.g., Argentina and Lebanon), contributing to increased dispersion in performance among sovereign assets.

Detractors from Performance

Security selection in the information technology sector detracted from performance relative to the S&P 500 Index. Within this sector, the fund’s underweight positions in computer and personal electronics maker Apple and software giant Microsoft weakened relative returns. The stock price of Apple advanced during the reporting period as the company’s revenues came in higher than consensus estimates, driven by stronger-than-expected demand in its wearable technology and services segments. Additionally, overweight positions in information technology company DXC Technology (h) and custom IT consulting and technology services provider Cognizant Technology Solutions held back relative returns.

Stock selection in the energy sector also weighed on relative performance. Within this sector, an overweight position in energy exploration and production company EOG Resources, and the fund’s holdings of core and fluid analysis provider in the petroleum industry Core Laboratories (b) (Netherlands), hampered relative results. The share price of EOG Resources came under pressure after management cut its 2019 oil and gas production guidance figures to below market estimates.

Elsewhere, the timing of the fund’s ownership in shares of biotechnology company Biogen (h) hurt relative returns. Despite Biogen’s stock price recovery towards the end of the reporting period, early weakness caused by an announcement that the company would discontinue the development of its Alzheimer’s treatment, after trial data indicated the drugs were unlikely to succeed, held back its overall stock price performance. The fund’s holdings of electronic brokerage firm TD Ameritrade Holding (b) and wine and alcoholic beverage producer Pernod Ricard (b) (France) also weighed on relative returns.

The fund’s cash and/or cash equivalents position during the period detracted from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Stock selection in the health care, financials and consumer discretionary sectors contributed to relative performance. Within the health care sector, not owning shares of pharmaceutical giant Pfizer, and an overweight position in health care tools company

3

MFS Investors Trust Series

Management Review – continued

Danaher, aided relative returns. The share price of Pfizer depreciated after the company recorded sales that were shy of market expectations, owing to weakness in its legacy product sales. Pfizer also cut its fiscal-year 2019 guidance to reflect the integration of a joint venture with GlaxoSmithKline and the acquisition of Array BioPharma, which further pressured the stock. Within the financials sector, the fund’s position in global alternative asset manager Blackstone Group (b), and not owning shares of insurance and investment firm Berkshire Hathaway, supported relative performance. Despite a challenging environment, the share price of Blackstone Group appreciated as the company delivered better-than-anticipated results, driven by strong growth in fee-related earnings. The firm also benefited from growth in assets under management, with solid performance across most of its asset groups. Additionally, Blackstone Group’s decision to convert from a limited partnership structure to a C corporation broadened the firm’s potential ownership pool and further supported its share price performance. Within the consumer discretionary sector, holdings of luxury goods company LVMH Moet Hennessy Louis Vuitton (b) (France), and not owning shares of internet retailer Amazon.com, also helped relative returns.

Security selection in the materials sector further boosted relative results, led by the fund’s position in consumer goods packaging products manufacturer Crown Holdings (b). Shares of Crown Holdings advanced as the company reported strong cash flows and better-than-expected pricing impact from new contracts.

In other sectors, the fund’s overweight positions in broadcast and communication tower management firm American Tower and debit and credit transaction processing company Mastercard bolstered relative results. Not owning shares of integrated oil and gas company Exxon Mobil also helped relative performance.

Respectfully,

Portfolio Manager(s)

Kevin Beatty, Alison O’Neill Mackey, and Ted Maloney

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Investors Trust Series

PERFORMANCE SUMMARY THROUGH 12/31/19

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/19

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	10/09/95	31.58%	10.79%	12.23%
Service Class	5/01/00	31.25%	10.51%	11.95%

Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		31.49%	11.70%	13.56%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance. “Standard & Poor’s®” and “S&P®” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by Massachusetts Financial Services Company. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by Massachusetts Financial Services Company. Massachusetts Financial Services Company’s product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

5

MFS Investors Trust Series

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS Investors Trust Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2019 through December 31, 2019

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/19	Ending Account Value 12/31/19	Expenses Paid During Period (p) 7/01/19-12/31/19
Initial Class	Actual	0.79%	$1,000.00	$1,090.78	$4.16
	Hypothetical (h)	0.79%	$1,000.00	$1,021.22	$4.02
Service Class	Actual	1.04%	$1,000.00	$1,089.16	$5.48
	Hypothetical (h)	1.04%	$1,000.00	$1,019.96	$5.30

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

MFS Investors Trust Series

PORTFOLIO OF INVESTMENTS – 12/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 98.3%
Aerospace – 3.2%
Honeywell International, Inc.	76,209	$13,488,993
United Technologies Corp.	65,101	9,749,526

		$23,238,519

Alcoholic Beverages – 2.1%
Diageo PLC	168,454	$7,141,408
Pernod Ricard S.A.	43,578	7,791,702

		$14,933,110

Apparel Manufacturers – 2.1%
LVMH Moet Hennessy Louis Vuitton SE	18,963	$8,810,364
NIKE, Inc., “B”	62,562	6,338,156

		$15,148,520

Biotechnology – 0.4%
Illumina, Inc. (a)	8,924	$2,960,448

Broadcasting – 0.6%
Walt Disney Co.	31,855	$4,607,189

Brokerage & Asset Managers – 3.5%
Blackstone Group, Inc.	168,212	$9,409,779
NASDAQ, Inc.	104,090	11,148,039
TD Ameritrade Holding Corp.	89,792	4,462,663

		$25,020,481

Business Services – 6.5%
Accenture PLC, “A”	69,494	$14,633,352
Amdocs Ltd.	117,308	8,468,464
Cognizant Technology Solutions Corp., “A”	140,983	8,743,766
Fidelity National Information Services, Inc.	105,570	14,683,731

		$46,529,313

Cable TV – 2.0%
Comcast Corp., “A”	317,737	$14,288,633

Chemicals – 1.0%
PPG Industries, Inc.	55,741	$7,440,866

Computer Software – 5.4%
Adobe Systems, Inc. (a)	31,585	$10,417,049
Microsoft Corp.	134,645	21,233,516
Salesforce.com, Inc. (a)	45,237	7,357,346

		$39,007,911

Computer Software – Systems – 1.5%
Apple, Inc.	37,585	$11,036,835

Construction – 1.4%
Sherwin-Williams Co.	17,559	$10,246,379

Consumer Products – 2.3%
Colgate-Palmolive Co.	107,822	$7,422,466
Estee Lauder Cos., Inc., “A”	17,022	3,515,724
Kimberly-Clark Corp.	42,534	5,850,552

		$16,788,742

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Containers – 1.1%
Crown Holdings, Inc. (a)	110,025	$7,981,213

Electrical Equipment – 3.2%
AMETEK, Inc.	78,727	$7,852,231
Fortive Corp.	118,259	9,033,805
TE Connectivity Ltd.	65,735	6,300,042

		$23,186,078

Electronics – 2.5%
Analog Devices, Inc.	57,236	$6,801,926
Texas Instruments, Inc.	84,671	10,862,443

		$17,664,369

Energy – Independent – 1.4%
EOG Resources, Inc.	118,324	$9,910,818

Food & Beverages – 2.2%
Danone S.A.	98,460	$8,161,707
Mondelez International, Inc.	136,364	7,510,929

		$15,672,636

Gaming & Lodging – 0.7%
Marriott International, Inc., “A”	33,043	$5,003,701

General Merchandise – 1.7%
Dollar General Corp.	46,288	$7,220,002
Dollar Tree, Inc. (a)	56,101	5,276,299

		$12,496,301

Insurance – 1.1%
Chubb Ltd.	51,086	$7,952,047

Internet – 6.3%
Alphabet, Inc., “A” (a)	18,100	$24,242,959
Alphabet, Inc., “C” (a)	7,210	9,639,914
Facebook, Inc., “A” (a)	56,749	11,647,732

		$45,530,605

Leisure & Toys – 1.3%
Electronic Arts, Inc. (a)	84,831	$9,120,181

Machinery & Tools – 0.8%
Flowserve Corp.	107,994	$5,374,861

Major Banks – 7.0%
Bank of America Corp.	489,398	$17,236,598
Goldman Sachs Group, Inc.	47,250	10,864,192
JPMorgan Chase & Co.	158,246	22,059,492

		$50,160,282

Medical & Health Technology & Services – 0.8%
PRA Health Sciences, Inc.	53,687	$5,967,310

Medical Equipment – 9.3%
Abbott Laboratories	76,914	$6,680,750
Becton, Dickinson and Co.	47,333	12,873,156
Danaher Corp.	83,377	12,796,702
Medtronic PLC	166,477	18,886,816

8

MFS Investors Trust Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Medical Equipment – continued
Thermo Fisher Scientific, Inc.	46,884	$15,231,205

		$66,468,629

Natural Gas – Pipeline – 1.5%
Enterprise Products Partners LP	369,861	$10,415,286

Network & Telecom – 1.4%
Cisco Systems, Inc.	208,930	$10,020,283

Oil Services – 1.3%
Core Laboratories N.V. (l)	56,740	$2,137,396
Schlumberger Ltd.	170,676	6,861,175

		$8,998,571

Other Banks & Diversified Financials – 6.2%
Mastercard, Inc., “A”	60,611	$18,097,839
Truist Financial Corp.	167,575	9,437,824
Visa, Inc., “A”	89,657	16,846,550

		$44,382,213

Pharmaceuticals – 5.7%
Elanco Animal Health, Inc. (a)	193,866	$5,709,354
Eli Lilly & Co.	75,776	9,959,240
Johnson & Johnson	123,726	18,047,911
Zoetis, Inc.	55,180	7,303,073

		$41,019,578

Railroad & Shipping – 1.3%
Canadian National Railway Co.	103,363	$9,349,183

Restaurants – 1.0%
Starbucks Corp.	79,495	$6,989,200

Specialty Chemicals – 0.9%
DuPont de Nemours, Inc.	102,578	$6,585,508

Specialty Stores – 4.1%
Costco Wholesale Corp.	27,553	$8,098,378
Ross Stores, Inc.	68,302	7,951,719
Target Corp.	40,334	5,171,222
Tractor Supply Co.	88,909	8,307,657

		$29,528,976

Telecommunications – Wireless – 2.3%
American Tower Corp., REIT	73,196	$16,821,905

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Trucking – 0.7%
Old Dominion Freight Line, Inc.	26,022	$4,938,455

Utilities – Electric Power – 0.5%
American Electric Power Co., Inc.	39,821	$3,763,483

Total Common Stocks (Identified Cost, $381,954,142)		$706,548,618

INVESTMENT COMPANIES (h) – 1.6%
Money Market Funds – 1.6%
MFS Institutional Money Market Portfolio, 1.7% (v) (Identified Cost, $11,859,675)	11,859,653	$11,859,653

COLLATERAL FOR SECURITIES LOANED – 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.58% (j) (Identified Cost, $492,566)	492,566	$492,566

OTHER ASSETS, LESS LIABILITIES – (0.0)%		(269,000)

NET ASSETS – 100.0%		$718,631,837

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $11,859,653 and $707,041,184, respectively.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan. See Note 2 for additional information.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

REIT	Real Estate Investment Trust

See Notes to Financial Statements

9

MFS Investors Trust Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/19

Assets
Investments in unaffiliated issuers, at value, including $382,577 of securities on loan (identified cost, $382,446,708)	$707,041,184
Investments in affiliated issuers, at value (identified cost, $11,859,675)	11,859,653
Cash	36,135
Receivables for
Fund shares sold	399,118
Interest and dividends	490,698
Other assets	2,877
Total assets	$719,829,665

Liabilities
Payables for
Fund shares reacquired	$552,983
Collateral for securities loaned, at value	492,566
Payable to affiliates
Investment adviser	29,152
Administrative services fee	550
Shareholder servicing costs	722
Distribution and/or service fees	6,211
Payable for independent Trustees’ compensation	11
Accrued expenses and other liabilities	115,633
Total liabilities	$1,197,828
Net assets	$718,631,837

Net assets consist of
Paid-in capital	$367,751,573
Total distributable earnings (loss)	350,880,264
Net assets	$718,631,837
Shares of beneficial interest outstanding	21,808,150

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$265,499,342	7,980,822	$33.27
Service Class	453,132,495	13,827,328	32.77

See Notes to Financial Statements

10

MFS Investors Trust Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/19

Net investment income (loss)
Income
Dividends	$10,300,973
Dividends from affiliated issuers	164,937
Income on securities loaned	34,078
Other	14,797
Foreign taxes withheld	(122,651)
Total investment income	$10,392,134
Expenses
Management fee	$4,899,254
Distribution and/or service fees	991,170
Shareholder servicing costs	20,764
Administrative services fee	98,263
Independent Trustees’ compensation	17,500
Custodian fee	35,160
Shareholder communications	51,517
Audit and tax fees	56,791
Legal fees	6,160
Miscellaneous	33,407
Total expenses	$6,209,986
Reduction of expenses by investment adviser	(63,727)
Net expenses	$6,146,259
Net investment income (loss)	$4,245,875

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$21,650,761
Affiliated issuers	380
Foreign currency	(1,055)
Net realized gain (loss)	$21,650,086
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$148,081,675
Affiliated issuers	(200)
Net unrealized gain (loss)	$148,081,475
Net realized and unrealized gain (loss)	$169,731,561
Change in net assets from operations	$173,977,436

See Notes to Financial Statements

11

MFS Investors Trust Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/19	12/31/18
Change in net assets

From operations
Net investment income (loss)	$4,245,875	$4,410,167
Net realized gain (loss)	21,650,086	38,546,790
Net unrealized gain (loss)	148,081,475	(75,138,678)
Change in net assets from operations	$173,977,436	$(32,181,721)
Total distributions to shareholders	$(42,277,259)	$(30,377,311)
Change in net assets from fund share transactions	$29,872,889	$17,770,363
Total change in net assets	$161,573,066	$(44,788,669)

Net assets
At beginning of period	557,058,771	601,847,440
At end of period	$718,631,837	$557,058,771

See Notes to Financial Statements

12

MFS Investors Trust Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$27.05	$30.07	$25.57	$26.58		$30.41

Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.26	$0.22	$0.23	(c)	$0.21
Net realized and unrealized gain (loss)	8.08	(1.71)	5.62	2.01		(0.42)
Total from investment operations	$8.33	$(1.45)	$5.84	$2.24		$(0.21)

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.20)	$(0.21)	$(0.24)		$(0.28)
From net realized gain	(1.89)	(1.37)	(1.13)	(3.01)		(3.34)
Total distributions declared to shareholders	$(2.11)	$(1.57)	$(1.34)	$(3.25)		$(3.62)
Net asset value, end of period (x)	$33.27	$27.05	$30.07	$25.57		$26.58
Total return (%) (k)(r)(s)(x)	31.58	(5.49)	23.35	8.59	(c)	0.22

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.80	0.80	0.82	0.80	(c)	0.82
Expenses after expense reductions (f)	0.79	0.79	0.79	0.79	(c)	0.81
Net investment income (loss)	0.80	0.86	0.79	0.89	(c)	0.73
Portfolio turnover	18	16	18	20		17
Net assets at end of period (000 omitted)	$265,499	$231,900	$283,237	$270,796		$293,203

Service Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$26.68	$29.69	$25.28	$26.30		$30.13

Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.18	$0.15	$0.16	(c)	$0.14
Net realized and unrealized gain (loss)	7.97	(1.68)	5.55	1.98		(0.42)
Total from investment operations	$8.14	$(1.50)	$5.70	$2.14		$(0.28)

Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.14)	$(0.16)	$(0.15)		$(0.21)
From net realized gain	(1.89)	(1.37)	(1.13)	(3.01)		(3.34)
Total distributions declared to shareholders	$(2.05)	$(1.51)	$(1.29)	$(3.16)		$(3.55)
Net asset value, end of period (x)	$32.77	$26.68	$29.69	$25.28		$26.30
Total return (%) (k)(r)(s)(x)	31.25	(5.71)	23.03	8.32	(c)	(0.05)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.05	1.05	1.07	1.04	(c)	1.07
Expenses after expense reductions (f)	1.04	1.04	1.04	1.04	(c)	1.06
Net investment income (loss)	0.55	0.62	0.55	0.64	(c)	0.47
Portfolio turnover	18	16	18	20		17
Net assets at end of period (000 omitted)	$453,132	$325,159	$318,611	$228,741		$193,116

See Notes to Financial Statements

13

MFS Investors Trust Series

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Investors Trust Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Investors Trust Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

15

MFS Investors Trust Series

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$706,548,618	$—	$—	$706,548,618
Mutual Funds	12,352,219	—	—	12,352,219
Total	$718,900,837	$—	$—	$718,900,837

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $382,577. The fair value of the fund’s investment securities on loan and a related liability of $492,566 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

16

MFS Investors Trust Series

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals and partnership adjustments.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/19	Year ended 12/31/18
Ordinary income (including any short-term capital gains)	$5,420,196	$5,939,205
Long-term capital gains	36,857,063	24,438,106
Total distributions	$42,277,259	$30,377,311

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/19

Cost of investments	$395,159,266
Gross appreciation	332,129,321
Gross depreciation	(8,387,750)
Net unrealized appreciation (depreciation)	$323,741,571

Undistributed ordinary income	4,647,476
Undistributed long-term capital gain	21,127,709
Other temporary differences	1,363,508

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 12/31/19	Year ended 12/31/18
Initial Class	$16,490,409	$13,459,865
Service Class	25,786,850	16,917,446
Total	$42,277,259	$30,377,311

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.65%
In excess of $2.5 billion	0.60%

17

MFS Investors Trust Series

Notes to Financial Statements – continued

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2019, this management fee reduction amounted to $63,727, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.79% of average daily net assets for the Initial Class shares and 1.04% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2021. For the year ended December 31, 2019, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2019, the fee was $19,187, which equated to 0.0029% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2019, these costs amounted to $1,577.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.0150% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended December 31, 2019, the fee paid by the fund under this agreement was $780 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2019, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $149,201 and $1,850,944, respectively. The sales transactions resulted in net realized gains (losses) of $(14,848).

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2019, this reimbursement amounted to $14,691, which is included in “Other” income in the Statement of Operations.

18

MFS Investors Trust Series

Notes to Financial Statements – continued

(4)	Portfolio Securities

For the year ended December 31, 2019, purchases and sales of investments, other than short-term obligations, aggregated $115,895,305 and $126,534,947, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/19		Year ended 12/31/18

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	273,184	$8,234,981	460,046	$13,933,540
Service Class	2,049,570	63,025,793	2,206,956	65,663,348
	2,322,754	$71,260,774	2,667,002	$79,596,888

Shares issued to shareholders in reinvestment of distributions
Initial Class	543,879	$16,490,409	435,876	$13,459,865
Service Class	862,725	25,786,850	555,034	16,917,446
	1,406,604	$42,277,259	990,910	$30,377,311

Shares reacquired
Initial Class	(1,410,131)	$(44,272,121)	(1,742,162)	$(53,053,828)
Service Class	(1,272,751)	(39,393,023)	(1,303,877)	(39,150,008)
	(2,682,882)	$(83,665,144)	(3,046,039)	$(92,203,836)

Net change
Initial Class	(593,068)	$(19,546,731)	(846,240)	$(25,660,423)
Service Class	1,639,544	49,419,620	1,458,113	43,430,786
	1,046,476	$29,872,889	611,873	$17,770,363

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2019, the fund’s commitment fee and interest expense were $3,801 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$8,297,586	$57,827,989	$54,266,102	$380	$(200)	$11,859,653

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$164,937	$—

19

MFS Investors Trust Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Investors Trust Series:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Investors Trust Series (the “Fund”), including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

20

MFS Investors Trust Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

21

MFS Investors Trust Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

22

MFS Investors Trust Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Kevin Beatty Alison O’Neill Mackey Ted Maloney

23

MFS Investors Trust Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Investors Trust Series

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the each of the one- and three-year periods ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

24

MFS Investors Trust Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

25

MFS Investors Trust Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit1 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit1 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $40,543,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

26

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

28

Annual Report

December 31, 2019

MFS® Mid Cap Growth Series

MFS® Variable Insurance Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

VMG-ANN

MFS® Mid Cap Growth Series

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Mid Cap Growth Series

LETTER FROM THE EXECUTIVE CHAIR

Dear Contract Owners:

Slowing global growth, low inflation, and trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied for most of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. Negotiations aimed at a “phase one” trade deal between the U.S. and China bore fruit at the end of the period, boosting investor sentiment, while signs of stability emerging from the global manufacturing sector also lifted spirits. Uncertainty over Brexit, along with the ripple effects from the trade conflict, hampered business confidence and investment in the United Kingdom and Europe for much of the period, though investors expect greater clarity regarding Brexit as a result of December’s general election. The pro-Brexit Conservative Party won the election by a comfortable margin and set the stage for the U.K.’s departure from the EU at the end of January.

Markets expect the longest economic expansion in U.S. history will continue, albeit at a slower pace, as trade tensions recede. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates three times between July and October and the European Central Bank loosened policy in September. While the global monetary policy backdrop remains quite accommodative, signs of easing trade tensions and fading global recession fears led to improved market sentiment in late 2019 as investors grew less risk averse. In early 2020, an outbreak of coronavirus emanating from China reintroduced global growth fears, causing an uptick in volatility.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

February 14, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Mid Cap Growth Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Global Payments, Inc.	4.0%
Bright Horizons Family Solutions, Inc.	3.6%
Fidelity National Information Services, Inc.	2.5%
PerkinElmer, Inc.	2.5%
Copart, Inc.	2.4%
AMETEK, Inc.	2.3%
Fiserv, Inc.	2.3%
Verisk Analytics, Inc., “A”	2.1%
Cadence Design Systems, Inc.	2.1%
STERIS PLC	2.1%

GICS equity sectors (g)
Information Technology	28.7%
Industrials	21.9%
Consumer Discretionary	15.1%
Health Care	15.0%
Financials	7.2%
Communication Services	4.7%
Materials	3.2%
Real Estate	3.0%
Energy	0.4%
Consumer Staples	0.2%

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2019.

The portfolio is actively managed and current holdings may be different.

2

MFS Mid Cap Growth Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2019, Initial Class shares of the MFS Mid Cap Growth Series (fund) provided a total return of 38.66%, while Service Class shares of the fund provided a total return of 38.28%. These compare with a return of 35.47% over the same period for the fund’s benchmark, the Russell Midcap® Growth Index.

Market Environment

Fading fears of a near-term global recession, the announcement of a partial trade deal between the United States and China and the decline in uncertainty over Brexit helped bolster market sentiment late in the period. Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the US and China, had contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated late in the period amid nascent signs of stabilization in the manufacturing sector.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, causing the inversion of portions of the US Treasury yield curve for a time. Amid an improvement in risk sentiment in Q4 2019 and indications of a bottoming in growth and a potential upturn in activity, the Fed indicated in October that further rate cuts were unlikely unless the outlook for the economy materially worsened.

Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures, which included putting overnight rates deeper into negative territory, restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months, although China has been more cautious in increasing liquidity as it keeps trying to deleverage its economy, cutting rates only marginally.

Emerging markets experienced considerable volatility through the end of 2018, as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish. Notwithstanding the periodic headwinds on market sentiment from significant trade friction between the US and China over much of the year, emerging market hard currency debt and local rates benefited from relatively cheap valuations at the beginning of the period and easier global monetary conditions. These factors, plus the fading of certain global risk factors mentioned above, hastened spread tightening in the latter part of the period. At the same time, idiosyncratic risks spiked in some countries (e.g., Argentina and Lebanon), contributing to increased dispersion in performance among sovereign assets.

Contributors to Performance

Stock selection in both the industrials and financials sectors contributed to performance relative to the Russell Midcap Growth® Index. Within the industrials sector, an overweight position in online auction firm Copart, and holding shares of freight rail transportation company Kansas City Southern (b), benefited relative results. The stock price of Copart advanced during the period as the company reported strength in both revenue and operating margins, driven by an increase in demand from Germany and Brazil and a shift towards higher-priced vehicles in the US. Furthermore, the timing of the fund’s ownership in shares of analytics service provider IHS Markit also helped relative results. Within the financials sector, holding shares of alternative investment manager Apollo Global Management (b), and an overweight position in index data provider MSCI, supported relative returns. The stock price of Apollo Global Management rose as the company completed its conversion from a publicly traded partnership to a corporation, broadening its base of potential investors.

The combination of an underweight position and stock selection in the consumer staples sector also strengthened relative results. Within this sector, there were no individual stocks that were among the fund’s largest relative contributors during the period.

Elsewhere, the fund’s overweight positions in payments processing technology and solutions provider Worldpay (h), electronic payment services provider Global Payments, payment processing services provider Total System Services (h) and integrated circuits and electronic devices developer Cadence Design Systems supported relative results. In addition, the timing of the fund’s ownership in shares of medical device maker ABIOMED (h) helped relative returns.

Detractors from Performance

Stock selection in the materials sector detracted from relative performance, led by the fund’s holdings of global bioscience company Chr. Hansen Holding (b) (Denmark) and specialty chemicals and carbon materials manufacturer Ingevity (b).

An overweight position in the health care sector also held back relative results. Within this sector, the fund’s overweight position in animal health products manufacturer Elanco Animal Health and human and environmental health services provider PerkinElmer

3

MFS Mid Cap Growth Series

Management Review – continued

weakened relative returns. The stock price of Elanco Animal Health came under pressure as investors appeared to have responded negatively to the company’s announcement that it would acquire Bayer’s animal health business, which introduced uncertainty. Additionally, holding shares of molecular diagnostics provider QIAGEN (b) (Netherlands) further weighed on relative returns.

Stocks in other sectors that hindered relative performance included not holding shares of strong-performing global semiconductor company Advanced Micro Devices, semiconductor company Lam Research and nano-electronics industry services provider KLA. The stock price of Advanced Micro Devices rose, driven by strong performance in both its data center GPU (Graphics Processing Unit) and client CPU (Central Processing Unit) segments. Additionally, the fund’s overweight positions in software-based product management and development solutions provider PTC (h) and video game developer Take-Two Interactive Software weighed on relative results.

Respectfully,

Portfolio Manager(s)

Eric Fischman and Paul Gordon

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Mid Cap Growth Series

PERFORMANCE SUMMARY THROUGH 12/31/19

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/19

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	4/28/00	38.66%	14.37%	15.34%
Service Class	5/01/00	38.28%	14.08%	15.05%

Comparative benchmark(s)
Russell Midcap® Growth Index (f)		35.47%	11.60%	14.24%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Russell Midcap® Growth Index – constructed to provide a comprehensive barometer for growth securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this document.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Mid Cap Growth Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2019 through December 31, 2019

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/19	Ending Account Value 12/31/19	Expenses Paid During Period (p) 7/01/19-12/31/19
Initial Class	Actual	0.79%	$1,000.00	$1,064.54	$4.11
	Hypothetical (h)	0.79%	$1,000.00	$1,021.22	$4.02
Service Class	Actual	1.04%	$1,000.00	$1,063.04	$5.41
	Hypothetical (h)	1.04%	$1,000.00	$1,019.96	$5.30

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Mid Cap Growth Series

PORTFOLIO OF INVESTMENTS – 12/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 99.4%
Aerospace – 3.3%
FLIR Systems, Inc.	52,346	$2,725,656
L3Harris Technologies, Inc.	26,966	5,335,763
TransDigm Group, Inc.	9,054	5,070,240

		$13,131,659

Automotive – 2.9%
Copart, Inc. (a)	104,311	$9,486,043
IAA, Inc. (a)	38,654	1,819,057

		$11,305,100

Biotechnology – 1.4%
Adaptive Biotechnologies Corp. (a)	22,248	$665,660
Bio-Techne Corp.	22,063	4,843,049

		$5,508,709

Brokerage & Asset Managers – 3.0%
Apollo Global Management, Inc.	73,996	$3,530,349
NASDAQ, Inc.	68,232	7,307,647
Tradeweb Markets, Inc.	23,304	1,080,141

		$11,918,137

Business Services – 19.4%
Clarivate Analytics PLC (a)	222,801	$3,743,057
CoStar Group, Inc. (a)	8,616	5,154,953
Equifax, Inc.	7,998	1,120,680
Fidelity National Information Services, Inc.	71,494	9,944,100
Fiserv, Inc. (a)	78,280	9,051,516
FleetCor Technologies, Inc. (a)	18,986	5,462,652
Global Payments, Inc.	85,827	15,668,577
MSCI, Inc.	27,486	7,096,336
TransUnion	77,598	6,643,165
Tyler Technologies, Inc. (a)	14,390	4,317,288
Verisk Analytics, Inc., “A”	55,130	8,233,114

		$76,435,438

Cable TV – 1.0%
Altice USA, Inc., “A” (a)	139,859	$3,823,745

Chemicals – 0.6%
Ingevity Corp. (a)	27,909	$2,438,688

Computer Software – 5.3%
Autodesk, Inc. (a)	38,973	$7,149,987
Black Knight, Inc. (a)	63,846	4,116,790
Cadence Design Systems, Inc. (a)	118,478	8,217,634
DocuSign, Inc. (a)	16,283	1,206,733

		$20,691,144

Computer Software – Systems – 6.4%
Constellation Software, Inc.	3,944	$3,830,438
Guidewire Software, Inc. (a)	33,250	3,649,853
NICE Systems Ltd., ADR (a)	34,249	5,313,732
Pluralsight, Inc., “A” (a)	17,353	298,645
ServiceNow, Inc. (a)	23,281	6,572,692
Square, Inc., “A” (a)	31,675	1,981,588

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Computer Software – Systems – continued
SS&C Technologies Holdings, Inc.	55,817	$3,427,164

		$25,074,112

Construction – 3.3%
Lennox International, Inc.	17,133	$4,179,938
Pool Corp.	12,375	2,628,203
Vulcan Materials Co.	43,399	6,249,022

		$13,057,163

Consumer Products – 0.4%
Scotts Miracle-Gro Co.	14,656	$1,556,174

Consumer Services – 3.9%
Bright Horizons Family Solutions, Inc. (a)	94,333	$14,177,307
Peloton Interactive, Inc., “A” (a)(l)	38,611	1,096,552

		$15,273,859

Electrical Equipment – 5.7%
AMETEK, Inc.	92,441	$9,220,065
Amphenol Corp., “A”	53,269	5,765,304
Littlefuse, Inc.	14,469	2,767,920
Mettler-Toledo International, Inc. (a)	6,069	4,814,416

		$22,567,705

Electronics – 2.5%
Monolithic Power Systems, Inc.	38,131	$6,788,080
Silicon Laboratories, Inc. (a)	26,858	3,114,991

		$9,903,071

Energy – Independent – 0.4%
Diamondback Energy, Inc.	16,919	$1,571,098

Entertainment – 0.2%
World Wrestling Entertainment, Inc., “A”	13,367	$867,117

Food & Beverages – 0.6%
Chr. Hansen Holding A.S.	27,474	$2,183,288

Gaming & Lodging – 1.0%
Flutter Entertainment PLC	11,801	$1,441,859
Vail Resorts, Inc.	6,225	1,492,942
Wynn Resorts Ltd.	7,995	1,110,265

		$4,045,066

General Merchandise – 2.3%
Dollar Tree, Inc. (a)	41,048	$3,860,564
Five Below, Inc. (a)	41,622	5,321,789

		$9,182,353

Insurance – 1.5%
Arthur J. Gallagher & Co.	63,289	$6,027,011

Internet – 2.0%
IAC/InterActiveCorp (a)	18,300	$4,558,713
Match Group, Inc. (a)(l)	18,654	1,531,680
Wix.com Ltd. (a)	13,411	1,641,238

		$7,731,631

7

MFS Mid Cap Growth Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Leisure & Toys – 2.0%
Electronic Arts, Inc. (a)	20,595	$2,214,169
Take-Two Interactive Software, Inc. (a)	46,135	5,648,308

		$7,862,477

Machinery & Tools – 2.8%
IDEX Corp.	16,129	$2,774,188
Roper Technologies, Inc.	21,053	7,457,604
Xylem, Inc.	9,140	720,141

		$10,951,933

Medical & Health Technology & Services – 1.9%
Guardant Health, Inc. (a)	6,428	$502,284
ICON PLC (a)	30,932	5,327,419
IDEXX Laboratories, Inc. (a)	6,795	1,774,378

		$7,604,081

Medical Equipment – 9.6%
Align Technology, Inc. (a)	3,022	$843,259
Cooper Cos., Inc.	10,163	3,265,270
DexCom, Inc. (a)	8,979	1,964,066
Edwards Lifesciences Corp. (a)	15,183	3,542,042
Masimo Corp. (a)	31,670	5,005,760
PerkinElmer, Inc.	101,006	9,807,682
QIAGEN N.V. (a)	76,152	2,573,938
STERIS PLC	53,380	8,136,180
West Pharmaceutical Services, Inc.	18,214	2,738,111

		$37,876,308

Other Banks & Diversified Financials – 0.8%
First Republic Bank	26,674	$3,132,861

Pharmaceuticals – 0.9%
Elanco Animal Health, Inc. (a)	115,165	$3,391,609

Printing & Publishing – 2.3%
IHS Markit Ltd. (a)	105,892	$7,978,962
Wolters Kluwer N.V.	13,125	957,245

		$8,936,207

Railroad & Shipping – 1.6%
Kansas City Southern Co.	41,789	$6,400,403

Real Estate – 1.2%
Extra Space Storage, Inc., REIT	46,109	$4,870,033

Restaurants – 2.6%
Chipotle Mexican Grill, Inc., “A” (a)	6,327	$5,296,395
Domino’s Pizza, Inc.	5,648	1,659,270
Dunkin Brands Group, Inc.	42,615	3,219,137

		$10,174,802

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Specialty Stores – 4.8%
BJ’s Wholesale Club Holdings, Inc. (a)	33,273	$756,628
Burlington Stores, Inc. (a)	8,371	1,908,839
Chewy, Inc., “A” (a)(l)	47,727	1,384,083
Lululemon Athletica, Inc. (a)	19,603	4,541,427
O’Reilly Automotive, Inc. (a)	9,948	4,359,811
Ross Stores, Inc.	22,245	2,589,763
Tractor Supply Co.	37,201	3,476,061

		$19,016,612

Telecommunications – Wireless – 1.8%
SBA Communications Corp., REIT	29,304	$7,061,971

Total Common Stocks (Identified Cost, $200,366,429)		$391,571,565

INVESTMENT COMPANIES (h) – 0.5%
Money Market Funds – 0.5%
MFS Institutional Money Market Portfolio, 1.7% (v) (Identified Cost, $2,090,605)	2,090,550	$2,090,550

COLLATERAL FOR SECURITIES LOANED – 0.6%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.58% (j) (Identified Cost, $2,351,022)	2,351,022	$2,351,022

OTHER ASSETS, LESS LIABILITIES – (0.5)%		(1,996,462)

NET ASSETS – 100.0%		$394,016,675

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $2,090,550 and $393,922,587, respectively.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan. See Note 2 for additional information.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See Notes to Financial Statements

8

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/19

Assets
Investments in unaffiliated issuers, at value, including $3,530,753 of securities on loan (identified cost, $202,717,451)	$393,922,587
Investments in affiliated issuers, at value (identified cost, $2,090,605)	2,090,550
Cash	113
Receivables for
Fund shares sold	565,577
Interest and dividends	424,236
Other assets	1,809
Total assets	$397,004,872

Liabilities
Payables for
Fund shares reacquired	$548,309
Collateral for securities loaned, at value (c)	2,351,022
Payable to affiliates
Investment adviser	15,963
Administrative services fee	329
Shareholder servicing costs	367
Distribution and/or service fees	1,415
Payable for independent Trustees’ compensation	12
Accrued expenses and other liabilities	70,780
Total liabilities	$2,988,197
Net assets	$394,016,675

Net assets consist of
Paid-in capital	$173,533,977
Total distributable earnings (loss)	220,482,698
Net assets	$394,016,675
Shares of beneficial interest outstanding	40,469,029

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$290,512,250	29,181,644	$9.96
Service Class	103,504,425	11,287,385	9.17

(c)	Non-cash collateral is not included.

See Notes to Financial Statements

9

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/19

Net investment income (loss)
Income
Dividends	$2,639,130
Dividends from affiliated issuers	79,788
Income on securities loaned	61,284
Other	12,555
Foreign taxes withheld	(17,417)
Total investment income	$2,775,340
Expenses
Management fee	$2,846,286
Distribution and/or service fees	246,752
Shareholder servicing costs	9,741
Administrative services fee	61,642
Independent Trustees’ compensation	10,396
Custodian fee	22,296
Shareholder communications	18,692
Audit and tax fees	58,222
Legal fees	3,314
Miscellaneous	31,958
Total expenses	$3,309,299
Reduction of expenses by investment adviser	(36,981)
Net expenses	$3,272,318
Net investment income (loss)	$(496,978)

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$30,021,574
Affiliated issuers	(247)
Foreign currency	(21)
Net realized gain (loss)	$30,021,306
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$91,392,464
Affiliated issuers	(55)
Translation of assets and liabilities in foreign currencies	(935)
Net unrealized gain (loss)	$91,391,474
Net realized and unrealized gain (loss)	$121,412,780
Change in net assets from operations	$120,915,802

See Notes to Financial Statements

10

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/19	12/31/18
Change in net assets

From operations
Net investment income (loss)	$(496,978)	$(953,143)
Net realized gain (loss)	30,021,306	50,450,329
Net unrealized gain (loss)	91,391,474	(38,596,950)
Change in net assets from operations	$120,915,802	$10,900,236
Total distributions to shareholders	$(49,459,422)	$(60,563,444)
Change in net assets from fund share transactions	$(11,612,994)	$(13,678,326)
Total change in net assets	$59,843,386	$(63,341,534)

Net assets
At beginning of period	334,173,289	397,514,823
At end of period	$394,016,675	$334,173,289
See Notes to Financial Statements

11

MFS Mid Cap Growth Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$8.23	$9.51	$7.96	$8.21		$8.76

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$(0.02)	$(0.01)	$0.01	(c)	$(0.03)
Net realized and unrealized gain (loss)	3.10	0.39	2.11	0.41		0.39
Total from investment operations	$3.09	$0.37	$2.10	$0.42		$0.36

Less distributions declared to shareholders
From net investment income	$—	$—	$(0.01)	$—		$—
From net realized gain	(1.36)	(1.65)	(0.54)	(0.67)		(0.91)
Total distributions declared to shareholders	$(1.36)	$(1.65)	$(0.55)	$(0.67)		$(0.91)
Net asset value, end of period (x)	$9.96	$8.23	$9.51	$7.96		$8.21
Total return (%) (k)(r)(s)(x)	38.66	1.24	27.00	4.91	(c)	4.61

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.81	0.81	0.75	(c)	0.81
Expenses after expense reductions (f)	0.80	0.80	0.80	0.74	(c)	0.80
Net investment income (loss)	(0.07)	(0.18)	(0.15)	0.15	(c)	(0.33)
Portfolio turnover	17	21	32	37		37
Net assets at end of period (000 omitted)	$290,512	$247,614	$297,463	$294,226		$324,754

Service Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$7.68	$8.99	$7.56	$7.85		$8.43

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.04)	$(0.03)	$(0.01	)(c)	$(0.05)
Net realized and unrealized gain (loss)	2.88	0.38	2.00	0.39		0.38
Total from investment operations	$2.85	$0.34	$1.97	$0.38		$0.33

Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—		$—
From net realized gain	(1.36)	(1.65)	(0.54)	(0.67)		(0.91)
Total distributions declared to shareholders	$(1.36)	$(1.65)	$(0.54)	$(0.67)		$(0.91)
Net asset value, end of period (x)	$9.17	$7.68	$8.99	$7.56		$7.85
Total return (%) (k)(r)(s)(x)	38.28	0.95	26.68	4.62	(c)	4.43

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.06	1.06	1.06	0.99	(c)	1.06
Expenses after expense reductions (f)	1.05	1.05	1.05	0.99	(c)	1.05
Net investment income (loss)	(0.32)	(0.43)	(0.40)	(0.08	)(c)	(0.57)
Portfolio turnover	17	21	32	37		37
Net assets at end of period (000 omitted)	$103,504	$86,560	$100,052	$87,529		$87,008

See Notes to Financial Statements

12

MFS Mid Cap Growth Series

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Mid Cap Growth Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Mid Cap Growth Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

14

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$391,571,565	$—	$—	$391,571,565
Mutual Funds	4,441,572	—	—	4,441,572
Total	$396,013,137	$—	$—	$396,013,137

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $3,530,753. The fair value of the fund’s investment securities on loan and a related liability of $2,351,022 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $1,225,395 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

15

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/19	Year ended 12/31/18
Ordinary income (including any short-term capital gains)	$3,440,170	$2,076,310
Long-term capital gains	46,019,252	58,487,134
Total distributions	$49,459,422	$60,563,444

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/19

Cost of investments	$205,001,927
Gross appreciation	191,777,494
Gross depreciation	(766,284)
Net unrealized appreciation (depreciation)	$191,011,210

Undistributed ordinary income	1,546,390
Undistributed long-term capital gain	27,924,556
Other temporary differences	542

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 12/31/19	Year ended 12/31/18
Initial Class	$35,977,779	$43,616,306
Service Class	13,481,643	16,947,138
Total	$49,459,422	$60,563,444

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion	0.70%

16

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2019, this management fee reduction amounted to $36,981, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2019, the fee was $8,888, which equated to 0.0023% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2019, these costs amounted to $853.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.0162% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended December 31, 2019, the fee paid by the fund under this agreement was $449 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2019, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $488,979 and $180,450, respectively. The sales transactions resulted in net realized gains (losses) of $77,475.

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2019, this reimbursement amounted to $12,484, which is included in “Other” income in the Statement of Operations.

(4)	Portfolio Securities

For the year ended December 31, 2019, purchases and sales of investments, other than short-term obligations, aggregated $64,618,743 and $123,739,599, respectively.

17

MFS Mid Cap Growth Series

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/19		Year ended 12/31/18

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	2,461,006	$24,284,094	1,454,735	$13,996,626
Service Class	2,054,824	18,713,982	2,340,234	21,633,301
	4,515,830	$42,998,076	3,794,969	$35,629,927

Shares issued to shareholders in reinvestment of distributions
Initial Class	3,800,896	$35,576,388	4,425,624	$43,105,580
Service Class	1,562,183	13,481,643	1,862,323	16,947,138
	5,363,079	$49,058,031	6,287,947	$60,052,718

Shares reacquired
Initial Class	(7,169,474)	$(70,824,035)	(7,082,285)	$(72,234,596)
Service Class	(3,599,134)	(32,845,066)	(4,067,618)	(37,126,375)
	(10,768,608)	$(103,669,101)	(11,149,903)	$(109,360,971)

Net change
Initial Class	(907,572)	$(10,963,553)	(1,201,926)	$(15,132,390)
Service Class	17,873	(649,441)	134,939	1,454,064
	(889,699)	$(11,612,994)	(1,066,987)	$(13,678,326)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 25%, 8%, and 4%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2019, the fund’s commitment fee and interest expense were $2,075 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$4,413,261	$75,673,294	$77,995,703	$(247)	$(55)	$2,090,550

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$79,788	$—

18

MFS Mid Cap Growth Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Mid Cap Growth Series:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Mid Cap Growth Series (the “Fund”), including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

19

MFS Mid Cap Growth Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

20

MFS Mid Cap Growth Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

21

MFS Mid Cap Growth Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Eric Fischman Paul Gordon

22

MFS Mid Cap Growth Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Mid Cap Growth Series

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

23

MFS Mid Cap Growth Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

24

MFS Mid Cap Growth Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit1 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit1 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $50,622,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 52.04% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

Annual Report

December 31, 2019

MFS® New Discovery Series

MFS® Variable Insurance Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

VND-ANN

MFS® New Discovery Series

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS New Discovery Series

LETTER FROM THE EXECUTIVE CHAIR

Dear Contract Owners:

Slowing global growth, low inflation, and trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied for most of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. Negotiations aimed at a “phase one” trade deal between the U.S. and China bore fruit at the end of the period, boosting investor sentiment, while signs of stability emerging from the global manufacturing sector also lifted spirits. Uncertainty over Brexit, along with the ripple effects from the trade conflict, hampered business confidence and investment in the United Kingdom and Europe for much of the period, though investors expect greater clarity regarding Brexit as a result of December’s general election. The pro-Brexit Conservative Party won the election by a comfortable margin and set the stage for the U.K.’s departure from the EU at the end of January.

Markets expect the longest economic expansion in U.S. history will continue, albeit at a slower pace, as trade tensions recede. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates three times between July and October and the European Central Bank loosened policy in September. While the global monetary policy backdrop remains quite accommodative, signs of easing trade tensions and fading global recession fears led to improved market sentiment in late 2019 as investors grew less risk averse. In early 2020, an outbreak of coronavirus emanating from China reintroduced global growth fears, causing an uptick in volatility.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

February 14, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS New Discovery Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Wyndham Hotels & Resorts, Inc.	1.6%
Rapid7, Inc.	1.6%
CACI International, Inc., “A”	1.6%
WNS (Holdings) Ltd., ADR	1.5%
Ollie’s Bargain Outlet Holdings, Inc.	1.5%
Charles River Laboratories International, Inc.	1.4%
Planet Fitness, Inc.	1.4%
Generac Holdings, Inc.	1.4%
ICON PLC	1.4%
Ferro Corp.	1.4%

GICS equity sectors (g)
Health Care	26.9%
Information Technology	22.8%
Consumer Discretionary	14.3%
Industrials	10.2%
Financials	7.0%
Materials	5.5%
Real Estate	4.5%
Communication Services	2.6%
Consumer Staples	2.3%
Energy	1.5%

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2019.

The portfolio is actively managed and current holdings may be different.

2

MFS New Discovery Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2019, Initial Class shares of the MFS New Discovery Series (fund) provided a total return of 41.70%, while Service Class shares of the fund provided a total return of 41.27%. These compare with a return of 28.48% over the same period for the fund’s benchmark, the Russell 2000® Growth Index.

Market Environment

Fading fears of a near-term global recession, the announcement of a partial trade deal between the United States and China and the decline in uncertainty over Brexit helped bolster market sentiment late in the period. Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the US and China, had contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated late in the period amid nascent signs of stabilization in the manufacturing sector.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, causing the inversion of portions of the US Treasury yield curve for a time. Amid an improvement in risk sentiment in Q4 2019 and indications of a bottoming in growth and a potential upturn in activity, the Fed indicated in October that further rate cuts were unlikely unless the outlook for the economy materially worsened.

Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures, which included putting overnight rates deeper into negative territory, restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months, although China has been more cautious in increasing liquidity as it keeps trying to deleverage its economy, cutting rates only marginally.

Emerging markets experienced considerable volatility through the end of 2018, as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish. Notwithstanding the periodic headwinds on market sentiment from significant trade friction between the US and China over much of the year, emerging market hard currency debt and local rates benefited from relatively cheap valuations at the beginning of the period and easier global monetary conditions. These factors, plus the fading of certain global risk factors mentioned above, hastened spread tightening in the latter part of the period. At the same time, idiosyncratic risks spiked in some countries (e.g., Argentina and Lebanon), contributing to increased dispersion in performance among sovereign assets.

Contributors to Performance

Stock selection and an overweight position in the information technology sector contributed to performance relative to the Russell 2000® Growth Index. Notably, the fund’s holdings of technology services provider Endava (b) and government IT services provider CACI International (b), and its overweight positions in cloud-based software companies, Avalara and Paylocity Holding, lifted relative returns. Shares of Endava rose over the reporting period as the company reported faster-than-expected growth in sales and new customers.

Security selection in both the health care and industrials sectors further benefited relative results over the reporting period. Within the health care sector, the timing of the fund’s position in gene therapy developer Spark Therapeutics (h) aided relative performance. Within the industrials sector, holding shares of auto collision repair shop operator Boyd Group (b) (Canada), and the fund’s overweight position in Foundation Building Materials (h), positively impacted relative returns. The stock price of Boyd Group traded higher over the reporting period on the back of strong acquisition activity and repair services demand that drove earnings results.

Other top contributing stocks included the fund’s holdings of footwear retailer Skechers USA (b) and financial markets clearing and data services firm TMX Group (b) (Canada), and its overweight position in construction materials company Summit Materials.

Detractors from Performance

An overweight position and stock selection in the energy sector held back relative performance over the reporting period. Notably, the fund’s holdings of oilfield and natural gas reservoir service firm Core Laboratories (b) (Netherlands) hurt relative returns as the company lowered its guidance for its reservoir description division, reported disappointing fourth-quarter earnings and cut its dividend.

An overweight allocation to the materials sector also hindered relative results. Within this sector, an overweight position in industrial coatings and pigment producer Ferro negatively impacted relative performance. The stock price of Ferro declined, early in the reporting period, after the company reported lower-than-expected sales results arising from a challenging macro environment.

3

MFS New Discovery Series

Management Review – continued

Stocks in other sectors that further detracted from relative returns included not holding shares of biotech firms Array Biopharma and Arrowhead Pharmaceuticals, and overweight positions in disposable medical products maker Merit Medical Systems and travel retail store operator Hudson (United Kingdom). The timing of the fund’s ownership in shares of licensed pop culture products distributor Funko and discount retailer Ollie’s Bargain Outlet Holdings, and its holdings of digital operations management platform operator Pagerduty (b) and technology skills development firm Pluralsight (b), also dampened relative performance.

Respectfully,

Portfolio Manager(s)

Michael Grossman

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS New Discovery Series

PERFORMANCE SUMMARY THROUGH 12/31/19

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/19

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	5/01/98	41.70%	13.60%	13.92%
Service Class	5/01/00	41.27%	13.31%	13.63%

Comparative benchmark(s)
Russell 2000® Growth Index (f)		28.48%	9.34%	13.01%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Russell 2000® Growth Index – constructed to provide a comprehensive barometer for growth securities in the small-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this document.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

5

MFS New Discovery Series

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS New Discovery Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2019 through December 31, 2019

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/19	Ending Account Value 12/31/19	Expenses Paid During Period (p) 7/01/19-12/31/19
Initial Class	Actual	0.94%	$1,000.00	$1,078.50	$4.92
	Hypothetical (h)	0.94%	$1,000.00	$1,020.47	$4.79
Service Class	Actual	1.19%	$1,000.00	$1,076.99	$6.23
	Hypothetical (h)	1.19%	$1,000.00	$1,019.21	$6.06

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

MFS New Discovery Series

PORTFOLIO OF INVESTMENTS – 12/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 97.6%
Aerospace – 4.4%
CACI International, Inc., “A” (a)	51,413	$12,852,736
Cubic Corp.	110,605	7,031,160
FLIR Systems, Inc.	195,986	10,204,991
Kratos Defense & Security Solutions, Inc. (a)	315,540	5,682,875

		$35,771,762

Apparel Manufacturers – 2.2%
Levi Strauss & Co., “A”	589,013	$11,362,061
Skechers USA, Inc., “A” (a)	149,924	6,475,217

		$17,837,278

Automotive – 3.1%
Hella KGaA Hueck & Co.	101,064	$5,593,354
IAA, Inc. (a)	169,320	7,968,199
Stoneridge, Inc. (a)	265,143	7,773,993
Visteon Corp. (a)	43,798	3,792,469

		$25,128,015

Biotechnology – 6.0%
10x Genomics, Inc., “A” (a)	49,478	$3,772,697
Adaptive Biotechnologies Corp. (a)	133,169	3,984,416
Aimmune Therapeutics, Inc. (a)	102,295	3,423,814
Amicus Therapeutics, Inc. (a)	517,663	5,042,037
Bio-Techne Corp.	39,182	8,600,841
Immunomedics, Inc. (a)	165,986	3,512,264
Morphosys AG, ADR (a)(l)	162,709	5,803,830
Neurocrine Biosciences, Inc. (a)	45,618	4,903,479
Sarepta Therapeutics, Inc. (a)	21,143	2,728,293
Tricida, Inc. (a)	107,463	4,055,654
Twist Bioscience Corp. (a)	159,416	3,347,736

		$49,175,061

Brokerage & Asset Managers – 2.9%
Hamilton Lane, Inc., “A”	164,052	$9,777,499
TMX Group Ltd.	116,641	10,100,713
WisdomTree Investments, Inc.	733,404	3,549,675

		$23,427,887

Business Services – 3.6%
Endava PLC, ADR (a)	115,319	$5,373,865
EVO Payments, Inc., “A” (a)	166,070	4,385,909
TriNet Group, Inc. (a)	137,257	7,770,119
WNS (Holdings) Ltd., ADR (a)	184,302	12,191,577

		$29,721,470

Chemicals – 1.1%
Ingevity Corp. (a)	98,497	$8,606,668

Computer Software – 7.1%
Altair Engineering, Inc., “A” (a)	179,146	$6,433,133
Avalara, Inc. (a)	85,604	6,270,493
Bill.com Holdings, Inc. (a)	48,406	1,841,848
DocuSign, Inc. (a)	85,814	6,359,676
Everbridge, Inc. (a)	145,606	11,368,917

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Computer Software – continued
Pagerduty, Inc. (a)(l)	314,673	$7,360,201
Paylocity Holding Corp. (a)	64,949	7,847,138
Phreesia, Inc. (a)	136,844	3,645,524
Zendesk, Inc.	91,751	7,030,879

		$58,157,809

Computer Software – Systems – 6.1%
Box, Inc., “A” (a)	193,219	$3,242,215
Five9, Inc. (a)	49,151	3,223,323
Pluralsight, Inc., “A” (a)	349,509	6,015,050
Proofpoint, Inc. (a)	55,340	6,351,925
Q2 Holdings, Inc. (a)	140,977	11,430,415
Rapid7, Inc. (a)	229,767	12,871,547
RealPage, Inc. (a)	127,100	6,831,625

		$49,966,100

Construction – 2.2%
Summit Materials, Inc., “A” (a)	321,639	$7,687,172
Trex Co., Inc. (a)	114,474	10,288,923

		$17,976,095

Consumer Services – 4.8%
Bright Horizons Family Solutions, Inc. (a)	62,492	$9,391,923
MakeMyTrip Ltd. (a)	325,596	7,456,148
OneSpaWorld Holdings Ltd.	455,163	7,664,945
Peloton Interactive, Inc., “A” (a)(l)	89,000	2,527,600
Planet Fitness, Inc. (a)	157,378	11,752,989

		$38,793,605

Electrical Equipment – 2.7%
CTS Corp.	114,279	$3,429,513
Generac Holdings, Inc. (a)	115,436	11,611,707
Littlefuse, Inc.	38,128	7,293,887

		$22,335,107

Electronics – 1.8%
Monolithic Power Systems, Inc.	34,197	$6,087,750
nLIGHT, Inc. (a)	211,974	4,298,833
Silicon Laboratories, Inc. (a)	40,684	4,718,530

		$15,105,113

Entertainment – 2.2%
CTS Eventim AG	140,872	$8,856,803
Manchester United PLC, “A”	452,487	9,018,066

		$17,874,869

Food & Drug Stores – 0.9%
Grocery Outlet Holding Corp. (a)	224,217	$7,275,842

Gaming & Lodging – 1.6%
Wyndham Hotels & Resorts, Inc.	206,792	$12,988,606

General Merchandise – 1.5%
Ollie’s Bargain Outlet Holdings, Inc. (a)	185,288	$12,101,159

8

MFS New Discovery Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Internet – 0.4%
CarGurus, Inc. (a)	90,080	$3,169,014

Leisure & Toys – 1.2%
Funko, Inc., “A” (a)(l)	567,294	$9,734,765

Machinery & Tools – 0.6%
Ritchie Bros. Auctioneers, Inc.	123,879	$5,320,603

Medical & Health Technology & Services – 6.8%
Charles River Laboratories International, Inc. (a)	77,143	$11,784,365
Guardant Health, Inc. (a)	65,307	5,103,089
HealthEquity, Inc. (a)	90,249	6,684,743
ICON PLC (a)	66,836	11,511,164
PRA Health Sciences, Inc.	95,164	10,577,479
Teladoc Health, Inc. (a)(l)	116,277	9,734,711

		$55,395,551

Medical Equipment – 10.0%
Inspire Medical Systems, Inc. (a)	59,438	$4,410,894
iRhythm Technologies, Inc. (a)	93,371	6,357,631
Masimo Corp. (a)	53,206	8,409,740
Merit Medical Systems, Inc. (a)	262,648	8,199,871
Nevro Corp. (a)	49,813	5,855,020
OptiNose, Inc. (a)(l)	354,152	3,265,282
OrthoPediatrics Corp. (a)	236,067	11,092,788
PerkinElmer, Inc.	66,022	6,410,736
Quidel Corp. (a)	111,748	8,384,453
Silk Road Medical, Inc. (a)	132,341	5,343,930
STERIS PLC	38,070	5,802,629
TransMedics Group, Inc. (a)(l)	126,590	2,406,476
West Pharmaceutical Services, Inc.	38,427	5,776,731

		$81,716,181

Network & Telecom – 2.5%
Interxion Holding N.V. (a)	129,733	$10,872,923
QTS Realty Trust, Inc., REIT, “A”	178,835	9,705,375

		$20,578,298

Oil Services – 1.3%
Core Laboratories N.V.	164,542	$6,198,297
Patterson-UTI Energy, Inc.	387,518	4,068,939

		$10,267,236

Other Banks & Diversified Financials – 4.1%
Bank OZK	128,474	$3,919,099
Prosperity Bancshares, Inc.	93,410	6,715,245
Signature Bank	34,737	4,745,422
Texas Capital Bancshares, Inc. (a)	148,501	8,430,402
Wintrust Financial Corp.	133,685	9,478,266

		$33,288,434

Pharmaceuticals – 3.6%
BridgeBio Pharma, Inc. (a)(l)	106,917	$3,747,441
Collegium Pharmaceutical, Inc. (a)	163,144	3,357,504
Forty Seven, Inc. (a)	114,805	4,519,873
GW Pharmaceuticals PLC, ADR (a)(l)	48,686	5,090,608
Orchard RX Ltd., ADR (a)	180,855	2,486,756

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Pharmaceuticals – continued
Principia Biopharma, Inc. (a)	93,117	$5,100,949
SpringWorks Therapeutics, Inc. (a)	137,296	5,284,523

		$29,587,654

Pollution Control – 0.5%
Casella Waste Systems, Inc., “A” (a)	91,442	$4,209,075

Railroad & Shipping – 0.3%
StealthGas, Inc. (a)	617,281	$2,117,274

Real Estate – 3.3%
Big Yellow Group PLC, REIT	362,529	$5,762,470
Industrial Logistics Properties Trust, REIT	456,985	10,245,604
STAG Industrial, Inc., REIT	347,436	10,968,554

		$26,976,628

Restaurants – 1.4%
Performance Food Group Co. (a)	221,471	$11,401,327

Special Products & Services – 1.3%
Boyd Group Income Fund, IEU (a)	68,741	$10,693,221

Specialty Chemicals – 4.2%
Axalta Coating Systems Ltd. (a)	366,395	$11,138,408
Ferro Corp. (a)	771,267	11,437,889
RPM International, Inc.	73,776	5,663,046
Univar Solutions, Inc. (a)	238,336	5,777,265

		$34,016,608

Specialty Stores – 1.0%
Hudson Ltd., “A” (a)	523,800	$8,035,092

Trucking – 0.9%
Schneider National, Inc.	319,331	$6,967,803

Total Common Stocks (Identified Cost, $604,398,335)		$795,717,210

INVESTMENT COMPANIES (h) – 2.5%
Money Market Funds – 2.5%
MFS Institutional Money Market Portfolio, 1.7% (v) (Identified Cost, $20,765,407)	20,765,476	$20,765,476

COLLATERAL FOR SECURITIES LOANED – 1.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.58% (j) (Identified Cost, $9,826,556)	9,826,556	$9,826,556

OTHER ASSETS, LESS LIABILITIES – (1.3)%		(10,783,896)

NET ASSETS – 100.0%		$815,525,346

9

MFS New Discovery Series

Portfolio of Investments – continued

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $20,765,476 and $805,543,766, respectively.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan. See Note 2 for additional information.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

IEU	International Equity Unit

REIT	Real Estate Investment Trust

See Notes to Financial Statements

10

MFS New Discovery Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/19

Assets
Investments in unaffiliated issuers, at value, including $30,610,545 of securities on loan (identified cost, $614,224,891)	$805,543,766
Investments in affiliated issuers, at value (identified cost, $20,765,407)	20,765,476
Cash	626,996
Receivables for
Fund shares sold	152,124
Interest and dividends	403,769
Other assets	3,017
Total assets	$827,495,148

Liabilities
Payables for
Investments purchased	$1,217,733
Fund shares reacquired	707,967
Collateral for securities loaned, at value (c)	9,826,556
Payable to affiliates
Investment adviser	53,239
Administrative services fee	617
Shareholder servicing costs	1,412
Distribution and/or service fees	6,487
Payable for independent Trustees’ compensation	12
Accrued expenses and other liabilities	155,779
Total liabilities	$11,969,802
Net assets	$815,525,346

Net assets consist of
Paid-in capital	$546,930,467
Total distributable earnings (loss)	268,594,879
Net assets	$815,525,346
Shares of beneficial interest outstanding	43,130,774

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$343,132,560	16,923,045	$20.28
Service Class	472,392,786	26,207,729	18.02

(c)	Non-cash collateral is not included.

See Notes to Financial Statements

11

MFS New Discovery Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/19

Net investment income (loss)
Income
Dividends	$4,100,783
Income on securities loaned	310,645
Dividends from affiliated issuers	273,941
Other	65,272
Foreign taxes withheld	(183,985)
Total investment income	$4,566,656
Expenses
Management fee	$6,719,249
Distribution and/or service fees	1,062,614
Shareholder servicing costs	22,865
Administrative services fee	110,801
Independent Trustees’ compensation	17,698
Custodian fee	53,098
Shareholder communications	90,822
Audit and tax fees	58,946
Legal fees	7,079
Miscellaneous	37,672
Total expenses	$8,180,844
Reduction of expenses by investment adviser	(93,872)
Net expenses	$8,086,972
Net investment income (loss)	$(3,520,316)

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$82,969,832
Affiliated issuers	560
Foreign currency	1,564
Net realized gain (loss)	$82,971,956
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$172,412,391
Affiliated issuers	(111)
Translation of assets and liabilities in foreign currencies	2,041
Net unrealized gain (loss)	$172,414,321
Net realized and unrealized gain (loss)	$255,386,277
Change in net assets from operations	$251,865,961

See Notes to Financial Statements

12

MFS New Discovery Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/19	12/31/18
Change in net assets

From operations
Net investment income (loss)	$(3,520,316)	$(4,370,199)
Net realized gain (loss)	82,971,956	145,027,607
Net unrealized gain (loss)	172,414,321	(144,035,189)
Change in net assets from operations	$251,865,961	$(3,377,781)
Total distributions to shareholders	$(140,125,461)	$(102,401,393)
Change in net assets from fund share transactions	$72,834,089	$(13,116,105)
Total change in net assets	$184,574,589	$(118,895,279)

Net assets
At beginning of period	630,950,757	749,846,036
At end of period	$815,525,346	$630,950,757

See Notes to Financial Statements

13

MFS New Discovery Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$17.46	$20.10	$16.18	$15.49		$16.32

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.07)	$(0.09)	$(0.07)	$0.00	(c)(w)	$(0.08)
Net realized and unrealized gain (loss)	6.89	0.35	4.34	1.40		(0.22)
Total from investment operations	$6.82	$0.26	$4.27	$1.40		$(0.30)

Less distributions declared to shareholders
From net realized gain	$(4.00)	$(2.90)	$(0.35)	$(0.71)		$(0.53)
Net asset value, end of period (x)	$20.28	$17.46	$20.10	$16.18		$15.49
Total return (%) (k)(r)(s)(x)	41.70	(1.48)	26.65	9.05	(c)	(1.89)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.95	0.96	0.97	0.94	(c)	0.96
Expenses after expense reductions (f)	0.94	0.94	0.94	0.92	(c)	0.94
Net investment income (loss)	(0.33)	(0.43)	(0.37)	0.02	(c)	(0.48)
Portfolio turnover	54	71	58	63		60
Net assets at end of period (000 omitted)	$343,133	$272,039	$316,949	$292,368		$312,151

Service Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$15.91	$18.57	$15.01	$14.45		$15.30

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.11)	$(0.13)	$(0.10)	$(0.03	)(c)	$(0.11)
Net realized and unrealized gain (loss)	6.22	0.37	4.01	1.30		(0.21)
Total from investment operations	$6.11	$0.24	$3.91	$1.27		$(0.32)

Less distributions declared to shareholders
From net realized gain	$(4.00)	$(2.90)	$(0.35)	$(0.71)		$(0.53)
Net asset value, end of period (x)	$18.02	$15.91	$18.57	$15.01		$14.45
Total return (%) (k)(r)(s)(x)	41.27	(1.72)	26.33	8.80	(c)	(2.15)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.20	1.21	1.22	1.19	(c)	1.21
Expenses after expense reductions (f)	1.19	1.19	1.19	1.17	(c)	1.19
Net investment income (loss)	(0.58)	(0.68)	(0.62)	(0.23	)(c)	(0.73)
Portfolio turnover	54	71	58	63		60
Net assets at end of period (000 omitted)	$472,393	$358,912	$432,897	$380,884		$388,966

See Notes to Financial Statements

14

MFS New Discovery Series

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

15

MFS New Discovery Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS New Discovery Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund will generally focus on securities of small size companies which may be more volatile than those of larger companies. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset

16

MFS New Discovery Series

Notes to Financial Statements – continued

value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$795,717,210	$—	$—	$795,717,210
Mutual Funds	30,592,032	—	—	30,592,032
Total	$826,309,242	$—	$—	$826,309,242

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $30,610,545. The fair value of the fund’s investment securities on loan and a related liability of $9,826,556 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $21,594,841 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be

17

MFS New Discovery Series

Notes to Financial Statements – continued

recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/19	Year ended 12/31/18
Ordinary income (including any short-term capital gains)	$47,170,114	$25,836,100
Long-term capital gains	92,955,347	76,565,293
Total distributions	$140,125,461	$102,401,393

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/19

Cost of investments	$639,009,382
Gross appreciation	218,134,900
Gross depreciation	(30,835,040)
Net unrealized appreciation (depreciation)	$187,299,860

Undistributed ordinary income	24,422,627
Undistributed long-term capital gain	56,870,869
Other temporary differences	1,523

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 12/31/19	Year ended 12/31/18
Initial Class	$57,060,289	$41,425,844
Service Class	83,065,172	60,975,549
Total	$140,125,461	$102,401,393

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion	0.80%

18

MFS New Discovery Series

Notes to Financial Statements – continued

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2019, this management fee reduction amounted to $72,757, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.89% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.94% of average daily net assets for the Initial Class shares and 1.19% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2021. For the year ended December 31, 2019, this reduction amounted to $21,115, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2019, the fee was $19,655, which equated to 0.0026% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2019, these costs amounted to $3,210.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.0148% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended December 31, 2019, the fee paid by the fund under this agreement was $858 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2019, the fund engaged in sale transactions pursuant to this policy, which amounted to $942,787. The sales transactions resulted in net realized gains (losses) of $(146,916).

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2019, this reimbursement amounted to $65,148, which is included in “Other” income in the Statement of Operations.

19

MFS New Discovery Series

Notes to Financial Statements – continued

(4)	Portfolio Securities

For the year ended December 31, 2019, purchases and sales of investments, other than short-term obligations, aggregated $399,167,411 and $481,578,323, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/19		Year ended 12/31/18

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,458,759	$29,581,160	1,335,731	$28,577,256
Service Class	3,433,407	62,530,706	2,940,782	57,380,560
	4,892,166	$92,111,866	4,276,513	$85,957,816

Shares issued to shareholders in reinvestment of distributions
Initial Class	3,140,358	$57,060,289	1,916,976	$41,425,844
Service Class	5,140,172	83,065,172	3,093,635	60,975,549
	8,280,530	$140,125,461	5,010,611	$102,401,393

Shares reacquired
Initial Class	(3,255,470)	$(67,473,742)	(3,444,747)	$(72,836,695)
Service Class	(4,923,843)	(91,929,496)	(6,791,905)	(128,638,619)
	(8,179,313)	$(159,403,238)	(10,236,652)	$(201,475,314)

Net change
Initial Class	1,343,647	$19,167,707	(192,040)	$(2,833,595)
Service Class	3,649,736	53,666,382	(757,488)	(10,282,510)
	4,993,383	$72,834,089	(949,528)	$(13,116,105)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio was the owner of record of approximately 3% of the value of outstanding voting shares of the fund. In addition, the MFS Growth Allocation Portfolio and the MFS Conservative Allocation Portfolio were the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2019, the fund’s commitment fee and interest expense were $4,184 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$7,829,160	$211,876,166	$198,940,299	$560	$(111)	$20,765,476

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$273,941	$—

20

MFS New Discovery Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS New Discovery Series:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS New Discovery Series (the “Fund”), including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

21

MFS New Discovery Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

22

MFS New Discovery Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

23

MFS New Discovery Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Michael Grossman

24

MFS New Discovery Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS New Discovery Series

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

25

MFS New Discovery Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

26

MFS New Discovery Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit1 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit1 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $102,251,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 4.08% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

27

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

Annual Report

December 31, 2019

MFS® Total Return Bond Series

MFS® Variable Insurance Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

VFB-ANN

MFS® Total Return Bond Series

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Total Return Bond Series

LETTER FROM THE EXECUTIVE CHAIR

Dear Contract Owners:

Slowing global growth, low inflation, and trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied for most of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. Negotiations aimed at a “phase one” trade deal between the U.S. and China bore fruit at the end of the period, boosting investor sentiment, while signs of stability emerging from the global manufacturing sector also lifted spirits. Uncertainty over Brexit, along with the ripple effects from the trade conflict, hampered business confidence and investment in the United Kingdom and Europe for much of the period, though investors expect greater clarity regarding Brexit as a result of December’s general election. The pro-Brexit Conservative Party won the election by a comfortable margin and set the stage for the U.K.’s departure from the EU at the end of January.

Markets expect the longest economic expansion in U.S. history will continue, albeit at a slower pace, as trade tensions recede. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates three times between July and October and the European Central Bank loosened policy in September. While the global monetary policy backdrop remains quite accommodative, signs of easing trade tensions and fading global recession fears led to improved market sentiment in late 2019 as investors grew less risk averse. In early 2020, an outbreak of coronavirus emanating from China reintroduced global growth fears, causing an uptick in volatility.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

February 14, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

MFS Total Return Bond Series

PORTFOLIO COMPOSITION

Portfolio structure at value (v)

Fixed income sectors (i)
Investment Grade Corporates	36.0%
Mortgage-Backed Securities	28.7%
Commercial Mortgage-Backed Securities	14.4%
U.S. Treasury Securities	12.9%
High Yield Corporates	5.9%
Collateralized Debt Obligations	5.7%
Asset-Backed Securities	2.9%
Municipal Bonds	2.8%
Emerging Markets Bonds	1.8%
U.S. Government Agencies	1.7%
Residential Mortgage-Backed Securities	0.5%
Non-U.S. Government Bonds	0.2%

Composition including fixed income credit quality (a)(i)
AAA	14.9%
AA	4.9%
A	12.8%
BBB	26.5%
BB	5.4%
B	1.1%
D (o)	0.0%
U.S. Government	1.9%
Federal Agencies	30.4%
Not Rated	15.6%
Cash & Cash Equivalents	(2.0)%
Other	(11.5)%

Portfolio structure reflecting equivalent exposure of derivative positions (i)

Portfolio facts (i)
Average Duration (d)	5.8
Average Effective Maturity (m)	6.9 yrs.

MFS Total Return Bond Series

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(v)	For purposes of this presentation, market value of fixed income and/or equity derivatives, if any, is included in Cash & Cash Equivalents.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of December 31, 2019.

The portfolio is actively managed and current holdings may be different.

MFS Total Return Bond Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2019, Initial Class shares of the MFS Total Return Bond Series (fund) provided a total return of 10.21%, while Service Class shares of the fund provided a total return of 9.92%. These compare with a return of 8.72% over the same period for the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

Market Environment

Fading fears of a near-term global recession, the announcement of a partial trade deal between the United States and China and the decline in uncertainty over Brexit helped bolster market sentiment late in the period. Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the US and China, had contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated late in the period amid nascent signs of stabilization in the manufacturing sector.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, causing the inversion of portions of the US Treasury yield curve for a time. Amid an improvement in risk sentiment in Q4 2019 and indications of a bottoming in growth and a potential upturn in activity, the Fed indicated in October that further rate cuts were unlikely unless the outlook for the economy materially worsened.

Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures, which included putting overnight rates deeper into negative territory, restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months, although China has been more cautious in increasing liquidity as it keeps trying to deleverage its economy, cutting rates only marginally.

Emerging markets experienced considerable volatility through the end of 2018, as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish. Notwithstanding the periodic headwinds on market sentiment from significant trade friction between the US and China over much of the year, emerging market hard currency debt and local rates benefited from relatively cheap valuations at the beginning of the period and easier global monetary conditions. These factors, plus the fading of certain global risk factors mentioned above, hastened spread tightening in the latter part of the period. At the same time, idiosyncratic risks spiked in some countries (e.g., Argentina and Lebanon), contributing to increased dispersion in performance among sovereign assets.

Factors Affecting Performance

Relative to the Bloomberg Barclays U.S. Aggregate Bond Index, the fund’s underweight allocation to the treasury sector, and its overweight exposure to both the industrials and financial institutions sectors, contributed to performance. The fund’s out-of-benchmark allocation to “BB” rated (r) securities further bolstered relative results as this credit quality segment turned in strong performance during the reporting period. Favorable bond selection within “BBB” rated securities was another area of relative strength.

Conversely, the fund’s out-of-benchmark exposure to derivatives, particularly its position in 10-Year US Treasury Note Futures, and an overweight allocation to the asset-backed securities sector, held back relative performance.

Respectfully,

Portfolio Manager(s)

Alexander Mackey, Joshua Marston, and Robert Persons

Note to Shareholders: Effective December 31, 2019, Alexander Mackey was added as a Portfolio Manager of the Fund.

(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

MFS Total Return Bond Series

PERFORMANCE SUMMARY THROUGH 12/31/19

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/19

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	10/24/95	10.21%	3.42%	4.32%
Service Class	5/01/00	9.92%	3.16%	4.06%

Comparative benchmark(s)
Bloomberg Barclays U.S. Aggregate Bond Index (f)		8.72%	3.05%	3.75%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Bloomberg Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

MFS Total Return Bond Series

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

MFS Total Return Bond Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2019 through December 31, 2019

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/19	Ending Account Value 12/31/19	Expenses Paid During Period (p) 7/01/19-12/31/19
Initial Class	Actual	0.52%	$1,000.00	$1,027.35	$2.66
	Hypothetical (h)	0.52%	$1,000.00	$1,022.58	$2.65
Service Class	Actual	0.77%	$1,000.00	$1,026.52	$3.93
	Hypothetical (h)	0.77%	$1,000.00	$1,021.32	$3.92

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MFS Total Return Bond Series

PORTFOLIO OF INVESTMENTS – 12/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
BONDS – 101.3%
Aerospace – 0.3%
TransDigm, Inc., 6.5%, 7/15/2024	$5,985,000	$6,172,630

Asset-Backed & Securitized – 23.5%
Allegro CLO Ltd., 2014-1RA, “A2”, FLR, 3.566% (LIBOR - 3mo. + 1.6%), 10/21/2028 (n)	$5,554,267	$5,524,124
ALM Loan Funding, CLO, 2015-12A, “A1R2”, FLR, 2.89% (LIBOR - 3mo. + 0.89%), 4/16/2027 (n)	5,620,304	5,618,191
ALM Loan Funding, CLO, 2015-16A, “AAR2”, FLR, 2.901% (LIBOR - 3mo. + 0.90%), 7/15/2027 (n)	2,000,000	1,995,946
ALM V Ltd., 2012-5A, “A2R3”, FLR, 3.253% (LIBOR - 3mo. + 1.25%), 10/18/2027 (n)	4,010,000	3,990,748
ALM V Ltd., 2012-5A, “BR3”, FLR, 3.653% (LIBOR - 3mo. + 1.7%), 10/18/2027 (n)	1,750,000	1,728,125
Arbor Realty CLO Ltd., 2017-FL2, “C”, FLR, 4.089% (LIBOR - 1mo. + 2.35%), 8/15/2027 (n)	1,494,500	1,495,876
Arbor Realty Trust, Inc., CLO, 2018-FL1, “A”, FLR, 2.889% (LIBOR - 1mo. + 1.15%), 6/15/2028 (n)	7,720,000	7,724,823
Arbor Realty Trust, Inc., CLO, 2019-FL1, “D”, FLR, 4.24% (LIBOR - 1mo. + 2.5%), 5/15/2037 (n)	6,995,000	6,999,372
AREIT CRE Trust, 2019-CRE3, “A”, FLR, 2.76% (LIBOR - 1mo. + 1.02%), 9/14/2036 (n)	1,230,000	1,229,106
AREIT CRE Trust, 2019-CRE3, “B”, FLR, 3.29% (LIBOR - 1mo. + 1.55%), 9/14/2036 (n)	2,569,500	2,569,474
AREIT CRE Trust, 2019-CRE3, “C”, FLR, 3.639% (LIBOR - 1mo. + 1.9%), 9/14/2036 (n)	2,242,500	2,242,475
AREIT CRE Trust, 2019-CRE3, “D”, FLR, 4.39% (LIBOR - 1mo. + 2.65%), 9/14/2036 (n)	1,849,000	1,848,541
Atrium XII Corp., 2012-A, “B1R”, FLR, 3.303% (LIBOR - 3mo. + 1.35%), 4/22/2027 (n)	7,430,000	7,392,657
Bancorp Commercial Mortgage Trust, 2017-CRE2, “B”, FLR, 3.339% (LIBOR - 1mo. + 1.6%), 8/15/2032 (n)	2,312,000	2,323,068
Bancorp Commercial Mortgage Trust, 2018-CRE3, “A”, FLR, 2.59% (LIBOR -1mo. + 0.85%), 1/15/2033 (n)	3,759,175	3,755,757
Bancorp Commercial Mortgage Trust, 2018-CRE3, “AS”, FLR, 2.989% (LIBOR - 1mo. + 1.25%), 1/15/2033 (n)	3,929,321	3,933,910
Bancorp Commercial Mortgage Trust, 2018-CRE3, “D”, FLR, 4.44% (LIBOR - 1mo. + 2.7%), 1/15/2033 (n)	1,668,091	1,682,662

Issuer	Shares/Par	Value ($)
BONDS – continued
Asset-Backed & Securitized – continued
Bancorp Commercial Mortgage Trust, 2018-CRE4, “AS”, FLR, 2.839% (LIBOR - 1mo. + 1.1%), 9/15/2035 (n)	$2,255,000	$2,257,366
Bancorp Commercial Mortgage Trust, 2018-CRE4, “B”, FLR, 2.99% (LIBOR - 1mo. + 1.25%), 9/15/2035 (n)	2,030,000	2,032,123
Bancorp Commercial Mortgage Trust, 2018-CRE4, “D”, FLR, 3.839% (LIBOR - 1mo. + 2.1%), 9/15/2035 (n)	1,465,000	1,466,680
Bancorp Commercial Mortgage Trust, 2019-CRE5, “A”, FLR, 2.74% (LIBOR -1mo. + 1%), 3/15/2036 (n)	4,444,860	4,439,273
Bancorp Commercial Mortgage Trust, 2019-CRE5, “AS”, FLR, 3.09% (LIBOR - 1mo. + 1.35%), 3/15/2036 (n)	1,394,437	1,394,434
Bancorp Commercial Mortgage Trust, 2019-CRE6, “B”, FLR, 3.315% (LIBOR - 1mo. + 1.55%), 9/15/2036 (n)	8,289,572	8,289,555
Barclays Commercial Mortgage Securities LLC, 2019-C5, “A4”, 3.063%, 11/15/2052	2,755,000	2,841,718
Bayview Commercial Asset Trust, 0%, 12/25/2036 (i)(n)	111,313	11
Bayview Financial Revolving Mortgage Loan Trust, FLR, 3.404% (LIBOR - 1mo. + 1.6%), 12/28/2040 (n)	61,463	61,696
BDS Ltd., 2018-FL2, “A”, FLR, 2.687% (LIBOR - 1mo. + 0.95%), 8/15/2035 (n)	3,421,384	3,419,263
BDS Ltd., 2019-FL4, “A”, FLR, 2.839% (LIBOR - 1mo. + 1.10%), 8/15/2036 (n)	5,165,000	5,155,254
Bear Stearns Cos., Inc., “A2”, FLR, 2.242% (LIBOR - 1mo. + 0.45%), 12/25/2042	379,983	378,128
Benchmark Mortgage Trust, 2019-B10, “A4”, 3.717%, 3/15/2062	9,521,000	10,344,987
BSPRT Ltd., 2019-FL5, “C”, FLR, 3.765% (LIBOR - 1mo. + 2%), 5/15/2029 (n)	3,295,000	3,282,785
Business Jet Securities LLC, 2018-1, “A”, 4.335%, 2/15/2033 (n)	6,544,123	6,614,221
Cantor Commercial Real Estate, 2019-CF2, “A5”, 2.874%, 11/15/2052	6,645,635	6,728,254
Chesapeake Funding II LLC, 2017-4A, “A1”, 2.12%, 11/15/2029 (n)	3,205,177	3,205,888
Chesapeake Funding II LLC, 2018-1A, “A1”, 3.04%, 4/15/2030 (n)	3,723,986	3,765,671
Citigroup Commercial Mortgage Trust, 2014-GC25, “A4”, 3.635%, 10/10/2047	3,128,793	3,295,496
Citigroup Commercial Mortgage Trust, 2016-P6, “A5”, 3.72%, 12/10/2049	1,754,000	1,886,066
Citigroup Commercial Mortgage Trust, 2019-C7, “A4”, 3.102%, 12/15/2072	790,000	816,180
Commercial Mortgage Pass-Through Certificates, 2014-LC19 “A4”, 3.183%, 2/10/2048	7,671,000	7,949,994

MFS Total Return Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Asset-Backed & Securitized – continued
Commercial Mortgage Pass-Through Certificates, 2019-BN17, “A4”, 3.714%, 4/15/2052	$5,904,000	$6,409,489
Commercial Mortgage Pass-Through Certificates, 2019-BN24, “A3”, 2.96%, 11/15/2062	864,286	885,324
Commercial Mortgage Trust, 2012-CR2, “A4”, 3.147%, 8/15/2045	3,950,000	4,033,245
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/2048	10,000,000	10,621,564
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902%, 7/10/2050	2,888,848	3,074,173
Commercial Mortgage Trust, 2017-COR2, “A3”, 3.51%, 9/10/2050	12,940,000	13,700,066
CPS Auto Trust, 2019-B, “B”, 3.09%, 4/17/2023 (n)	2,302,000	2,325,547
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/2057	2,695,346	2,816,687
Cutwater Ltd., 2014-1A, “BR”, FLR, 4.401% (LIBOR - 3mo. + 2.4%), 7/15/2026 (n)	3,135,000	3,124,118
Cutwater Ltd., 2015-IA, “BR”, FLR, 3.8% (LIBOR - 3mo. + 1.8%), 1/15/2029 (n)	10,770,000	10,715,041
Drive Auto Receivables Trust, 2017-1, “C”, 2.84%, 4/15/2022	140,011	140,045
DT Auto Owner Trust, 2019-2A, “C”, 3.18%, 2/18/2025 (n)	3,392,000	3,432,908
Exantas Capital Corp. CLO Ltd., 2018-RS06, “B”, FLR, 2.887% (LIBOR - 1mo. + 1.15%), 6/15/2035 (n)	2,090,000	2,083,469
Exantas Capital Corp. CLO Ltd., 2019-RS07, “B”, FLR, 3.437% (LIBOR - 1mo. + 1.7%), 4/15/2036 (n)	2,753,500	2,759,633
Figueroa CLO Ltd., 2013-2A, “BRR”, FLR, 3.758% (LIBOR - 3mo. + 1.85%), 6/20/2027 (n)	1,145,000	1,140,509
Flatiron CLO Ltd., 2015-1A, “BR”, FLR, 3.4% (LIBOR - 3mo. + 1.4%), 4/15/2027 (n)	10,675,817	10,675,927
Flatiron CLO Ltd., 2015-1A, “CR”, FLR, 3.901% (LIBOR - 3mo. + 1.9%), 4/15/2027 (n)	1,970,000	1,962,400
Fort CRE LLC, 2018-1A, “A1”, FLR, 3.135% (LIBOR - 1mo. + 1.35%), 11/16/2035 (n)	6,199,500	6,199,488
Galaxy CLO Ltd., 2018-29A, “A”, FLR, 2.7% (LIBOR - 3mo. + 0.79%), 11/15/2026 (n)	6,090,295	6,087,171
Galaxy CLO Ltd., 2018-29A, “B”, FLR, 3.309% (LIBOR - 3mo. + 1.4%), 11/15/2026 (n)	2,878,803	2,876,054
GMF Floorplan Owner Revolving Trust, 2017-1, “A2”, FLR, 2.309% (LIBOR - 1mo. + 0.57%), 1/18/2022 (n)	14,876,000	14,877,935
GMF Floorplan Owner Revolving Trust, 2017-2, “C”, 2.63%, 7/15/2022 (n)	3,932,000	3,936,599

Issuer	Shares/Par	Value ($)
BONDS – continued
Asset-Backed & Securitized – continued
Grand Avenue CRE Ltd., 2019-FL1, “A”, FLR, 2.86% (LIBOR - 1mo. + 1.12%), 6/15/2037 (n)	$5,172,500	$5,172,500
Granite Point Mortgage Trust, Inc., FLR, 2.664% (LIBOR - 1mo. + 0.9%), 11/21/2035 (n)	1,866,982	1,862,471
GS Mortgage Securities Trust, 2015 - GC30, “A4”, 3.382%, 5/10/2050	7,904,407	8,267,696
GS Mortgage Securities Trust, 2019 - GSA1, “A4”, 3.047%, 11/10/2052	10,169,944	10,437,536
HarbourView CLO VII Ltd., 7RA, “B”, FLR, 3.703% (LIBOR - 3mo. + 1.7%), 7/18/2031 (n)	6,545,000	6,398,693
Hunt CRE Ltd., 2018-FL2, “AS”, FLR, 3.189% (LIBOR - 1mo. + 1.45%), 8/15/2028 (n)	875,000	873,361
Hunt CRE Ltd., 2018-FL2, “B”, FLR, 3.39% (LIBOR - 1mo. + 1.65%), 8/15/2028 (n)	1,800,000	1,799,443
Hunt CRE Ltd., 2018-FL2, “C”, FLR, 4.089% (LIBOR - 1mo. + 2.35%), 8/15/2028 (n)	595,000	595,000
Invitation Homes Trust, 2018-SFR1, “B”, FLR, 2.437% (LIBOR - 1mo. + 0.7%), 3/17/2037 (n)	9,420,780	9,341,462
Invitation Homes Trust, 2018-SFR2, “A”, FLR, 2.587% (LIBOR - 1mo. + 0.85%), 12/17/2036 (n)	1,282,399	1,277,523
JPMBB Commercial Mortgage Securities Trust, 2015-C28, “A4”, 3.227%, 10/15/2048	12,188,428	12,645,434
JPMorgan Chase Commercial Mortgage Securities Corp., 5.784%, 7/15/2042 (n)(q)	34,046	23,137
JPMorgan Chase Commercial Mortgage Securities Corp., 3.454%, 9/15/2050	7,520,623	7,952,168
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, 4.171%, 8/15/2046	124,286	126,898
JPMorgan Mortgage Trust, “A1”, 3.758%, 10/25/2033	108,641	111,514
KKR Real Estate Financial Trust, Inc., 2018-FL1, “C”, FLR, 3.737% (LIBOR -1mo. + 2%), 6/15/2036 (n)	5,197,500	5,200,748
Lehman Brothers Commercial Conduit Mortgage Trust, 0.947%, 2/18/2030 (i)	2,931	0
LoanCore Ltd., 2018-CRE1, “AS”, FLR, 3.239% (LIBOR - 1mo. + 1.5%), 5/15/2028 (n)	8,900,000	8,911,761
LoanCore Ltd., 2018-CRE1, “C”, FLR, 4.29% (LIBOR - 1mo. + 2.55%), 5/15/2028 (n)	2,340,000	2,347,065
LoanCore Ltd., 2018-CRE1, “C”, FLR, 3.689% (LIBOR - 1mo. + 1.95%), 4/15/2034 (n)	2,041,000	2,041,003

MFS Total Return Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Asset-Backed & Securitized – continued
LoanCore Ltd., 2018-CRE1/CRE3, “B”, FLR, 3.34% (LIBOR - 1mo. + 1.6%), 4/15/2034 (n)	$2,082,000	$2,082,004
LoanCore Ltd., 2019-CRE2, “D”, FLR, 4.19% (LIBOR - 1mo. + 2.45%), 5/15/2036 (n)	1,121,500	1,120,817
LoanCore Ltd., 2019-CRE3, “AS”, FLR, 3.109% (LIBOR - 1mo. + 1.37%), 4/15/2034 (n)	1,618,000	1,617,997
Loomis, Sayles & Co., CLO, 2015-2A, “A1R”, FLR, 2.9% (LIBOR - 3mo. + 0.9%), 4/15/2028 (n)	3,000,000	2,989,815
Merrill Lynch Mortgage Investors, Inc., “A”, 3.924%, 5/25/2036	196,670	200,695
Merrill Lynch Mortgage Investors, Inc., “A5”, 4.004%, 4/25/2035	159,096	157,442
MF1 CLO Ltd., 2019-FL2, “AS”, FLR, 3.222% (LIBOR - 1mo. + 1.43%), 12/25/2034 (n)	11,245,000	11,248,468
Morgan Stanley Bank of America/Merrill Lynch Trust, “A4”, 3.176%, 8/15/2045	5,000,000	5,104,560
Navistar Financial Dealer Note Master Owner (NAVMT), 2019-1, “A”, FLR, 2.432% (LIBOR -1mo. + 0.64%), 5/25/2024 (n)	6,175,000	6,191,419
Neuberger Berman CLO Ltd., 2017-16SA, “B”, FLR, 3.25% (LIBOR - 3mo. + 1.25%), 1/15/2028 (n)	4,360,000	4,308,918
NextGear Floorplan Master Owner Trust, 2018-1A, “A2”, 3.22%, 2/15/2023 (n)	3,250,000	3,287,865
NextGear Floorplan Master Owner Trust, 2019-2A, “A2”, 2.07%, 10/15/2024 (n)	2,465,000	2,447,628
OCP CLO Ltd., 2015-9A, “A2R”, FLR, 3.351% (LIBOR - 3mo. + 1.35%), 7/15/2027 (n)	6,280,000	6,237,164
Parallel Ltd., 2015-1A, “C1R”, FLR, 3.715% (LIBOR - 3mo. + 1.75%), 7/20/2027 (n)	1,680,000	1,640,488
Parallel Ltd., 2015-1A, “C2R”, FLR, 3.715% (LIBOR - 3mo. + 1.75%), 7/20/2027 (n)	1,810,000	1,767,431
Preferred Term Securities XIX Ltd., CDO, FLR, 2.243% (LIBOR - 3mo. + 0.35%), 12/22/2035 (n)	249,891	218,030
Race Point CLO Ltd., 2013-8A, “AR”, FLR, 3.238% (LIBOR - 3mo. + 1.34%), 2/20/2030 (n)	5,825,355	5,820,790
Residential Funding Mortgage Securities, Inc., 5.32%, 12/25/2035	23,709	23,832
Santander Retail Auto Lease Trust, 2019-A, “B”, 3.01%, 5/22/2023 (n)	3,222,000	3,255,897
Securitized Term Auto Receivable Trust 2019-CRTA, “B”, 2.453%, 3/25/2026 (n)	2,211,628	2,207,706
Securitized Term Auto Receivable Trust 2019-CRTA, “C”, 2.849%, 3/25/2026 (n)	2,637,440	2,632,776

Issuer	Shares/Par	Value ($)
BONDS – continued
Asset-Backed & Securitized – continued
Shelter Growth CRE, 2018-FL1, “B”, FLR, 3.239% (LIBOR - 1mo. + 1.5%), 1/15/2035 (n)	$3,381,750	$3,381,748
TICP CLO Ltd., 2018-IA, “A2”, FLR, 3.436% (LIBOR - 3mo. + 1.5%), 4/26/2028 (n)	6,750,828	6,651,895
UBS Commercial Mortgage Trust, 2017-C8, “A4”, 3.983%, 2/15/2051	5,865,766	6,425,086
UBS Commercial Mortgage Trust, 2019-C17, “A4”, 2.921%, 9/15/2052	7,729,133	7,846,543
Voya CLO Ltd., 2012-4A, “A2AR”, FLR, 3.79% (LIBOR - 3mo. + 1.90%), 10/15/2030 (n)	1,940,000	1,938,840
Wells Fargo Commercial Mortgage Trust, 2016-C34, “A4”, 3.096%, 6/15/2049	2,280,000	2,345,039
Wells Fargo Commercial Mortgage Trust, 2016-LC25, “A4”, 3.64%, 12/15/2059	13,071,416	13,972,642
Wells Fargo Commercial Mortgage Trust, 2017-C42, “A5”, 3.589%, 12/15/2050	3,970,000	4,246,436
Wells Fargo Commercial Mortgage Trust, 2018-C46, “A4”, 4.152%, 8/15/2051	1,430,000	1,588,896
Wells Fargo Commercial Mortgage Trust, 2019-C53, “A4”, 3.04%, 10/15/2052	10,239,837	10,540,212
West CLO Ltd., 2014-1A, “A2R”, FLR, 3.353% (LIBOR - 3mo. + 1.35%), 7/18/2026 (n)	8,174,074	8,149,838
West CLO Ltd., 2014-1A, “CR”, FLR, 5.003% (LIBOR - 3mo. + 3%), 7/18/2026 (n)	1,680,000	1,680,013
Wind River CLO Ltd., 2012-1A, “CR2”, FLR, 4.05% (LIBOR - 3mo. + 2.05%), 1/15/2026 (n)	5,112,331	5,112,316
Wind River CLO Ltd., 2015-2A, “CR”, FLR, 3.686% (LIBOR - 1mo. + 1.7%), 10/15/2027 (n)	975,000	961,936

		$480,345,885

Automotive – 0.9%
Allison Transmission, Inc., 4.75%, 10/01/2027 (n)	$6,375,000	$6,614,062
General Motors Co., 4.875%, 10/02/2023	4,291,000	4,603,232
KAR Auction Services, Inc., 5.125%, 6/01/2025 (n)	3,035,000	3,156,400
Volkswagen Group of America, Inc., 3.2%, 9/26/2026 (n)	3,881,000	3,975,950

		$18,349,644

Broadcasting – 0.5%
Fox Corp., 4.709%, 1/25/2029 (n)	$8,554,000	$9,742,120

Brokerage & Asset Managers – 1.2%
Charles Schwab Corp., 3.2%, 1/25/2028	$2,607,000	$2,735,939
E*TRADE Financial Corp., 3.8%, 8/24/2027	5,435,000	5,645,603
E*TRADE Financial Corp., 4.5%, 6/20/2028	3,485,000	3,787,300

MFS Total Return Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Brokerage & Asset Managers – continued
Intercontinental Exchange, Inc., 3.75%, 9/21/2028	$3,417,000	$3,728,336
Raymond James Financial, Inc., 4.95%, 7/15/2046	4,683,000	5,459,481
TD Ameritrade Holding Corp., 2.95%, 4/01/2022	1,773,000	1,811,803
TD Ameritrade Holding Corp., 3.3%, 4/01/2027	1,271,000	1,329,937

		$24,498,399

Building – 1.3%
Martin Marietta Materials, Inc., 4.25%, 7/02/2024	$8,330,000	$8,911,485
Martin Marietta Materials, Inc., 3.45%, 6/01/2027	1,407,000	1,438,656
Martin Marietta Materials, Inc., 4.25%, 12/15/2047	3,819,000	3,958,839
Masco Corp., 4.375%, 4/01/2026	6,170,000	6,661,664
Standard Industries, Inc., 5.375%, 11/15/2024 (n)	2,645,000	2,717,738
Standard Industries, Inc., 6%, 10/15/2025 (n)	2,645,000	2,780,556

		$26,468,938

Business Services – 0.9%
Equinix, Inc., 5.375%, 5/15/2027	$6,006,000	$6,522,696
Fidelity National Information Services, Inc., 3%, 8/15/2026	7,885,000	8,150,991
Fiserv, Inc., 3.5%, 7/01/2029	3,911,000	4,104,984

		$18,778,671

Cable TV – 1.9%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 1/15/2024	$580,000	$590,150
CCO Holdings LLC/CCO Holdings Capital Corp., 5%, 2/01/2028 (n)	5,680,000	5,960,138
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.908%, 7/23/2025	7,676,000	8,449,411
CSC Holdings LLC, 5.5%, 5/15/2026 (n)	6,560,000	6,945,334
Sirius XM Radio, Inc., 5.375%, 7/15/2026 (n)	7,020,000	7,456,556
Time Warner Cable, Inc., 4.5%, 9/15/2042	3,721,000	3,794,229
Time Warner Entertainment Co. LP, 8.375%, 7/15/2033	290,000	406,102
Videotron Ltd., 5%, 7/15/2022	4,605,000	4,858,275

		$38,460,195

Computer Software – 0.9%
Dell Investments LLC/EMC Corp., 5.3%, 10/01/2029 (n)	$10,112,000	$11,386,802
Microsoft Corp., 4.1%, 2/06/2037	5,836,000	6,884,585

		$18,271,387

Computer Software – Systems – 0.3%
Apple, Inc., 4.375%, 5/13/2045	$4,792,000	$5,790,176

Issuer	Shares/Par	Value ($)
BONDS – continued
Conglomerates – 0.7%
United Technologies Corp., 4.125%, 11/16/2028	$2,100,000	$2,363,679
United Technologies Corp., 4.05%, 5/04/2047	3,608,000	4,124,452
Wabtec Corp., 4.95%, 9/15/2028	7,993,000	8,787,865

		$15,275,996

Consumer Products – 1.0%
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/2023 (n)	$6,765,000	$7,043,696
Reckitt Benckiser Treasury Services PLC, 2.75%, 6/26/2024 (n)	13,673,000	13,934,322

		$20,978,018

Consumer Services – 0.7%
Booking Holdings, Inc., 3.65%, 3/15/2025	$3,610,000	$3,856,188
Priceline Group, Inc., 2.75%, 3/15/2023	1,728,000	1,764,591
Toll Road Investors Partnership II LP, Capital Appreciation, 0%, 2/15/2026 (n)	2,145,000	1,594,555
Toll Road Investors Partnership II LP, Capital Appreciation, 0%, 2/15/2029 (z)	6,221,000	3,958,641
Toll Road Investors Partnership II LP, Capital Appreciation, 0%, 2/15/2031 (n)	2,145,000	1,229,199
Toll Road Investors Partnership II LP, Capital Appreciation, 0%, 2/15/2043 (n)	5,600,000	1,636,111

		$14,039,285

Containers – 0.4%
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 2/01/2026	$7,030,000	$7,425,437

Electronics – 1.1%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.875%, 1/15/2027	$8,969,000	$9,306,746
Broadcom, Inc., 3.625%, 10/15/2024 (n)	8,720,000	9,062,821
Broadcom, Inc., 4.75%, 4/15/2029 (n)	3,794,000	4,148,432

		$22,517,999

Emerging Market Quasi-Sovereign – 1.4%
Petrobras Global Finance B.V. (Federative Republic of Brazil), 5.75%, 2/01/2029	$5,930,000	$6,689,040
Saudi Arabian Oil Co., 3.5%, 4/16/2029 (n)	5,389,000	5,579,338
State Grid Overseas Investment (2016) Ltd. (People’s Republic of China), 2.75%, 5/04/2022 (n)	15,191,000	15,347,844

		$27,616,222

Energy – Integrated – 0.3%
Eni S.p.A., 4%, 9/12/2023 (n)	$5,485,000	$5,782,250

Entertainment – 0.4%
Six Flags Entertainment Corp., 4.875%, 7/31/2024 (n)	$7,151,000	$7,410,224

Financial Institutions – 0.7%
Avolon Holdings Funding Ltd., 5.25%, 5/15/2024 (n)	$5,845,000	$6,380,285

MFS Total Return Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Financial Institutions – continued
Avolon Holdings Funding Ltd., 3.95%, 7/01/2024 (n)	$4,754,000	$4,954,143
GE Capital International Funding Co., 4.418%, 11/15/2035	3,160,000	3,364,692

		$14,699,120

Food & Beverages – 0.7%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.9%, 2/01/2046	$3,064,000	$3,623,604
Anheuser-Busch InBev Worldwide, Inc., 3.7%, 2/01/2024	2,400,000	2,544,754
Anheuser-Busch InBev Worldwide, Inc., 5.45%, 1/23/2039	2,702,000	3,392,321
Conagra Brands, Inc., 4.6%, 11/01/2025	4,150,000	4,580,230

		$14,140,909

Gaming & Lodging – 0.5%
GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/2023	$4,350,000	$4,733,148
GLP Capital LP/GLP Financing II, Inc., 5.25%, 6/01/2025	2,257,000	2,477,283
Las Vegas Sands Corp., 3.5%, 8/18/2026	3,415,000	3,509,564

		$10,719,995

Insurance – 1.0%
American International Group, Inc., 3.75%, 7/10/2025	$4,804,000	$5,136,825
American International Group, Inc., 3.9%, 4/01/2026	5,113,000	5,475,249
American International Group, Inc., 4.7%, 7/10/2035	2,777,000	3,212,377
Lincoln National Corp., 3.8%, 3/01/2028	1,785,000	1,900,541
Principal Financial Group, Inc., 3.4%, 5/15/2025	4,724,000	4,945,985

		$20,670,977

Insurance – Health – 0.5%
Centene Corp., 4.625%, 12/15/2029 (n)	$1,877,000	$1,978,077
UnitedHealth Group, Inc., 2.375%, 10/15/2022	8,997,000	9,104,548

		$11,082,625

Insurance – Property & Casualty – 2.1%
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/2025	$6,835,000	$7,209,634
Aon Corp., 3.75%, 5/02/2029	7,982,000	8,543,444
Fairfax Financial Holdings Ltd., 4.85%, 4/17/2028	5,854,000	6,371,161
Hartford Financial Services Group, Inc., 2.8%, 8/19/2029	6,063,000	6,124,930
Liberty Mutual Group, Inc., 3.951%, 10/15/2050 (n)	2,900,000	3,006,353
Marsh & McLennan Cos., Inc., 4.375%, 3/15/2029	1,962,000	2,233,963
Marsh & McLennan Cos., Inc., 4.2%, 3/01/2048	6,949,000	7,884,456
Swiss Re Ltd., 4.25%, 12/06/2042 (n)	926,000	1,067,006

		$42,440,947

Issuer	Shares/Par	Value ($)
BONDS – continued
International Market Quasi-Sovereign – 0.2%
Electricite de France S.A., 4.875%, 9/21/2038 (n)	$2,687,000	$3,151,355

Machinery & Tools – 0.2%
CNH Industrial Capital LLC, 4.2%, 1/15/2024	$1,209,000	$1,279,822
CNH Industrial Capital LLC, 3.85%, 11/15/2027	3,385,000	3,530,083

		$4,809,905

Major Banks – 5.8%
ABN AMRO Bank N.V., 4.8%, 4/18/2026 (n)	$5,000,000	$5,453,467
Bank of America Corp., 3.419% to 12/20/2027, FLR (LIBOR - 3mo. + 1.04%) to 12/20/2028	8,376,000	8,783,844
Bank of America Corp., 4.443%, 1/20/2048	6,670,000	8,094,375
Bank of America Corp., 6.1%, 12/29/2049	8,260,000	9,199,988
Bank of America Corp., 5.875%, 12/31/2059	6,088,000	6,750,374
Bank of America Corp., FLR, 6.5% (LIBOR - 3mo. + 4.174%), 10/23/2049	4,004,000	4,544,540
Barclays PLC, 4.972% to 5/16/2028, FLR (LIBOR - 3mo. + 1.902%) to 5/16/2029	3,499,000	3,940,636
Credit Suisse Group AG, 6.5%, 8/08/2023 (n)	1,899,000	2,115,011
Credit Suisse Group Fund (Guernsey) Ltd., 3.75%, 3/26/2025	3,355,000	3,547,950
Goldman Sachs Group, Inc., 3.625%, 1/22/2023	6,374,000	6,635,477
JPMorgan Chase & Co., 4.25%, 10/15/2020	1,385,000	1,409,548
JPMorgan Chase & Co., 4.5%, 1/24/2022	947,000	994,045
JPMorgan Chase & Co., 3.125%, 1/23/2025	374,000	390,186
JPMorgan Chase & Co., 3.509%, 1/23/2029	2,455,000	2,606,125
JPMorgan Chase & Co., 4.005%, 4/23/2029	11,547,000	12,667,171
JPMorgan Chase & Co., 4.203% to 7/23/2028, FLR (LIBOR - 3mo. + 1.26%) to 7/23/2029	4,743,000	5,287,543
Lloyds Bank PLC, 3.75%, 1/11/2027	5,639,000	5,922,078
Morgan Stanley, 3.75%, 2/25/2023	8,585,000	8,988,129
PNC Bank N.A., 3.1%, 10/25/2027	8,157,000	8,503,758
UBS Group Funding (Jersey) Ltd., 4.125%, 9/24/2025 (n)	4,836,000	5,256,195
Wachovia Corp., 6.605%, 10/01/2025	1,764,000	2,114,452
Wells Fargo & Co., 3.069%, 1/24/2023	4,635,000	4,730,183

		$117,935,075

Medical & Health Technology & Services – 3.0%
Alcon Finance Corp., 2.75%, 9/23/2026 (n)	$901,000	$916,678
Catholic Health Initiatives, 2.95%, 11/01/2022	6,666,000	6,788,504

MFS Total Return Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Medical & Health Technology & Services – continued
Cigna Corp., 3.75%, 7/15/2023	$9,040,000	$9,474,606
Hackensack Meridian Health, Inc., 4.211%, 7/01/2048	3,555,000	3,986,663
Hackensack Meridian Health, Inc., 4.5%, 7/01/2057	5,360,000	6,293,312
HCA, Inc., 5.25%, 6/15/2026	3,026,000	3,387,009
HCA, Inc., 5.625%, 9/01/2028	7,640,000	8,706,544
HCA, Inc., 4.125%, 6/15/2029	4,743,000	5,025,824
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045	2,518,000	2,827,196
Northwell Healthcare, Inc., 3.979%, 11/01/2046	1,503,000	1,535,192
Northwell Healthcare, Inc., 4.26%, 11/01/2047	4,465,000	4,788,574
Toledo Hospital, 5.325%, 11/15/2028	7,120,000	7,743,358

		$61,473,460

Medical Equipment – 0.6%
Abbott Laboratories, 3.4%, 11/30/2023	$2,684,000	$2,821,147
Abbott Laboratories, 4.9%, 11/30/2046	5,863,000	7,692,502
Boston Scientific Corp., 4%, 3/01/2029	2,000,000	2,210,489

		$12,724,138

Metals & Mining – 1.0%
Freeport-McMoRan Copper & Gold, Inc., 5.4%, 11/14/2034	$5,570,000	$5,834,575
Glencore Funding LLC, 4.125%, 5/30/2023 (n)	2,796,000	2,913,723
Novelis Corp., 5.875%, 9/30/2026 (n)	5,245,000	5,581,231
Vale Overseas Ltd., 6.25%, 8/10/2026	4,758,000	5,584,940

		$19,914,469

Midstream – 2.4%
Enbridge, Inc., 4.25%, 12/01/2026	$7,802,000	$8,583,384
Kinder Morgan (Delaware), Inc., 7.75%, 1/15/2032	6,550,000	9,001,124
Kinder Morgan Energy Partners LP, 6.375%, 3/01/2041	2,240,000	2,819,271
Kinder Morgan Energy Partners LP, 5.4%, 9/01/2044	2,778,000	3,208,831
ONEOK, Inc., 5.2%, 7/15/2048	5,276,000	5,970,311
Plains All American Pipeline, 3.55%, 12/15/2029	3,000,000	2,952,768
Sabine Pass Liquefaction LLC, 5.75%, 5/15/2024	5,449,000	6,074,767
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028	2,847,000	3,014,417
Targa Resources Partners LP/Targa Resources Finance Corp., 5.875%, 4/15/2026	6,555,000	6,964,687

		$48,589,560

Mortgage-Backed – 28.6%
Fannie Mae, 5.5%, 3/01/2020 - 4/01/2040	$7,956,069	$8,894,888
Fannie Mae, 5%, 6/01/2020 - 3/01/2042	5,909,159	6,505,603
Fannie Mae, 5.19%, 9/01/2020	131,988	132,668

Issuer	Shares/Par	Value ($)
BONDS – continued
Mortgage-Backed – continued
Fannie Mae, 3.416%, 10/01/2020	$436,979	$441,372
Fannie Mae, 2.14%, 5/01/2021	872,760	873,231
Fannie Mae, 3.89%, 7/01/2021	1,079,955	1,102,116
Fannie Mae, 2.56%, 10/01/2021	771,272	776,652
Fannie Mae, 2.64%, 11/01/2021	1,134,307	1,145,443
Fannie Mae, 2.75%, 3/01/2022	1,077,380	1,095,825
Fannie Mae, 6%, 8/01/2022 - 3/01/2039	2,039,609	2,321,172
Fannie Mae, 2.525%, 10/01/2022	1,723,940	1,749,072
Fannie Mae, 2.68%, 3/01/2023	1,658,425	1,686,407
Fannie Mae, 2.41%, 5/01/2023	1,932,962	1,950,937
Fannie Mae, 2.55%, 5/01/2023	990,247	1,003,758
Fannie Mae, 4.5%, 5/01/2024 - 6/01/2044	22,088,308	23,974,480
Fannie Mae, 3.5%, 5/25/2025 - 1/01/2050	39,833,248	41,498,128
Fannie Mae, 2.672%, 12/25/2026	6,265,000	6,373,309
Fannie Mae, 3.95%, 1/01/2027	343,620	376,718
Fannie Mae, 3%, 11/01/2028 - 8/01/2047	25,404,054	26,089,957
Fannie Mae, 6.5%, 7/01/2032 - 1/01/2033	4,212	4,708
Fannie Mae, 3%, 2/25/2033 (i)	720,181	82,328
Fannie Mae, 4%, 12/01/2039 - 11/01/2049	42,294,089	45,260,437
Fannie Mae, 3.25%, 5/25/2040	353,017	365,176
Fannie Mae, 2%, 10/25/2040 - 4/25/2046	916,176	906,159
Fannie Mae, 4%, 7/25/2046 (i)	634,308	123,119
Fannie Mae, TBA, 2.5%, 1/16/2035 - 2/18/2035	19,875,000	20,041,058
Fannie Mae, TBA, 3%, 1/16/2035 - 1/25/2050	50,275,000	51,064,821
Fannie Mae, TBA, 3.5%, 1/16/2035 - 1/14/2050	20,467,715	21,090,552
Fannie Mae, TBA, 5%, 1/25/2050	1,225,000	1,309,735
Federal Home Loan Bank, 5%, 7/01/2035	1,663,205	1,835,015
Federal Home Loan Bank, 3.5%, 5/01/2049	877,327	911,078
Federal Home Loan Bank, 4%, 1/01/2050	3,775,000	3,933,722
Freddie Mac, 4.251%, 1/25/2020	50,769	50,682
Freddie Mac, 5%, 4/01/2020 - 7/01/2041	2,294,417	2,531,506
Freddie Mac, 3.034%, 10/25/2020	2,531,942	2,542,648
Freddie Mac, 5.5%, 11/01/2020 - 1/01/2038	359,001	403,048
Freddie Mac, 2.791%, 1/25/2022	4,439,000	4,494,635
Freddie Mac, 3.32%, 2/25/2023	3,956,000	4,101,523
Freddie Mac, 3.3%, 4/25/2023 - 10/25/2026	9,057,972	9,476,943
Freddie Mac, 3.06%, 7/25/2023	4,230,000	4,367,475
Freddie Mac, 3.531%, 7/25/2023	2,401,000	2,517,048
Freddie Mac, 3.458%, 8/25/2023	7,000,000	7,324,392
Freddie Mac, 2.67%, 12/25/2024	2,784,000	2,851,090
Freddie Mac, 2.811%, 1/25/2025	4,169,000	4,293,074
Freddie Mac, 3.329%, 5/25/2025	6,457,000	6,819,730
Freddie Mac, 4%, 7/01/2025 - 4/01/2044	4,257,786	4,526,070
Freddie Mac, 4.5%, 7/01/2025 - 5/01/2042	5,586,343	6,063,878
Freddie Mac, 2.673%, 3/25/2026	4,000,000	4,102,092
Freddie Mac, 3%, 6/15/2028 - 2/25/2059	36,884,872	37,861,532
Freddie Mac, 3.926%, 7/25/2028	4,066,000	4,502,253

MFS Total Return Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Mortgage-Backed – continued
Freddie Mac, 4.06%, 10/25/2028	$2,437,000	$2,723,268
Freddie Mac, 1.089%, 7/25/2029 (i)	4,056,498	361,176
Freddie Mac, 1.27%, 8/25/2029 (i)	7,037,200	652,220
Freddie Mac, 0.756%, 11/25/2029 (i)	15,615,000	849,707
Freddie Mac, 2.5%, 11/01/2031	195,951	198,450
Freddie Mac, 6%, 8/01/2034 - 7/01/2038	104,455	117,988
Freddie Mac, 5.5%, 2/15/2036 (i)	151,008	29,591
Freddie Mac, 3.5%, 11/01/2037 - 10/25/2058	43,236,063	45,183,542
Freddie Mac, 4.5%, 12/15/2040 (i)	192,647	18,144
Freddie Mac, 4%, 8/15/2044 (i)	184,835	25,562
Ginnie Mae, 2.5%, 7/20/2032	500,000	493,584
Ginnie Mae, 5.5%, 5/15/2033 - 1/20/2042	1,904,577	2,124,614
Ginnie Mae, 6%, 1/20/2036 - 1/15/2039	234,160	265,505
Ginnie Mae, 4.5%, 4/15/2039 - 7/20/2049	13,557,225	14,526,149
Ginnie Mae, 4%, 10/20/2040 - 10/20/2049	22,763,799	23,684,690
Ginnie Mae, 3.5%, 11/15/2040 - 12/20/2049	47,287,063	49,015,086
Ginnie Mae, 3%, 11/20/2044 - 1/20/2048	29,706,927	30,568,290
Ginnie Mae, TBA, 4%, 1/15/2050	11,325,000	11,721,118
Ginnie Mae, TBA, 3%, 1/21/2050 - 3/23/2050	13,375,000	13,722,517
Ginnie Mae, TBA, 3.5%, 1/21/2050	4,825,000	4,971,856

		$585,002,320

Municipals – 2.7%
Bridgeview, IL, Stadium and Redevelopment Projects, 5.06%, 12/01/2025	$910,000	$938,583
Bridgeview, IL, Stadium and Redevelopment Projects, 5.14%, 12/01/2036	8,850,000	8,952,395
Chicago, IL, “B”, 7.375%, 1/01/2033	490,000	586,961
New Jersey Economic Development Authority State Pension Funding Rev., “A”, 7.425%, 2/15/2029	8,019,000	10,053,661
New Jersey Economic Development Authority State Pension Funding Rev., Capital Appreciation, “B”, 0%, 2/15/2023	13,215,000	12,250,173
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “C”, 5.45%, 8/15/2028	3,770,000	4,244,266
Philadelphia, PA, School District, “B”, 6.615%, 6/01/2030	3,250,000	4,021,160
Philadelphia, PA, School District, “B”, 6.765%, 6/01/2040	2,195,000	2,957,345
State of California (Build America Bonds), 7.625%, 3/01/2040	860,000	1,377,058
State of California (Build America Bonds), 7.6%, 11/01/2040	5,010,000	8,270,057
University of California Limited Project Rev., “J”, 4.131%, 5/15/2045	2,260,000	2,485,073

		$56,136,732

Issuer	Shares/Par	Value ($)
BONDS – continued
Natural Gas – Distribution – 0.9%
Boston Gas Co., 3.15%, 8/01/2027 (n)	$9,294,000	$9,618,453
KeySpan Gas East Corp., 2.742%, 8/15/2026 (n)	8,200,000	8,211,755

		$17,830,208

Network & Telecom – 0.2%
AT&T, Inc., 5.25%, 3/01/2037	$3,281,000	$3,911,542

Oils – 0.4%
Marathon Petroleum Corp., 4.75%, 9/15/2044	$4,350,000	$4,768,990
Marathon Petroleum Corp., 5.85%, 12/15/2045	2,683,000	3,072,838

		$7,841,828

Other Banks & Diversified Financials – 1.5%
BBVA Bancomer S.A. de C.V., 6.75%, 9/30/2022 (n)	$2,570,000	$2,798,113
BBVA USA, 2.875%, 6/29/2022	10,895,000	11,045,396
Capital One Financial Corp., 3.75%, 3/09/2027	3,516,000	3,746,375
Capital One Financial Corp., 3.8%, 1/31/2028	2,363,000	2,537,683
Groupe BPCE S.A., 4.5%, 3/15/2025 (n)	5,771,000	6,214,738
Macquarie Bank Ltd. of London, 6.125% to 9/12/2025, FLR (Swap Rate - 5yr. + 4.332%) to 12/31/2165 (n)	5,003,000	5,178,105

		$31,520,410

Pharmaceuticals – 0.8%
Allergan Funding SCS, 3.8%, 3/15/2025	$9,371,000	$9,838,826
Elanco Animal Health, Inc., 4.272%, 8/28/2023	3,654,000	3,857,404
Elanco Animal Health, Inc., 4.9%, 8/28/2028	2,914,000	3,167,167

		$16,863,397

Pollution Control – 0.2%
Republic Services, Inc., 3.95%, 5/15/2028	$2,924,000	$3,218,237

Real Estate – Apartment – 0.1%
Mid-America Apartment Communities, Inc., REIT, 4.3%, 10/15/2023	$2,417,000	$2,584,926

Real Estate – Healthcare – 0.2%
MPT Operating Partnership LP/MPT Financial Co., REIT, 5%, 10/15/2027	$3,890,000	$4,123,400

Real Estate – Retail – 0.6%
Brixmor Operating Partnership LP, REIT, 3.875%, 8/15/2022	$4,811,000	$5,010,233
VEREIT Operating Partnership LP, REIT, 3.1%, 12/15/2029	7,508,000	7,372,139

		$12,382,372

Retailers – 0.6%
Best Buy Co., Inc., 5.5%, 3/15/2021	$7,906,000	$8,159,000
Dollar Tree, Inc., 4.2%, 5/15/2028	4,440,000	4,757,130

		$12,916,130

MFS Total Return Bond Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Telecommunications – Wireless – 1.3%
American Tower Corp., REIT, 3.55%, 7/15/2027	$12,018,000	$12,588,826
American Tower Corp., REIT, 3.8%, 8/15/2029	1,564,000	1,669,764
Crown Castle International Corp., 2.25%, 9/01/2021	2,264,000	2,269,978
Crown Castle International Corp., 3.2%, 9/01/2024	2,497,000	2,581,192
Crown Castle International Corp., 3.7%, 6/15/2026	2,419,000	2,554,713
Crown Castle International Corp., 4%, 3/01/2027	984,000	1,061,387
Crown Castle International Corp., 3.8%, 2/15/2028	4,000,000	4,258,786

		$26,984,646

Tobacco – 0.8%
Altria Group, Inc., 4.8%, 2/14/2029	$1,814,000	$2,019,374
B.A.T Capital Corp., 3.222%, 8/15/2024	6,134,000	6,268,949
Imperial Tobacco Finance PLC, 3.75%, 7/21/2022 (n)	7,775,000	8,001,804

		$16,290,127

Transportation – Services – 0.3%
ERAC USA Finance LLC, 3.85%, 11/15/2024 (n)	$1,612,000	$1,705,307
ERAC USA Finance LLC, 7%, 10/15/2037 (n)	3,603,000	5,086,792

		$6,792,099

U.S. Government Agencies and Equivalents – 1.7%
Small Business Administration, 4.93%, 1/01/2024	$5,009	$5,185
Small Business Administration, 4.34%, 3/01/2024	11,828	12,151
Small Business Administration, 4.99%, 9/01/2024	8,357	8,676
Small Business Administration, 4.86%, 1/01/2025	20,099	20,889
Small Business Administration, 4.625%, 2/01/2025	21,682	22,571
Small Business Administration, 5.11%, 4/01/2025	11,222	11,713
Small Business Administration, 4.43%, 5/01/2029	240,734	252,446
Small Business Administration, 3.21%, 9/01/2030	3,353,195	3,431,553
Small Business Administration, 3.25%, 11/01/2030	307,742	317,769
Small Business Administration, 2.85%, 9/01/2031	701,277	706,844
Small Business Administration, 2.37%, 8/01/2032	536,648	535,396
Small Business Administration, 2.13%, 1/01/2033	2,181,417	2,156,632

Issuer	Shares/Par	Value ($)
BONDS – continued
U.S. Government Agencies and Equivalents – continued
Small Business Administration, 2.21%, 2/01/2033	$623,784	$617,330
Small Business Administration, 2.22%, 3/01/2033	2,124,852	2,104,947
Small Business Administration, 2.08%, 4/01/2033	3,352,147	3,299,785
Small Business Administration, 2.45%, 6/01/2033	3,511,491	3,501,183
Small Business Administration, 3.15%, 7/01/2033	5,686,018	5,835,150
Small Business Administration, 3.16%, 8/01/2033	5,416,098	5,561,159
Small Business Administration, 3.62%, 9/01/2033	5,185,862	5,431,501

		$33,832,880

U.S. Treasury Obligations – 1.9%
U.S. Treasury Bonds, 4.75%, 2/15/2037	$1,576,000	$2,166,259
U.S. Treasury Bonds, 4.375%, 2/15/2038	7,523,000	9,995,598
U.S. Treasury Bonds, 4.5%, 8/15/2039	228,600	309,890
U.S. Treasury Bonds, 3.125%, 11/15/2041	500,000	566,455
U.S. Treasury Bonds, 3%, 11/15/2045	7,735,000	8,642,761
U.S. Treasury Bonds, 3%, 2/15/2048 (f)	5,323,000	5,976,993
U.S. Treasury Bonds, 2.875%, 5/15/2049	10,610,000	11,681,458

		$39,339,414

Utilities – Electric Power – 2.1%
AEP Transmission Co. LLC, 3.1%, 12/01/2026	$2,539,000	$2,628,460
Dominion Resources, Inc., 3.9%, 10/01/2025	2,048,000	2,198,206
Enel Finance International N.V., 3.625%, 5/25/2027 (n)	14,433,000	14,937,526
Enel Finance International N.V., 3.5%, 4/06/2028 (n)	6,000,000	6,134,553
Exelon Corp., 3.497%, 6/01/2022	1,184,000	1,215,461
FirstEnergy Corp., 4.85%, 7/15/2047	5,403,000	6,408,223
PPL WEM Holdings PLC, 5.375%, 5/01/2021 (n)	8,842,000	9,101,097

		$42,623,526

Total Bonds (Identified Cost, $1,989,824,816)		$2,070,470,205

INVESTMENT COMPANIES (h) – 1.1%
Money Market Funds – 1.1%
MFS Institutional Money Market Portfolio, 1.7% (v) (Identified Cost, $23,060,708)	23,060,848	$23,060,848

MFS Total Return Bond Series

Portfolio of Investments – continued

Underlying/ Expiration Date/ Exercise Price	Put/ Call	Counter- party	Notional Amount	Par Amount/ Number of Contracts	Value ($)
PURCHASED OPTIONS – 0.0%
Market Index Securities – 0.0%
Markit CDX North America Investment Grade Index – March 2020 @ $72.5 (Premiums Paid, $420,660)	Put	Goldman Sachs International	$105,294,860	$102,600,000	$32,382

OTHER ASSETS, LESS LIABILITIES – (2.4)%					(49,379,022)

NET ASSETS – 100.0%					$2,044,184,413

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $23,060,848 and $2,070,502,587, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $565,698,055, representing 27.7% of net assets.

(q)	Interest received was less than stated coupon rate.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value

Toll Road Investors Partnership II LP, Capital Appreciation, 0%, 2/15/2029	5/23/18	$3,684,235	$3,958,641

% of Net assets			0.2%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

CLO	Collateralized Loan Obligation

FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.

LIBOR	London Interbank Offered Rate

REIT	Real Estate Investment Trust

TBA	To Be Announced

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

JPY	Japanese Yen

MFS Total Return Bond Series

Portfolio of Investments – continued

Derivative Contracts at 12/31/19

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
USD	60,625,523	JPY	6,570,000,000	State Street Bank Corp.	1/06/2020	$158,908

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Ultra Note 10 yr	Short	USD	893	$125,647,891	March - 2020	$1,826,224

Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 2 yr	Long	USD	1,011	$217,870,500	March - 2020	$(178,436)
U.S. Treasury Ultra Bond	Long	USD	728	132,245,750	March - 2020	(2,958,071)

						$(3,136,507)

At December 31, 2019, the fund had liquid securities with an aggregate value of $2,919,436 to cover any collateral or margin obligations for certain derivative contracts.

See Notes to Financial Statements

MFS Total Return Bond Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/19

Assets
Investments in unaffiliated issuers, at value (identified cost, $1,990,245,476)	$2,070,502,587
Investments in affiliated issuers, at value (identified cost, $23,060,708)	23,060,848
Cash	1,196
Foreign currency, at value (identified cost, $60,483,314)	60,466,615
Receivables for
Forward foreign currency exchange contracts	158,908
Investments sold on an extended settlement basis	22,777,384
Fund shares sold	1,977,996
Interest	13,838,732
Other assets	7,647
Total assets	$2,192,791,913

Liabilities
Payables for
Net daily variation margin on open futures contracts	$640,874
Investments purchased on an extended settlement basis	146,871,377
Fund shares reacquired	790,775
Payable to affiliates
Investment adviser	54,946
Administrative services fee	1,451
Shareholder servicing costs	565
Distribution and/or service fees	15,167
Payable for independent Trustees’ compensation	13
Accrued expenses and other liabilities	232,332
Total liabilities	$148,607,500
Net assets	$2,044,184,413

Net assets consist of
Paid-in capital	$1,947,858,533
Total distributable earnings (loss)	96,325,880
Net assets	$2,044,184,413
Shares of beneficial interest outstanding	153,157,137

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$939,179,196	69,679,485	$13.48
Service Class	1,105,005,217	83,477,652	13.24

See Notes to Financial Statements

MFS Total Return Bond Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/19

Net investment income (loss)
Income
Interest	$73,761,933
Dividends from affiliated issuers	960,468
Other	2,983
Total investment income	$74,725,384
Expenses
Management fee	$10,184,835
Distribution and/or service fees	2,821,983
Shareholder servicing costs	25,093
Administrative services fee	284,369
Independent Trustees’ compensation	45,621
Custodian fee	99,921
Shareholder communications	77,002
Audit and tax fees	77,090
Legal fees	19,509
Miscellaneous	90,823
Total expenses	$13,726,246
Reduction of expenses by investment adviser	(198,744)
Net expenses	$13,527,502
Net investment income (loss)	$61,197,882

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$22,578,516
Affiliated issuers	4,517
Futures contracts	(7,704,963)
Swap agreements	(1,069,252)
Forward foreign currency exchange contracts	81,924
Foreign currency	(16)
Net realized gain (loss)	$13,890,726
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$119,314,045
Affiliated issuers	140
Futures contracts	108,055
Swap agreements	113,044
Forward foreign currency exchange contracts	158,908
Translation of assets and liabilities in foreign currencies	(16,699)
Net unrealized gain (loss)	$119,677,493
Net realized and unrealized gain (loss)	$133,568,219
Change in net assets from operations	$194,766,101

See Notes to Financial Statements

MFS Total Return Bond Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/19	12/31/18
Change in net assets

From operations
Net investment income (loss)	$61,197,882	$63,995,629
Net realized gain (loss)	13,890,726	(13,616,978)
Net unrealized gain (loss)	119,677,493	(82,182,005)
Change in net assets from operations	$194,766,101	$(31,803,354)
Total distributions to shareholders	$(66,623,045)	$(67,069,142)
Change in net assets from fund share transactions	$(83,743,514)	$(348,017,054)
Total change in net assets	$44,399,542	$(446,889,550)

Net assets
At beginning of period	1,999,784,871	2,446,674,421
At end of period	$2,044,184,413	$1,999,784,871

See Notes to Financial Statements

MFS Total Return Bond Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$12.65	$13.22	$13.09	$13.00		$13.50

Income (loss) from investment operations
Net investment income (loss) (d)	$0.42	$0.39	$0.36	$0.40	(c)	$0.38
Net realized and unrealized gain (loss)	0.87	(0.53)	0.22	0.16		(0.42)
Total from investment operations	$1.29	$(0.14)	$0.58	$0.56		$(0.04)

Less distributions declared to shareholders
From net investment income	$(0.46)	$(0.43)	$(0.45)	$(0.47)		$(0.46)
Net asset value, end of period (x)	$13.48	$12.65	$13.22	$13.09		$13.00
Total return (%) (k)(r)(s)(x)	10.21	(1.09)	4.46	4.23	(c)	(0.30)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.54	0.54	0.54	0.53	(c)	0.54
Expenses after expense reductions (f)	0.53	0.53	0.53	0.52	(c)	0.53
Net investment income (loss)	3.14	3.04	2.70	2.98	(c)	2.83
Portfolio turnover	79	48	47	37		62
Net assets at end of period (000 omitted)	$939,179	$862,752	$997,415	$986,877		$1,030,563

Service Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$12.43	$12.99	$12.87	$12.78		$13.28

Income (loss) from investment operations
Net investment income (loss) (d)	$0.38	$0.35	$0.32	$0.36	(c)	$0.34
Net realized and unrealized gain (loss)	0.85	(0.52)	0.22	0.16		(0.41)
Total from investment operations	$1.23	$(0.17)	$0.54	$0.52		$(0.07)

Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.39)	$(0.42)	$(0.43)		$(0.43)
Net asset value, end of period (x)	$13.24	$12.43	$12.99	$12.87		$12.78
Total return (%) (k)(r)(s)(x)	9.92	(1.33)	4.18	4.01	(c)	(0.58)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.79	0.79	0.78	(c)	0.79
Expenses after expense reductions (f)	0.78	0.78	0.78	0.77	(c)	0.78
Net investment income (loss)	2.89	2.79	2.45	2.73	(c)	2.58
Portfolio turnover	79	48	47	37		62
Net assets at end of period (000 omitted)	$1,105,005	$1,137,033	$1,449,260	$1,457,118		$1,539,194

See Notes to Financial Statements

MFS Total Return Bond Series

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

MFS Total Return Bond Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Total Return Bond Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For callable debt securities purchased at a premium that have explicit, non-contingent call features and that are callable at fixed prices on preset dates, ASU 2017-08 requires the premium to be amortized to the earliest call date. The fund adopted ASU 2017-08 as of the beginning of the reporting period on a modified retrospective basis. The adoption resulted in a change in accounting principle, since the fund had historically amortized such premiums to maturity for U.S. GAAP. As a result of the adoption, the fund recognized a cumulative effect adjustment that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments by $1,664,926. Adoption had no impact on the fund’s net assets or any prior period information presented in the financial statements. With respect to the fund’s results of operations, amortization of premium to first call date under ASU 2017-08 accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

MFS Total Return Bond Series

Notes to Financial Statements – continued

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$73,172,294	$—	$73,172,294
Non-U.S. Sovereign Debt	—	30,767,577	—	30,767,577
Municipal Bonds	—	56,136,732	—	56,136,732
U.S. Corporate Bonds	—	675,667,660	—	675,667,660
Residential Mortgage-Backed Securities	—	596,492,916	—	596,492,916
Commercial Mortgage-Backed Securities	—	293,764,310	—	293,764,310
Asset-Backed Securities (including CDOs)	—	175,090,979	—	175,090,979
Foreign Bonds	—	169,410,119	—	169,410,119
Mutual Funds	23,060,848	—	—	23,060,848
Total	$23,060,848	$2,070,502,587	$—	$2,093,563,435

Other Financial Instruments
Futures Contracts – Assets	$1,826,224	$—	$—	$1,826,224
Futures Contracts – Liabilities	(3,136,507)	—	—	(3,136,507)
Forward Foreign Currency Exchange Contracts – Assets	—	158,908	—	158,908

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for

MFS Total Return Bond Series

Notes to Financial Statements – continued

hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2019 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$1,826,224	$(3,136,507)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	158,908	—
Credit	Purchased Credit Options	32,382	—
Total		$2,017,514	$(3,136,507)

(a)

The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the fund’s Statement of Assets and Liabilities. Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2019 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$(7,704,963)	$—	$—	$(347,400)
Foreign Exchange	—	—	81,924	—
Credit	—	(1,069,252)	—	(356,490)
Total	$(7,704,963)	$(1,069,252)	$81,924	$(703,890)

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2019 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$108,055	$—	$—	$—
Foreign Exchange	—	—	158,908	—
Credit	—	113,044	—	(388,278)
Total	$108,055	$113,044	$158,908	$(388,278)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of

MFS Total Return Bond Series

Notes to Financial Statements – continued

cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the

MFS Total Return Bond Series

Notes to Financial Statements – continued

centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – During the period the fund entered into swap agreements. Swap agreements generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”). In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

Both cleared and uncleared swap agreements are marked to market daily. The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund. For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.

For both cleared and uncleared swaps, the periodic exchange of net cash payments, at specified intervals or upon the occurrence of specified events as stipulated by the agreement, is recorded as realized gain or loss on swap agreements in the Statement of Operations. Premiums paid or received at the inception of the agreements are amortized using the effective interest method over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

TBA Dollar Roll Transactions – The fund enters into TBA dollar roll transactions in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. TBA dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the

MFS Total Return Bond Series

Notes to Financial Statements – continued

fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Some securities may be purchased on a “when-issued” or “forward delivery” basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. When the fund sells securities on a when-issued, delayed delivery, or forward commitment basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the delivered securities. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired or sold is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA securities resulting from these transactions are included in the Portfolio of Investments. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in Investments purchased or sold on an extended settlement basis in the Statement of Assets and Liabilities. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.

To mitigate the counterparty credit risk on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital

MFS Total Return Bond Series

Notes to Financial Statements – continued

accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to amortization and accretion of debt securities and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/19	Year ended 12/31/18
Ordinary income (including any short-term capital gains)	$66,623,045	$67,069,142

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/19

Cost of investments	$2,017,194,428
Gross appreciation	78,988,155
Gross depreciation	(3,770,523)
Net unrealized appreciation (depreciation)	$75,217,632

Undistributed ordinary income	63,393,954
Capital loss carryforwards	(42,269,007)
Other temporary differences	(16,699)

As of December 31, 2019, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(13,097,459)
Long-Term	(29,171,548)
Total	$(42,269,007)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 12/31/19	Year ended 12/31/18
Initial Class	$31,038,442	$30,420,323
Service Class	35,584,603	36,648,819
Total	$66,623,045	$67,069,142

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $2.5 billion	0.50%
In excess of $2.5 billion and up to $5 billion	0.45%
In excess of $5 billion	0.40%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2019, this management fee reduction amounted to $198,744, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.49% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and

MFS Total Return Bond Series

Notes to Financial Statements – continued

variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2019, the fee was $23,966, which equated to 0.0012% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2019, these costs amounted to $1,127.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.0140% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended December 31, 2019, the fee paid by the fund under this agreement was $2,394 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2019, the fund engaged sale transactions pursuant to this policy, which amounted to $4,202,200. The sales transactions resulted in net realized gains (losses) of $151,343.

(4)	Portfolio Securities

For the year ended December 31, 2019, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$1,143,651,318	$1,196,396,628
Non-U.S. Government securities	$481,173,816	$458,051,342

MFS Total Return Bond Series

Notes to Financial Statements – continued

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/19		Year ended 12/31/18

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	8,456,171	$112,135,400	5,734,240	$73,767,560
Service Class	5,257,057	68,444,844	7,241,190	90,993,877
	13,713,228	$180,580,244	12,975,430	$164,761,437

Shares issued to shareholders in reinvestment of distributions
Initial Class	2,247,912	$30,369,288	2,357,326	$29,749,458
Service Class	2,679,563	35,584,603	2,953,168	36,648,819
	4,927,475	$65,953,891	5,310,494	$66,398,277

Shares reacquired
Initial Class	(9,216,617)	$(122,502,428)	(15,362,499)	$(196,308,933)
Service Class	(15,939,795)	(207,775,221)	(30,317,090)	(382,867,835)
	(25,156,412)	$(330,277,649)	(45,679,589)	$(579,176,768)

Net change
Initial Class	1,487,466	$20,002,260	(7,270,933)	$(92,791,915)
Service Class	(8,003,175)	(103,745,774)	(20,122,732)	(255,225,139)
	(6,515,709)	$(83,743,514)	(27,393,665)	$(348,017,054)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio and the MFS Conservative Allocation Portfolio were the owners of record of approximately 8% and 4%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Growth Allocation Portfolio was the owner of record of less than 1% of the value of the outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2019, the fund’s commitment fee and interest expense were $11,677 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$3,161,922	$611,937,414	$592,043,145	$4,517	$140	$23,060,848

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$960,468	$—

MFS Total Return Bond Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of

MFS Total Return Bond Series:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Total Return Bond Series (the “Fund”), including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

MFS Total Return Bond Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

MFS Total Return Bond Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

MFS Total Return Bond Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Alexander Mackey Joshua Marston Robert Persons

MFS Total Return Bond Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Total Return Bond Series

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 5th quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

MFS Total Return Bond Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $2.5 billion and $5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

MFS Total Return Bond Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit1 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit1 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Annual Report

December 31, 2019

MFS® Research Series

MFS® Variable Insurance Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

VFR-ANN

MFS® Research Series

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Research Series

LETTER FROM THE EXECUTIVE CHAIR

Dear Contract Owners:

Slowing global growth, low inflation, and trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied for most of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. Negotiations aimed at a “phase one” trade deal between the U.S. and China bore fruit at the end of the period, boosting investor sentiment, while signs of stability emerging from the global manufacturing sector also lifted spirits. Uncertainty over Brexit, along with the ripple effects from the trade conflict, hampered business confidence and investment in the United Kingdom and Europe for much of the period, though investors expect greater clarity regarding Brexit as a result of December’s general election. The pro-Brexit Conservative Party won the election by a comfortable margin and set the stage for the U.K.’s departure from the EU at the end of January.

Markets expect the longest economic expansion in U.S. history will continue, albeit at a slower pace, as trade tensions recede. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates three times between July and October and the European Central Bank loosened policy in September. While the global monetary policy backdrop remains quite accommodative, signs of easing trade tensions and fading global recession fears led to improved market sentiment in late 2019 as investors grew less risk averse. In early 2020, an outbreak of coronavirus emanating from China reintroduced global growth fears, causing an uptick in volatility.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

February 14, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Research Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Microsoft Corp.	5.2%
Alphabet, Inc., “A”	3.7%
Amazon.com, Inc.	3.6%
Mastercard, Inc., “A”	2.7%
Facebook, Inc., “A”	2.4%
Johnson & Johnson	1.8%
Citigroup, Inc.	1.8%
Salesforce.com, Inc.	1.7%
Adobe Systems, Inc.	1.6%
Apple, Inc.	1.6%

Global equity sectors (k)
Technology	25.3%
Financial Services	16.3%
Health Care (s)	14.4%
Consumer Cyclicals	13.8%
Capital Goods	12.2%
Energy	7.5%
Consumer Staples	5.5%
Telecommunications/Cable Television (s)	3.9%

(k)	The sectors set forth above and the associated portfolio composition are based on MFS’ own custom sector classification methodology.
(s)	Includes securities sold short.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2019.

The portfolio is actively managed and current holdings may be different.

2

MFS Research Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2019, Initial Class shares of the MFS Research Series (fund) provided a total return of 32.95%, while Service Class shares of the fund provided a total return of 32.60%. These compare with a return of 31.49% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (S&P 500 Index).

Market Environment

Fading fears of a near-term global recession, the announcement of a partial trade deal between the United States and China and the decline in uncertainty over Brexit helped bolster market sentiment late in the period. Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the US and China, had contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated late in the period amid nascent signs of stabilization in the manufacturing sector.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, causing the inversion of portions of the US Treasury yield curve for a time. Amid an improvement in risk sentiment in Q4 2019 and indications of a bottoming in growth and a potential upturn in activity, the Fed indicated in October that further rate cuts were unlikely unless the outlook for the economy materially worsened.

Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures, which included putting overnight rates deeper into negative territory, restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months, although China has been more cautious in increasing liquidity as it keeps trying to deleverage its economy, cutting rates only marginally.

Emerging markets experienced considerable volatility through the end of 2018, as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish. Notwithstanding the periodic headwinds on market sentiment from significant trade friction between the US and China over much of the year, emerging market hard currency debt and local rates benefited from relatively cheap valuations at the beginning of the period and easier global monetary conditions. These factors, plus the fading of certain global risk factors mentioned above, hastened spread tightening in the latter part of the period. At the same time, idiosyncratic risks spiked in some countries (e.g., Argentina and Lebanon), contributing to increased dispersion in performance among sovereign assets.

Contributors to Performance

Security selection in both the financial services and consumer cyclicals sectors contributed to performance relative to the S&P 500 Index. Within the financial services sector, the fund’s position in global alternative asset manager Blackstone Group (b), overweight positions in debit and credit transaction processing company Mastercard and financial services firm Citigroup and not owning shares of insurance and investment firm Berkshire Hathaway supported relative performance. Despite a challenging environment, the share price of Blackstone appreciated as the company delivered better-than-anticipated results, driven by strong growth in fee-related earnings and fee-paying assets under management. The firm also showed growth in assets under management, with solid performance across most of its asset groups. Additionally, Blackstone Group’s decision to convert from a limited partnership structure to a C corporation broadened the firm’s potential ownership pool and further supported its share price performance. Within the consumer cyclicals sector, an overweight position in retail giant Target aided relative results. The share price of Target advanced during the period on the back of solid top-line performance and margin growth that expanded due to merchandising incentives and changes in product mix. Management also upgraded its full-year 2019 guidance following stronger-than-expected same-store sales.

Elsewhere, the fund’s overweight positions in electronic payment services company Global Payments and financial technology services provider Fiserv bolstered relative performance. The share price of Global Payments rose after the company reported solid growth across all regions, particularly within the firm’s Merchant Solutions and Issuer Solutions divisions. Management also increased its revenue guidance, which further supported the stock price. Additionally, not owning shares of integrated oil and gas company Exxon Mobil, holdings of cable and telecommunications company Altice (b)(h) and an underweight position in diversified medical products maker Johnson & Johnson supported relative returns.

Detractors from Performance

Stock selection in the technology sector detracted from relative performance. Within this sector, the fund’s underweight position in computer and personal electronics maker Apple and an overweight position in information technology company DXC Technology (h) held back relative returns. The stock price of Apple advanced during the reporting period as the company’s revenues came in higher than consensus estimates, driven by stronger-than-expected demand in its wearable technology and services segments.

3

MFS Research Series

Management Review – continued

In other sectors, the fund’s holdings of oil and gas company BP (b) (United Kingdom), electronic brokerage firm TD Ameritrade (b)(h) and animal food producer Elanco Animal Health (b) weighed on relative results. The share price of BP was negatively affected by weaker-than-expected upstream production, driven by lower pricing, higher maintenance costs and the impact of Hurricane Barry in the Gulf of Mexico. Furthermore, the company’s efforts to reduce debt by its divestment program were slower-than-expected, which negatively affected BP’s balance sheet. The fund’s overweight positions in pharmaceutical giant Pfizer (h) and specialty materials and chemicals producer DuPont de Nemours also hindered relative returns. The share price of Pfizer depreciated after the company recorded sales that were shy of market expectations, owing to weakness in its legacy product sales. Pfizer also cut its fiscal-year 2019 guidance to reflect the integration of a joint venture with GlaxoSmithKline and the acquisition of Array BioPharma, which further pressured the stock. The timing of the fund’s ownership in shares of biotechnology company Biogen (h) and discount variety store operator Dollar Tree, and not owning shares of global financial services firm JPMorgan Chase, also held back relative results.

Respectfully,

Portfolio Manager(s)

Joseph MacDougall

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Research Series

PERFORMANCE SUMMARY THROUGH 12/31/19

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/19

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	7/26/95	32.95%	11.45%	12.99%
Service Class	5/01/00	32.60%	11.16%	12.71%

Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		31.49%	11.70%	13.56%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance. “Standard & Poor’s®” and “S&P®” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by Massachusetts Financial Services Company. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by Massachusetts Financial Services Company. Massachusetts Financial Services Company’s product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

5

MFS Research Series

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS Research Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2019 through December 31, 2019

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/19	Ending Account Value 12/31/19	Expenses Paid During Period (p) 7/01/19-12/31/19
Initial Class	Actual	0.80%	$1,000.00	$1,095.66	$4.23
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
Service Class	Actual	1.05%	$1,000.00	$1,093.98	$5.54
	Hypothetical (h)	1.05%	$1,000.00	$1,019.91	$5.35

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Notes to Expense Table

Expense ratios include 0.03% of investment related expenses from short sales (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

7

MFS Research Series

PORTFOLIO OF INVESTMENTS – 12/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 99.4%
Aerospace – 4.0%
Honeywell International, Inc.	48,560	$8,595,120
Huntington Ingalls Industries, Inc.	13,369	3,354,015
L3Harris Technologies, Inc.	20,311	4,018,938
Northrop Grumman Corp.	12,169	4,185,771
United Technologies Corp.	49,540	7,419,110

		$27,572,954

Alcoholic Beverages – 0.6%
Constellation Brands, Inc., “A”	19,795	$3,756,101

Apparel Manufacturers – 1.3%
NIKE, Inc., “B”	89,162	$9,033,002

Automotive – 0.4%
IAA, Inc. (a)	58,410	$2,748,775

Brokerage & Asset Managers – 2.5%
Blackstone Group, Inc.	67,570	$3,779,866
Charles Schwab Corp.	195,570	9,301,309
CME Group, Inc.	21,319	4,279,150

		$17,360,325

Business Services – 5.4%
Accenture PLC, “A”	30,384	$6,397,959
Cognizant Technology Solutions Corp., “A”	21,509	1,333,988
Fidelity National Information Services, Inc.	62,977	8,759,471
Fiserv, Inc. (a)	84,678	9,791,317
Global Payments, Inc.	39,067	7,132,072
Verisk Analytics, Inc., “A”	23,547	3,516,509

		$36,931,316

Cable TV – 2.3%
Charter Communications, Inc., “A” (a)	10,881	$5,278,156
Comcast Corp., “A”	223,951	10,071,076

		$15,349,232

Chemicals – 0.5%
FMC Corp.	36,979	$3,691,244

Computer Software – 9.0%
Adobe Systems, Inc. (a)	32,775	$10,809,523
Cadence Design Systems, Inc. (a)	59,917	4,155,843
Microsoft Corp. (s)	222,967	35,161,896
Salesforce.com, Inc. (a)	69,208	11,255,989

		$61,383,251

Computer Software – Systems – 2.8%
Apple, Inc.	36,581	$10,742,011
Constellation Software, Inc.	4,167	4,047,017
Square, Inc., “A” (a)	30,957	1,936,670
Zebra Technologies Corp., “A” (a)	9,435	2,410,076

		$19,135,774

Construction – 2.5%
Masco Corp.	115,503	$5,542,989
Sherwin-Williams Co.	7,866	4,590,126

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Construction – continued
Toll Brothers, Inc.	82,558	$3,261,866
Vulcan Materials Co.	24,607	3,543,162

		$16,938,143

Consumer Products – 1.6%
Colgate-Palmolive Co.	64,218	$4,420,767
Energizer Holdings, Inc.	32,311	1,622,658
Kimberly-Clark Corp.	34,469	4,741,211

		$10,784,636

Consumer Services – 0.7%
Booking Holdings, Inc. (a)	2,387	$4,902,253

Electrical Equipment – 1.3%
HD Supply Holdings, Inc. (a)	68,056	$2,737,212
Sensata Technologies Holding PLC (a)	61,945	3,336,977
TE Connectivity Ltd.	31,827	3,050,300

		$9,124,489

Electronics – 2.0%
Analog Devices, Inc.	56,073	$6,663,715
NXP Semiconductors N.V.	52,892	6,731,036

		$13,394,751

Energy – Independent – 2.2%
ConocoPhillips	79,398	$5,163,252
Diamondback Energy, Inc.	25,797	2,395,510
Pioneer Natural Resources Co.	24,517	3,711,138
Valero Energy Corp.	38,182	3,575,744

		$14,845,644

Energy – Integrated – 1.2%
BP PLC, ADR	210,270	$7,935,590

Food & Beverages – 2.6%
J.M. Smucker Co.	20,016	$2,084,266
Mondelez International, Inc.	119,364	6,574,569
PepsiCo, Inc.	65,141	8,902,821

		$17,561,656

Gaming & Lodging – 1.0%
Marriott International, Inc., “A”	32,826	$4,970,841
Wyndham Hotels & Resorts, Inc.	33,458	2,101,497

		$7,072,338

General Merchandise – 1.6%
Dollar General Corp.	40,410	$6,303,152
Dollar Tree, Inc. (a)	48,319	4,544,402

		$10,847,554

Health Maintenance Organizations – 1.8%
Cigna Corp.	33,224	$6,793,976
Humana, Inc.	14,320	5,248,566

		$12,042,542

8

MFS Research Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Insurance – 2.6%
Aon PLC	49,233	$10,254,741
Chubb Ltd.	47,121	7,334,855

		$17,589,596

Internet – 6.1%
Alphabet, Inc., “A” (a)(s)	18,742	$25,102,847
Facebook, Inc., “A” (a)	80,150	16,450,788

		$41,553,635

Leisure & Toys – 1.0%
Electronic Arts, Inc. (a)	64,742	$6,960,412

Machinery & Tools – 1.2%
Flowserve Corp.	51,246	$2,550,513
Roper Technologies, Inc.	15,874	5,623,047

		$8,173,560

Major Banks – 2.8%
Goldman Sachs Group, Inc.	43,223	$9,938,264
PNC Financial Services Group, Inc.	27,870	4,448,888
State Street Corp.	56,987	4,507,672

		$18,894,824

Medical & Health Technology & Services – 1.3%
ICON PLC (a)	33,957	$5,848,414
McKesson Corp.	22,439	3,103,763

		$8,952,177

Medical Equipment – 7.2%
Becton, Dickinson and Co.	29,869	$8,123,472
Boston Scientific Corp. (a)	131,609	5,951,359
Danaher Corp.	46,312	7,107,966
Masimo Corp. (a)	21,845	3,452,821
Medtronic PLC	86,761	9,843,035
PerkinElmer, Inc.	71,134	6,907,111
STERIS PLC	22,473	3,425,335
West Pharmaceutical Services, Inc.	26,347	3,960,744

		$48,771,843

Natural Gas – Distribution – 0.5%
Sempra Energy	21,386	$3,239,551

Natural Gas – Pipeline – 0.6%
Enterprise Products Partners LP	139,704	$3,934,065

Oil Services – 0.1%
Core Laboratories N.V. (l)	23,376	$880,574

Other Banks & Diversified Financials – 6.9%
Citigroup, Inc.	154,213	$12,320,077
Mastercard, Inc., “A”	61,323	18,310,435
Truist Financial Corp.	158,960	8,952,627
U.S. Bancorp	126,163	7,480,204

		$47,063,343

Pharmaceuticals – 4.3%
Elanco Animal Health, Inc. (a)	109,432	$3,222,772
Eli Lilly & Co.	44,853	5,895,030
Johnson & Johnson	86,347	12,595,437

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Pharmaceuticals – continued
Zoetis, Inc.	59,750	$7,907,913

		$29,621,152

Railroad & Shipping – 1.5%
Canadian Pacific Railway Ltd.	21,233	$5,413,353
Kansas City Southern Co.	30,649	4,694,201

		$10,107,554

Real Estate – 1.5%
Public Storage, Inc., REIT	31,019	$6,605,806
STORE Capital Corp., REIT	97,447	3,628,927

		$10,234,733

Restaurants – 1.6%
Chipotle Mexican Grill, Inc., “A” (a)	2,950	$2,469,475
Starbucks Corp.	96,036	8,443,485

		$10,912,960

Specialty Chemicals – 0.7%
DuPont de Nemours, Inc.	74,906	$4,808,965

Specialty Stores – 6.5%
Amazon.com, Inc. (a)(s)	13,202	$24,395,184
Burlington Stores, Inc. (a)	18,812	4,289,700
Chewy, Inc., “A” (a)(l)	42,208	1,224,032
Ross Stores, Inc.	54,583	6,354,553
Target Corp.	64,386	8,254,929

		$44,518,398

Telecommunications – Wireless – 1.4%
American Tower Corp., REIT	41,016	$9,426,297

Telephone Services – 0.6%
Verizon Communications, Inc.	66,662	$4,093,047

Tobacco – 0.8%
Philip Morris International, Inc.	66,250	$5,637,212

Utilities – Electric Power – 2.9%
American Electric Power Co., Inc.	40,374	$3,815,747
CMS Energy Corp.	51,001	3,204,903
Duke Energy Corp.	44,473	4,056,382
FirstEnergy Corp.	91,661	4,454,724
NextEra Energy, Inc.	18,223	4,412,882

		$19,944,638

Total Common Stocks (Identified Cost, $438,069,886)		$677,730,106

INVESTMENT COMPANIES (h) – 0.2%
Money Market Funds – 0.2%
MFS Institutional Money Market Portfolio, 1.7% (v) (Identified Cost, $1,194,823)	1,194,880	$1,194,880

COLLATERAL FOR SECURITIES LOANED – 0.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.58% (j) (Identified Cost, $204,670)	204,670	$204,670

9

MFS Research Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
SECURITIES SOLD SHORT – (0.5)%
Medical & Health Technology & Services – (0.2)%
Healthcare Services Group, Inc.	(44,372)	$(1,079,127)

Telecommunications – Wireless – (0.3)%
Crown Castle International Corp., REIT	(16,616)	$(2,361,964)

Total Securities Sold Short (Proceeds Received, $2,805,414)		$(3,441,091)

OTHER ASSETS, LESS LIABILITIES – 0.9%		5,995,912

NET ASSETS – 100.0%		$681,684,477

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $1,194,880 and $677,934,776, respectively.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan. See Note 2 for additional information.

(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

At December 31, 2019, the fund had cash collateral of $16,071 and other liquid securities with an aggregate value of $7,821,150 to cover any collateral or margin obligations for securities sold short. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

10

MFS Research Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/19

Assets
Investments in unaffiliated issuers, at value, including $1,236,114 of securities on loan (identified cost, $438,274,556)	$677,934,776
Investments in affiliated issuers, at value (identified cost, $1,194,823)	1,194,880
Deposits with brokers for
Securities sold short	16,071
Receivables for
Investments sold	5,859,227
Fund shares sold	567,036
Interest and dividends	657,013
Other assets	2,800
Total assets	$686,231,803

Liabilities
Payables for
Securities sold short, at value (proceeds received, $2,805,414)	$3,441,091
Fund shares reacquired	767,221
Collateral for securities loaned, at value (c)	204,670
Payable to affiliates
Investment adviser	21,938
Administrative services fee	525
Shareholder servicing costs	797
Distribution and/or service fees	4,383
Payable for independent Trustees’ compensation	12
Accrued expenses and other liabilities	106,689
Total liabilities	$4,547,326
Net assets	$681,684,477

Net assets consist of
Paid-in capital	$411,115,493
Total distributable earnings (loss)	270,568,984
Net assets	$681,684,477
Shares of beneficial interest outstanding	23,279,469

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$361,842,455	12,270,466	$29.49
Service Class	319,842,022	11,009,003	29.05

(c)	Non-cash collateral is not included.

See Notes to Financial Statements

11

MFS Research Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/19

Net investment income (loss)
Income
Dividends	$9,977,961
Dividends from affiliated issuers	120,360
Other	88,993
Income on securities loaned	53,796
Foreign taxes withheld	(39,019)
Total investment income	$10,202,091
Expenses
Management fee	$4,699,526
Distribution and/or service fees	683,655
Shareholder servicing costs	17,757
Administrative services fee	94,656
Independent Trustees’ compensation	17,447
Custodian fee	31,512
Shareholder communications	49,078
Audit and tax fees	59,234
Legal fees	5,888
Dividend and interest expense on securities sold short	190,574
Interest expense and fees	3,677
Miscellaneous	36,796
Total expenses	$5,889,800
Reduction of expenses by investment adviser	(115,573)
Net expenses	$5,774,227
Net investment income (loss)	$4,427,864

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$27,940,502
Affiliated issuers	338
Foreign currency	46
Net realized gain (loss)	$27,940,886
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$141,599,686
Affiliated issuers	78
Securities sold short	(206,238)
Translation of assets and liabilities in foreign currencies	141
Net unrealized gain (loss)	$141,393,667
Net realized and unrealized gain (loss)	$169,334,553
Change in net assets from operations	$173,762,417

See Notes to Financial Statements

12

MFS Research Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/19	12/31/18
Change in net assets

From operations
Net investment income (loss)	$4,427,864	$4,710,335
Net realized gain (loss)	27,940,886	64,792,203
Net unrealized gain (loss)	141,393,667	(91,045,222)
Change in net assets from operations	$173,762,417	$(21,542,684)
Total distributions to shareholders	$(69,043,322)	$(71,592,214)
Change in net assets from fund share transactions	$41,645,153	$5,486,232
Total change in net assets	$146,364,248	$(87,648,666)

Net assets
At beginning of period	535,320,229	622,968,895
At end of period	$681,684,477	$535,320,229

See Notes to Financial Statements

13

MFS Research Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$24.93	$29.50	$26.00	$26.68		$29.11

Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.26	$0.20	$0.36	(c)	$0.21
Net realized and unrealized gain (loss)	7.66	(1.04)	5.67	1.98		(0.17	)(g)
Total from investment operations	$7.89	$(0.78)	$5.87	$2.34		$0.04

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.22)	$(0.40)	$(0.22)		$(0.22)
From net realized gain	(3.09)	(3.57)	(1.97)	(2.80)		(2.25)
Total distributions declared to shareholders	$(3.33)	$(3.79)	$(2.37)	$(3.02)		$(2.47)
Net asset value, end of period (x)	$29.49	$24.93	$29.50	$26.00		$26.68
Total return (%) (k)(r)(s)(x)	32.95	(4.37)	23.37	8.74	(c)	0.80

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.82	0.83	0.80	(c)	0.82
Expenses after expense reductions (f)	0.81	0.81	0.81	0.79	(c)	0.81
Net investment income (loss)	0.82	0.88	0.70	1.36	(c)	0.72
Portfolio turnover	35	31	37	45		43
Net assets at end of period (000 omitted)	$361,842	$319,422	$394,867	$386,256		$410,178

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	0.78	0.79	0.79	0.78	(c)	0.80

See Notes to Financial Statements

14

MFS Research Series

Financial Highlights – continued

Service Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$24.61	$29.17	$25.73	$26.42		$28.84

Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.18	$0.13	$0.29	(c)	$0.13
Net realized and unrealized gain (loss)	7.55	(1.03)	5.61	1.96		(0.16	)(g)
Total from investment operations	$7.71	$(0.85)	$5.74	$2.25		$(0.03)

Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.14)	$(0.33)	$(0.14)		$(0.14)
From net realized gain	(3.09)	(3.57)	(1.97)	(2.80)		(2.25)
Total distributions declared to shareholders	$(3.27)	$(3.71)	$(2.30)	$(2.94)		$(2.39)
Net asset value, end of period (x)	$29.05	$24.61	$29.17	$25.73		$26.42
Total return (%) (k)(r)(s)(x)	32.60	(4.62)	23.07	8.49	(c)	0.53

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.07	1.08	1.05	(c)	1.07
Expenses after expense reductions (f)	1.06	1.06	1.06	1.04	(c)	1.06
Net investment income (loss)	0.57	0.63	0.47	1.11	(c)	0.47
Portfolio turnover	35	31	37	45		43
Net assets at end of period (000 omitted)	$319,842	$215,898	$228,102	$220,341		$226,704

Supplemental Ratios (%):
Ratios of expenses to average net assets after expense reductions excluding short sale expenses and interest expense and fees (f)	1.03	1.04	1.04	1.03	(c)	1.05

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(g)

The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

15

MFS Research Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Research Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset

16

MFS Research Series

Notes to Financial Statements – continued

value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$677,730,106	$—	$—	$677,730,106
Mutual Funds	1,399,550	—	—	1,399,550
Total	$679,129,656	$—	$—	$679,129,656

Securities Sold Short	$(3,441,091)	$—	$—	$(3,441,091)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended December 31, 2019, this expense amounted to $190,574. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $1,236,114. The fair value of the fund’s investment securities on loan and a related liability of $204,670 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $1,083,713 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is

17

MFS Research Series

Notes to Financial Statements – continued

allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals and partnership adjustments.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/19	Year ended 12/31/18
Ordinary income (including any short-term capital gains)	$8,055,147	$15,192,066
Long-term capital gains	60,988,175	56,400,148
Total distributions	$69,043,322	$71,592,214

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/19

Cost of investments	$438,092,584
Gross appreciation	243,206,803
Gross depreciation	(5,610,822)
Net unrealized appreciation (depreciation)	$237,595,981

Undistributed ordinary income	6,993,168
Undistributed long-term capital gain	24,897,394
Other temporary differences	1,082,441

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share

18

MFS Research Series

Notes to Financial Statements – continued

dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 12/31/19	Year ended 12/31/18
Initial Class	$38,326,191	$44,328,950
Service Class	30,717,131	27,263,264
Total	$69,043,322	$71,592,214

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2019, this management fee reduction amounted to $61,095, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

For the period from January 1, 2019 through July 31, 2019, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as short sale dividend and interest expenses incurred in connection with the fund’s investment activity), such that total annual operating expenses did not exceed 0.79% of average daily net assets for the Initial Class shares and 1.04% of average daily net assets for the Service Class shares. This written agreement terminated on July 31, 2019. For the period from January 1, 2019 through July 31, 2019, this reduction amounted to $9,933, which is included in the reduction of total expenses in the Statement of Operations. Effective August 1, 2019, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as short sale dividend and interest expenses incurred in connection with the fund’s investment activity), such that total annual operating expenses do not exceed 0.77% of average daily net assets for the Initial Class shares and 1.02% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2021. For the period from August 1, 2019 through December 31, 2019, this reduction amounted to $44,545, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2019, the fee was $15,987, which equated to 0.0026% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2019, these costs amounted to $1,770.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.0151% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

19

MFS Research Series

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended December 31, 2019, the fee paid by the fund under this agreement was $699 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2019, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $85,219 and $313,467, respectively. The sales transactions resulted in net realized gains (losses) of $44,936.

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2019, this reimbursement amounted to $29,674, which is included in “Other” income in the Statement of Operations.

(4)	Portfolio Securities

For the year ended December 31, 2019, purchases and sales of investments, other than short sales and short-term obligations, aggregated $214,550,172 and $233,991,707, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/19		Year ended 12/31/18

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	633,043	$17,785,306	329,221	$9,452,088
Service Class	2,518,541	70,524,436	1,628,313	45,814,010
	3,151,584	$88,309,742	1,957,534	$55,266,098

Shares issued to shareholders in reinvestment of distributions
Initial Class	1,429,548	$38,326,191	1,541,340	$44,328,950
Service Class	1,161,767	30,717,131	959,299	27,263,264
	2,591,315	$69,043,322	2,500,639	$71,592,214

Shares reacquired
Initial Class	(2,606,676)	$(74,894,897)	(2,439,153)	$(73,589,103)
Service Class	(1,444,916)	(40,813,014)	(1,633,597)	(47,782,977)
	(4,051,592)	$(115,707,911)	(4,072,750)	$(121,372,080)

Net change
Initial Class	(544,085)	$(18,783,400)	(568,592)	$(19,808,065)
Service Class	2,235,392	60,428,553	954,015	25,294,297
	1,691,307	$41,645,153	385,423	$5,486,232

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 17%, 5%, and 4%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and

20

MFS Research Series

Notes to Financial Statements – continued

other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2019, the fund’s commitment fee and interest expense were $3,410 and $0, respectively, and are included in “Interest expense and fees” in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$8,681,716	$73,637,101	$81,124,353	$338	$78	$1,194,880

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$120,360	$—

21

MFS Research Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Research Series:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Research Series (the “Fund”), including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

22

MFS Research Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

23

MFS Research Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

24

MFS Research Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Joseph MacDougall

25

MFS Research Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Research Series

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for each of the one- and three-year periods ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

26

MFS Research Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median. The Trustees also noted that MFS has agreed to further reduce such expense limitation for the Fund effective August 1, 2019, which may not be changed without the Trustees’ approval.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

27

MFS Research Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit1 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit1 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $67,087,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 92.28% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

28

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

30

Annual Report

December 31, 2019

MFS® Total Return Series

MFS® Variable Insurance Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

VTR-ANN

MFS® Total Return Series

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Total Return Series

LETTER FROM THE EXECUTIVE CHAIR

Dear Contract Owners:

Slowing global growth, low inflation, and trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied for most of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. Negotiations aimed at a “phase one” trade deal between the U.S. and China bore fruit at the end of the period, boosting investor sentiment, while signs of stability emerging from the global manufacturing sector also lifted spirits. Uncertainty over Brexit, along with the ripple effects from the trade conflict, hampered business confidence and investment in the United Kingdom and Europe for much of the period, though investors expect greater clarity regarding Brexit as a result of December’s general election. The pro-Brexit Conservative Party won the election by a comfortable margin and set the stage for the U.K.’s departure from the EU at the end of January.

Markets expect the longest economic expansion in U.S. history will continue, albeit at a slower pace, as trade tensions recede. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates three times between July and October and the European Central Bank loosened policy in September. While the global monetary policy backdrop remains quite accommodative, signs of easing trade tensions and fading global recession fears led to improved market sentiment in late 2019 as investors grew less risk averse. In early 2020, an outbreak of coronavirus emanating from China reintroduced global growth fears, causing an uptick in volatility.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

February 14, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Total Return Series

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
U.S. Treasury Notes, 1.75%, 11/30/2021	2.6%
JPMorgan Chase & Co.	1.8%
U.S. Treasury Bonds, 2.875%, 5/15/2043	1.7%
Comcast Corp., “A”	1.6%
Microsoft Corp.	1.5%
Citigroup, Inc.	1.3%
Johnson & Johnson	1.2%
Pfizer, Inc.	1.2%
Fannie Mae, 3.5%, 30 Years	1.2%
Ginnie Mae, 3%, 30 Years	1.1%

Composition including fixed income credit quality (a)(i)
AAA	4.2%
AA	0.6%
A	3.2%
BBB	7.6%
BB	0.1%
B	0.1%
CCC (o)	0.0%
U.S. Government	10.3%
Federal Agencies	14.7%
Not Rated	0.5%
Non-Fixed Income	60.5%
Cash & Cash Equivalents	(1.8)%

GICS equity sectors (g)
Financials	14.8%
Health Care	9.9%
Industrials	8.5%
Information Technology	7.7%
Consumer Staples	4.6%
Consumer Discretionary	3.3%
Energy	3.2%
Utilities	2.9%
Communication Services	2.7%
Materials	1.8%
Real Estate	1.1%

Fixed income sectors (i)
Mortgage-Backed Securities	14.7%
Investment Grade Corporates	11.0%
U.S. Treasury Securities	10.3%
Commercial Mortgage-Backed Securities	2.9%
Collateralized Debt Obligations	1.1%
Asset-Backed Securities	0.4%
Municipal Bonds	0.4%
Non-U.S. Government Bonds	0.3%
Emerging Markets Bonds	0.2%
U.S. Government Agencies (o)	0.0%

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. Non-Fixed Income includes any equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

2

MFS Total Return Series

Portfolio Composition – continued

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(o)	Less than 0.1%.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

From time to time Cash & Cash Equivalents may be negative due to timing of cash receipts and disbursements.

Percentages are based on net assets as of December 31, 2019.

The portfolio is actively managed and current holdings may be different.

3

MFS Total Return Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2019, Initial Class shares of the MFS Total Return Series (fund) provided a total return of 20.38%, while Service Class shares of the fund provided a total return of 20.12%. These compare with returns of 31.49% and 8.72% over the same period for the fund’s benchmarks, the Standard & Poor’s 500 Stock Index (S&P 500 Index) and the Bloomberg Barclays U.S. Aggregate Bond Index, respectively. The fund’s other benchmark, the MFS Total Return Blended Index (Blended Index), generated a return of 22.18%. The Blended Index reflects the blended returns of the equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

Fading fears of a near-term global recession, the announcement of a partial trade deal between the United States and China and the decline in uncertainty over Brexit helped bolster market sentiment late in the period. Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the US and China, had contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated late in the period amid nascent signs of stabilization in the manufacturing sector.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, causing the inversion of portions of the US Treasury yield curve for a time. Amid an improvement in risk sentiment in Q4 2019 and indications of a bottoming in growth and a potential upturn in activity, the Fed indicated in October that further rate cuts were unlikely unless the outlook for the economy materially worsened.

Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures, which included putting overnight rates deeper into negative territory, restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months, although China has been more cautious in increasing liquidity as it keeps trying to deleverage its economy, cutting rates only marginally.

Emerging markets experienced considerable volatility through the end of 2018, as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish. Notwithstanding the periodic headwinds on market sentiment from significant trade friction between the US and China over much of the year, emerging market hard currency debt and local rates benefited from relatively cheap valuations at the beginning of the period and easier global monetary conditions. These factors, plus the fading of certain global risk factors mentioned above, hastened spread tightening in the latter part of the period. At the same time, idiosyncratic risks spiked in some countries (e.g., Argentina and Lebanon), contributing to increased dispersion in performance among sovereign assets.

Detractors from Performance

Within the equity portion of the fund, the combination of an underweight position and stock selection in the information technology sector detracted from performance relative to the S&P 500 Index. Here, the fund’s underweight positions in computer and personal electronics maker Apple and software giant Microsoft weakened relative returns. The stock price of Apple advanced during the reporting period as the company’s revenues came in higher than consensus estimates, driven by stronger-than-expected demand in its wearable technology and services segments. Additionally, an overweight position in information technology company DXC Technology (h), and not owning shares of debit and credit transaction processing company Mastercard, held back relative returns.

Stock selection and an overweight position in the health care sector dampened relative results. Within this sector, an overweight position in pharmaceutical giant Pfizer, and the timing of the fund’s ownership in shares of health care services provider Humana (h), hindered relative performance. The share price of Pfizer depreciated after the company recorded sales that were shy of market expectations, owing to weakness in its legacy product sales. Pfizer also cut its fiscal-year 2019 guidance to reflect the integration of a joint venture with GlaxoSmithKline and the acquisition of Array BioPharma.

Stock selection in the utilities sector also weakened relative returns, led by the fund’s overweight position in utility services provider Exelon. The share price of Exelon fell on the back of weaker-than-expected natural gas prices, mild weather, especially in Texas, and the risk of import tariffs on uranium. Additionally, two of Exelon’s senior executives resigned amid an ongoing federal investigation into potential corruption involving Illinois lobbying activities, which further pressured its stock price.

Elsewhere, the fund’s underweight position in social networking service provider Facebook, holdings of natural gas producer Equitrans Midstream (b), and an overweight position in drug store operator Walgreens Boots Alliance (h), detracted from relative performance. The share price of Facebook traded higher as the company posted better-than-expected revenue figures, driven by

4

MFS Total Return Series

Management Review – continued

strong advertising revenues from Instagram and Facebook mobile, as well as robust growth in its active user base. Additionally, Facebook unveiled the new blockchain-based Libra cryptocurrency that is expected to launch in the first half of 2020. What differentiates Libra from other digital currencies is that Libra is backed by a reserve of real assets that provides value preservation.

Within the fixed income portion of the fund, a lack of exposure to the government-related sovereign sector detracted from the fund’s performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index. The fund’s positioning along the yield curve (y) also held back relative results.

Contributors to Performance

Within the equity portion of the fund, stock selection in both the financials and industrials sectors aided performance relative to the S&P 500 Index. Within the financials sector, not owning shares of insurance and investment firm Berkshire Hathaway boosted relative returns. Despite positive absolute performance, the share price of Berkshire Hathaway lagged the benchmark during the period. Although the company’s results were broadly in line with market expectations, investors appeared to have responded negatively to Warren Buffet’s comment that Berkshire Hathaway was unlikely to make a significant acquisition during 2019, given current valuations for good businesses. Additionally, the fund’s overweight positions in global financial services firms, Citigroup and JPMorgan Chase & Co., and its holdings of electronic brokerage firm TD Ameritrade Holding (b), also aided relative results. Within the industrials sector, an underweight position in aerospace company Boeing (h) supported relative returns. The share price of Boeing fell on uncertainties stemming from its 737 MAX groundings, subsequent to two plane crashes within five months. Additionally, Boeing’s earnings missed consensus estimates, driven by increased costs related to slower production and charges associated with its safety software update and related training.

Elsewhere, the fund’s overweight positions in IT servicing firm Accenture and healthcare equipment manufacturer Danaher benefited relative performance. The share price of Accenture advanced during the period, driven by strong organic revenue growth, an improvement in operating margins and a more favorable tax rate. Accenture also benefited from strong outsourcing bookings and management’s positive tone on its pipeline and future outlook. Additionally, not owning shares of pharmaceutical company Abbvie, the fund’s holdings of semiconductor manufacturer Taiwan Semiconductor Manufacturing (b) (Taiwan), and its underweight position in internet retailer Amazon.com bolstered relative results.

Within the fixed income portion of the fund, an underweight exposure to the treasury sector contributed to the fund’s performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index. Favorable security selection within the industrials sector also helped relative returns.

Respectfully,

Portfolio Manager(s)

Steven Gorham, Alexander Mackey, Joshua Marston, Jonathan Munko, Henry Peabody, Robert Persons, Jonathan Sage, and Brooks Taylor

Note to Shareholders: Effective December 31, 2019, Alexander Mackey, Johnathan Munko, and Henry Peabody were added as Portfolio Managers of the Fund and Nevin Chitkara was removed as a Portfolio Manager of the Fund. Effective December 31, 2020, Jonathan Sage and Brooks Taylor will be removed as Portfolio Managers of the Fund.

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

MFS Total Return Series

PERFORMANCE SUMMARY THROUGH 12/31/19

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/19

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	1/03/95	20.38%	6.76%	8.35%
Service Class	5/01/00	20.12%	6.50%	8.08%

Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		31.49%	11.70%	13.56%
Bloomberg Barclays U.S. Aggregate Bond Index (f)		8.72%	3.05%	3.75%
MFS Total Return Blended Index (f)(w)		22.18%	8.37%	9.77%

(f)	Source: FactSet Research Systems Inc.

(w)	As of December 31, 2019, the MFS Total Return Blended Index (a custom index) was comprised of 60% Standard & Poor’s 500 Stock Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

Benchmark Definition(s)

Bloomberg Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance. “Standard & Poor’s®” and “S&P®” are registered trademarks of Standard & Poor’s

6

MFS Total Return Series

Performance Summary – continued

Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposed by Massachusetts Financial Services Company. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by Massachusetts Financial Services Company. Massachusetts Financial Services Company’s product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

MFS Total Return Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2019 through December 31, 2019

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/19	Ending Account Value 12/31/19	Expenses Paid During Period (p) 7/01/19-12/31/19
Initial Class	Actual	0.61%	$1,000.00	$1,066.71	$3.18
	Hypothetical (h)	0.61%	$1,000.00	$1,022.13	$3.11
Service Class	Actual	0.86%	$1,000.00	$1,065.60	$4.48
	Hypothetical (h)	0.86%	$1,000.00	$1,020.87	$4.38

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

MFS Total Return Series

PORTFOLIO OF INVESTMENTS – 12/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 60.0%
Aerospace – 2.5%
Honeywell International, Inc.	128,214	$22,693,878
L3Harris Technologies, Inc.	18,446	3,649,910
Lockheed Martin Corp.	25,796	10,044,447
Northrop Grumman Corp.	29,489	10,143,331
United Technologies Corp.	117,238	17,557,563

		$64,089,129

Airlines – 0.1%
Delta Air Lines, Inc.	62,308	$3,643,772

Alcoholic Beverages – 0.4%
Diageo PLC	268,696	$11,391,049

Apparel Manufacturers – 0.4%
Hanesbrands, Inc.	25,619	$380,442
LVMH Moet Hennessy Louis Vuitton SE	9,878	4,589,399
NIKE, Inc., “B”	50,029	5,068,438

		$10,038,279

Automotive – 0.9%
Aptiv PLC	48,634	$4,618,771
Lear Corp.	115,295	15,818,474
Magna International, Inc.	41,056	2,251,116

		$22,688,361

Broadcasting – 0.1%
Omnicom Group, Inc.	39,010	$3,160,590

Brokerage & Asset Managers – 2.1%
BlackRock, Inc.	18,477	$9,288,388
Blackstone Group, Inc.	168,184	9,408,213
Charles Schwab Corp.	135,236	6,431,824
Invesco Ltd.	356,591	6,411,506
NASDAQ, Inc.	56,893	6,093,240
T. Rowe Price Group, Inc.	51,667	6,295,107
TD Ameritrade Holding Corp.	205,422	10,209,474

		$54,137,752

Business Services – 2.5%
Accenture PLC, “A”	109,553	$23,068,575
Amdocs Ltd.	71,688	5,175,157
Cognizant Technology Solutions Corp., “A”	32,105	1,991,152
Equifax, Inc.	49,495	6,935,239
Fidelity National Information Services, Inc.	80,652	11,217,887
Fiserv, Inc. (a)	124,012	14,339,508

		$62,727,518

Cable TV – 1.6%
Comcast Corp., “A”	886,066	$39,846,388

Chemicals – 1.2%
3M Co.	62,083	$10,952,683
PPG Industries, Inc.	151,153	20,177,414

		$31,130,097

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Computer Software – 2.1%
Adobe Systems, Inc. (a)	28,748	$9,481,378
Microsoft Corp.	243,415	38,386,545
Oracle Corp.	84,263	4,464,254

		$52,332,177

Computer Software – Systems – 0.9%
Apple, Inc.	54,707	$16,064,711
Hitachi Ltd.	178,100	7,501,935

		$23,566,646

Construction – 1.1%
Masco Corp.	120,874	$5,800,743
Sherwin-Williams Co.	9,826	5,733,864
Stanley Black & Decker, Inc.	66,795	11,070,603
Whirlpool Corp.	40,547	5,981,899

		$28,587,109

Consumer Products – 0.9%
Colgate-Palmolive Co.	85,037	$5,853,947
Kimberly-Clark Corp.	76,481	10,519,961
Procter & Gamble Co.	9,103	1,136,965
Reckitt Benckiser Group PLC	51,927	4,215,679

		$21,726,552

Electrical Equipment – 0.7%
Johnson Controls International PLC	425,738	$17,331,794
Schneider Electric SE	15,599	1,601,012

		$18,932,806

Electronics – 2.1%
Analog Devices, Inc.	27,885	$3,313,853
Applied Materials, Inc.	91,044	5,557,326
Intel Corp.	89,889	5,379,856
Marvell Technology Group Ltd.	127,146	3,376,998
Maxim Integrated Products, Inc.	63,759	3,921,816
NXP Semiconductors N.V.	18,691	2,378,617
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	211,771	12,303,895
Texas Instruments, Inc.	133,768	17,161,097

		$53,393,458

Energy – Independent – 0.9%
EOG Resources, Inc.	81,528	$6,828,785
Noble Energy, Inc.	105,819	2,628,544
Phillips 66	16,460	1,833,809
Pioneer Natural Resources Co.	29,956	4,534,440
Valero Energy Corp.	70,914	6,641,096

		$22,466,674

Energy – Integrated – 1.4%
BP PLC	1,014,821	$6,339,397
Chevron Corp.	73,081	8,806,991
Eni S.p.A.	369,315	5,735,852
Exxon Mobil Corp.	116,189	8,107,668

9

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Energy – Integrated – continued
Hess Corp.	53,116	$3,548,680
Suncor Energy, Inc.	129,808	4,254,460

		$36,793,048

Food & Beverages – 2.0%
Archer Daniels Midland Co.	135,817	$6,295,118
Coca-Cola European Partners PLC	54,520	2,773,978
Danone S.A.	59,447	4,927,777
General Mills, Inc.	96,436	5,165,112
Ingredion, Inc.	44,031	4,092,682
J.M. Smucker Co.	53,487	5,569,601
Mondelez International, Inc.	59,588	3,282,107
Nestle S.A.	123,214	13,339,908
PepsiCo, Inc.	47,749	6,525,856

		$51,972,139

Gaming & Lodging – 0.1%
Marriott International, Inc., “A”	23,468	$3,553,759

General Merchandise – 0.1%
Dollar Tree, Inc. (a)	38,470	$3,618,103

Health Maintenance Organizations – 0.8%
Cigna Corp.	93,369	$19,093,027

Insurance – 3.4%
Aon PLC	100,838	$21,003,547
Chubb Ltd.	130,933	20,381,031
Marsh & McLennan Cos., Inc.	69,141	7,702,999
MetLife, Inc.	205,213	10,459,706
Prudential Financial, Inc.	56,874	5,331,369
Travelers Cos., Inc.	108,926	14,917,416
Zurich Insurance Group AG	18,821	7,722,483

		$87,518,551

Internet – 0.4%
Alphabet, Inc., “A” (a)	5,882	$7,878,292
Facebook, Inc., “A” (a)	7,590	1,557,847

		$9,436,139

Leisure & Toys – 0.2%
Electronic Arts, Inc. (a)	36,404	$3,913,794
Harley-Davidson, Inc.	14,425	536,466

		$4,450,260

Machinery & Tools – 2.5%
AGCO Corp.	115,659	$8,934,658
Cummins, Inc.	17,496	3,131,084
Deere & Co.	20,272	3,512,327
Eaton Corp. PLC	256,680	24,312,730
Illinois Tool Works, Inc.	89,800	16,130,774
Ingersoll-Rand Co. PLC, “A”	40,620	5,399,210
Regal Beloit Corp.	15,345	1,313,685

		$62,734,468

Major Banks – 5.9%
Bank of America Corp.	724,104	$25,502,943
Bank of New York Mellon Corp.	88,802	4,469,405
BNP Paribas	25,767	1,526,937

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Major Banks – continued
Goldman Sachs Group, Inc.	113,386	$26,070,843
JPMorgan Chase & Co.	332,463	46,345,342
Morgan Stanley	88,476	4,522,893
PNC Financial Services Group, Inc.	90,585	14,460,083
State Street Corp.	113,922	9,011,230
Sumitomo Mitsui Financial Group, Inc.	32,200	1,185,353
Wells Fargo & Co.	315,740	16,986,812

		$150,081,841

Medical & Health Technology & Services – 1.1%
HCA Healthcare, Inc.	102,113	$15,093,322
McKesson Corp.	89,674	12,403,708

		$27,497,030

Medical Equipment – 3.5%
Abbott Laboratories	185,084	$16,076,396
Danaher Corp.	162,592	24,954,620
Medtronic PLC	209,424	23,759,153
Thermo Fisher Scientific, Inc.	58,050	18,858,704
Zimmer Biomet Holdings, Inc.	32,293	4,833,616

		$88,482,489

Metals & Mining – 0.2%
Rio Tinto PLC	103,668	$6,183,457

Natural Gas – Distribution – 0.2%
Sempra Energy	27,772	$4,206,903

Natural Gas – Pipeline – 0.8%
Enbridge, Inc.	59,199	$2,354,344
Enterprise Products Partners LP	314,363	8,852,462
EQM Midstream Partners LP	75,855	2,268,823
Equitrans Midstream Corp.	202,616	2,706,950
MPLX LP	64,874	1,651,692
Plains GP Holdings LP	139,592	2,645,269

		$20,479,540

Network & Telecom – 0.1%
Cisco Systems, Inc.	55,070	$2,641,157

Oil Services – 0.1%
Schlumberger Ltd.	38,314	$1,540,223

Other Banks & Diversified Financials – 3.3%
American Express Co.	31,102	$3,871,888
Citigroup, Inc.	422,445	33,749,131
Intesa Sanpaolo S.p.A.	874,803	2,304,504
Synchrony Financial	61,434	2,212,238
Truist Financial Corp.	356,589	20,083,093
U.S. Bancorp	302,691	17,946,550
Visa, Inc., “A”	27,118	5,095,472

		$85,262,876

Pharmaceuticals – 4.5%
Bayer AG	79,572	$6,498,723
Bristol-Myers Squibb Co.	131,812	8,461,012
Elanco Animal Health, Inc. (a)	150,148	4,421,859
Eli Lilly & Co.	108,544	14,265,938
Johnson & Johnson	213,752	31,180,004

10

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Pharmaceuticals – continued
Merck & Co., Inc.	63,976	$5,818,617
Novartis AG	12,261	1,164,275
Pfizer, Inc.	772,449	30,264,552
Roche Holding AG	39,306	12,752,722

		$114,827,702

Printing & Publishing – 0.2%
Moody’s Corp.	17,340	$4,116,689
Transcontinental, Inc., “A”	115,535	1,411,991

		$5,528,680

Railroad & Shipping – 1.2%
Canadian National Railway Co.	31,597	$2,857,948
Union Pacific Corp.	154,020	27,845,276

		$30,703,224

Real Estate – 1.2%
Brixmor Property Group, Inc., REIT	99,535	$2,150,951
EPR Properties, REIT	75,583	5,339,183
Medical Properties Trust, Inc., REIT	249,793	5,273,130
Public Storage, Inc., REIT	18,123	3,859,474
Simon Property Group, Inc., REIT	20,549	3,060,979
STORE Capital Corp., REIT	257,727	9,597,754

		$29,281,471

Restaurants – 0.6%
Chipotle Mexican Grill, Inc., “A” (a)	4,117	$3,446,382
Starbucks Corp.	122,291	10,751,825
U.S. Foods Holding Corp. (a)	38,008	1,592,155

		$15,790,362

Specialty Chemicals – 0.6%
Axalta Coating Systems Ltd. (a)	130,337	$3,962,245
Corteva, Inc.	67,467	1,994,324
DuPont de Nemours, Inc.	135,673	8,710,207

		$14,666,776

Specialty Stores – 1.0%
Amazon.com, Inc. (a)	1,806	$3,337,199
Best Buy Co., Inc.	23,955	2,103,249
Target Corp.	129,346	16,583,451
Tractor Supply Co.	24,786	2,316,004

		$24,339,903

Telephone Services – 0.5%
Verizon Communications, Inc.	194,799	$11,960,659

Tobacco – 1.2%
Altria Group, Inc.	47,812	$2,386,297
British American Tobacco PLC	97,950	4,192,695
Japan Tobacco, Inc.	181,900	4,055,115
Philip Morris International, Inc.	228,713	19,461,189

		$30,095,296

Utilities – Electric Power – 2.4%
Duke Energy Corp.	188,067	$17,153,591
Exelon Corp.	266,241	12,137,927
FirstEnergy Corp.	146,434	7,116,693

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Utilities – Electric Power – continued
NextEra Energy, Inc.	6,774	$1,640,392
Public Service Enterprise Group, Inc.	68,488	4,044,216
Southern Co.	215,786	13,745,568
WEC Energy Group, Inc.	36,517	3,367,963
Xcel Energy, Inc.	39,058	2,479,793

		$61,686,143

Total Common Stocks (Identified Cost, $929,372,499)		$1,528,283,583

BONDS – 41.0%
Aerospace – 0.1%
L3Harris Technologies, Inc., 3.85%, 6/15/2023 (n)	$2,728,000	$2,871,690

Apparel Manufacturers – 0.0%
Tapestry, Inc., 4.125%, 7/15/2027	$857,000	$875,037

Asset-Backed & Securitized – 4.4%
ALM Loan Funding, CLO, 2013-7R2A, “A1B2”, FLR, 3.386% (LIBOR - 3mo. + 1.4%), 10/15/2027 (n)	$4,410,000	$4,381,132
ALM V Ltd., 2012-5A, “A2R3”, FLR, 3.253% (LIBOR - 3mo. + 1.25%), 10/18/2027 (n)	2,667,000	2,654,196
AREIT CRE Trust, 2018-CRE2, “A”, FLR, 2.719% (LIBOR - 1mo. + 0.98%), 11/14/2035 (n)	3,166,419	3,165,038
AREIT CRE Trust, 2019-CRE3, “AS” FLR, 3.04% (LIBOR - 1mo. + 1.3%), 9/14/2036 (n)	3,366,000	3,366,650
Avis Budget Rental Car Funding LLC, 2019-1A, “A”, 3.45%, 3/20/2023 (n)	3,880,000	3,968,457
Bancorp Commercial Mortgage Trust, 2018-CRE4, “A”, FLR, 2.639% (LIBOR - 1mo. + 0.9%), 9/15/2035 (n)	2,813,292	2,808,304
Bancorp Commercial Mortgage Trust, 2019-CRE6, “AS”, FLR, 3.065% (LIBOR - 1mo. + 1.3%), 9/15/2036 (n)	3,469,924	3,469,841
Barclays Commercial Mortgage Securities LLC, 2019-C5, “A4”, 3.063%, 11/15/2052	3,520,000	3,630,798
Bayview Financial Revolving Mortgage Loan Trust, FLR, 3.404% (LIBOR - 1mo. + 1.6%), 12/28/2040 (n)	1,256,057	1,260,819
BDS Ltd., 2019-FL4, “A”, FLR, 3.137% (LIBOR - 1mo. + 1.4%), 8/15/2035 (n)	4,179,000	4,177,710
BDS Ltd., 2019-FL4, “A”, FLR, 2.839% (LIBOR - 1mo. + 1.10%), 8/15/2036 (n)	2,416,000	2,411,441
Chesapeake Funding II LLC, 2018-1A, “A1”, 3.04%, 4/15/2030 (n)	1,045,751	1,057,457
Commercial Mortgage Pass-Through Certificates, 2019-BN17, “A4”, 3.714%, 4/15/2052	2,789,000	3,027,788
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/2048	3,980,975	4,228,418
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/2057	2,316,427	2,420,709

11

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Asset-Backed & Securitized – continued
Cutwater CLO Ltd., 2015-1A, “AR”, FLR, 3.221% (LIBOR - 3mo. + 1.22%), 1/15/2029 (n)	$4,410,000	$4,409,762
Dryden Senior Loan Fund, 2013-26A, “AR”, CLO, FLR, 2.9% (LIBOR - 3mo. + 0.9%), 4/15/2029 (n)	2,088,000	2,085,141
Dryden Senior Loan Fund, 2018-55A, “A1”, CLO, FLR, 3.02% (LIBOR - 3mo. + 1.02%), 4/15/2031 (n)	4,414,000	4,383,155
Exantas Capital Corp. CLO Ltd., 2019-RS07, “A”, FLR, 2.737% (LIBOR - 1mo. + 1%), 4/15/2036 (n)	506,829	506,671
Figueroa CLO Ltd., 2014-1A, “BR”, FLR, 3.5% (LIBOR - 3mo. + 1.5%), 1/15/2027 (n)	1,330,000	1,326,922
Fort CRE LLC, 2018-1A, “A1”, FLR, 3.135% (LIBOR - 1mo. + 1.35%), 11/16/2035 (n)	1,638,500	1,638,497
GMAC Mortgage Corp. Loan Trust, 5.805%, 10/25/2036	326,448	329,591
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/2050	4,243,101	4,438,115
GS Mortgage Securities Trust, 2019-GSA1, “A4”, 3.047%, 11/10/2052	2,182,474	2,239,899
JPMBB Commercial Mortgage Securities Trust, 2014-C26, 3.494%, 1/15/2048	4,880,000	5,122,145
JPMBB Commercial Mortgage Securities Trust, 2015-C28, “A4”, 3.227%, 10/15/2048	3,256,792	3,378,906
KKR Real Estate Financial Trust, Inc., 2018-FL1, “A”, FLR, 2.837% (LIBOR -1mo. + 1.1%), 6/15/2036 (n)	2,180,000	2,183,405
MF1 CLO Ltd., 2019-FL2, “A”, FLR, 2.922% (LIBOR - 1mo. + 1.13%), 12/25/2034 (n)	4,395,000	4,396,332
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C34, “A4”, 3.536%, 11/15/2052	1,600,004	1,703,527
Morgan Stanley Capital I Trust, 2017-H1, “A5”, 3.53%, 6/15/2050	1,456,742	1,547,493
Mountain Hawk CLO Ltd., 2014-3A, “BR”, FLR, 3.803% (LIBOR - 3mo. + 1.8%), 4/18/2025 (n)	4,534,203	4,530,285
Navistar Financial Dealer Note Master Owner Trust II, 2018-1, “A”, FLR, 2.422% (LIBOR - 1mo. + 0.63%), 9/25/2023 (n)	2,554,000	2,558,218
Neuberger Berman CLO Ltd., FLR, 2.8% (LIBOR - 3mo. + 0.8%), 1/15/2028 (n)	1,900,000	1,898,698
Oaktree CLO Ltd., 2015-1A, “A2AR”, FLR, 3.316% (LIBOR - 3mo. + 1.35%), 10/20/2027 (n)	809,537	802,530
Residential Funding Mortgage Securities, Inc., 5.32%, 12/25/2035	503,882	506,503

Issuer	Shares/Par	Value ($)
BONDS – continued
Asset-Backed & Securitized – continued
Sound Point CLO Ltd., 2015-3A, “AR”, FLR, 2.856% (LIBOR - 3mo. + 0.89%), 1/20/2028 (n)	$910,000	$906,870
UBS Commercial Mortgage Trust, 2017-C8, “A4”, 3.983%, 2/15/2051	2,950,000	3,231,292
UBS Commercial Mortgage Trust, 2019-C17, “A4”, 2.921%, 9/15/2052	2,461,404	2,498,794
Wells Fargo Commercial Mortgage Trust, 2015-C28, “A4”, 3.54%, 5/15/2048	4,315,766	4,554,208
Wells Fargo Commercial Mortgage Trust, 2019-C54, “A4”, 3.146%, 12/15/2052	3,579,870	3,704,997

		$110,910,714

Automotive – 0.2%
General Motors Co., 6.75%, 4/01/2046	$1,124,000	$1,319,335
General Motors Financial Co., Inc., 4.35%, 4/09/2025	1,137,000	1,217,606
Lear Corp., 3.8%, 9/15/2027	2,474,000	2,496,123
Lear Corp., 4.25%, 5/15/2029	1,085,000	1,120,061

		$6,153,125

Broadcasting – 0.1%
Fox Corp., 4.03%, 1/25/2024 (n)	$2,654,000	$2,827,721

Brokerage & Asset Managers – 0.4%
E*TRADE Financial Corp., 2.95%, 8/24/2022	$750,000	$763,696
E*TRADE Financial Corp., 3.8%, 8/24/2027	1,078,000	1,119,772
E*TRADE Financial Corp., 4.5%, 6/20/2028	1,107,000	1,203,025
Intercontinental Exchange, Inc., 2.35%, 9/15/2022	1,484,000	1,499,198
Intercontinental Exchange, Inc., 4%, 10/15/2023	2,519,000	2,686,486
Raymond James Financial, Inc., 4.95%, 7/15/2046	2,325,000	2,710,504

		$9,982,681

Building – 0.2%
CRH America Finance, Inc., 4.5%, 4/04/2048 (n)	$1,146,000	$1,247,479
Martin Marietta Materials, Inc., 3.5%, 12/15/2027	927,000	961,425
Masco Corp., 4.375%, 4/01/2026	1,938,000	2,092,432

		$4,301,336

Business Services – 0.3%
Equinix, Inc., 2.625%, 11/18/2024	$3,239,000	$3,245,024
Fiserv, Inc., 4.4%, 7/01/2049	1,654,000	1,871,721
Verisk Analytics, Inc., 4.125%, 3/15/2029	2,462,000	2,700,213

		$7,816,958

Cable TV – 0.2%
Comcast Corp., 3.45%, 2/01/2050	$2,183,000	$2,230,173
Time Warner Entertainment Co. LP, 8.375%, 7/15/2033	2,855,000	3,998,001

		$6,228,174

12

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Chemicals – 0.0%
Sherwin-Williams Co., 4.5%, 6/01/2047	$1,201,000	$1,360,447

Computer Software – 0.2%
Dell International LLC/EMC Corp., 4.9%, 10/01/2026 (n)	$1,857,000	$2,042,775
Microsoft Corp., 4.25%, 2/06/2047	2,278,000	2,786,318

		$4,829,093

Computer Software – Systems – 0.2%
Apple, Inc., 2.85%, 2/23/2023	$3,502,000	$3,600,018
Apple, Inc., 3.35%, 2/09/2027	1,145,000	1,218,306
Apple, Inc., 3.85%, 5/04/2043	1,303,000	1,458,537

		$6,276,861

Conglomerates – 0.2%
Roper Technologies, Inc., 4.2%, 9/15/2028	$900,000	$985,142
Roper Technologies, Inc. , 2.95%, 9/15/2029	551,000	555,798
United Technologies Corp., 4.125%, 11/16/2028	1,778,000	2,001,248
Wabtec Corp., 4.95%, 9/15/2028	2,041,000	2,243,967

		$5,786,155

Consumer Products – 0.2%
Reckitt Benckiser Treasury Services
PLC, 3.625%, 9/21/2023 (n)	$3,463,000	$3,605,664
Reckitt Benckiser Treasury Services PLC, 2.75%, 6/26/2024 (n)	1,097,000	1,117,966

		$4,723,630

Consumer Services – 0.6%
Expedia Group, Inc., 3.25%, 2/15/2030 (n)	$2,188,000	$2,102,674
Experian Finance PLC, 4.25%, 2/01/2029 (n)	1,699,000	1,867,167
IHS Markit Ltd., 3.625%, 5/01/2024	385,000	400,034
IHS Markit Ltd., 4%, 3/01/2026 (n)	2,212,000	2,332,466
IHS Markit Ltd., 4.25%, 5/01/2029	578,000	622,865
Priceline Group, Inc., 2.75%, 3/15/2023	4,026,000	4,111,252
Visa, Inc., 3.15%, 12/14/2025	2,934,000	3,098,650
Western Union Co., 2.85%, 1/10/2025	660,000	661,599

		$15,196,707

Electronics – 0.2%
Broadcom Corp./Broadcom Cayman
Finance Ltd., 3.875%, 1/15/2027	$1,105,000	$1,146,611
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.5%, 1/15/2028	3,096,000	3,114,534
Broadcom, Inc., 4.25%, 4/15/2026 (n)	1,580,000	1,678,723

		$5,939,868

Energy – Integrated – 0.1%
Eni S.p.A., 4.75%, 9/12/2028 (n)	$1,944,000	$2,198,160

Financial Institutions – 0.2%
AerCap Ireland Capital DAC, 3.65%, 7/21/2027	$3,053,000	$3,142,383

Issuer	Shares/Par	Value ($)
BONDS – continued
Financial Institutions – continued
AerCap Ireland Capital Ltd., 4.875%, 1/16/2024	$362,000	$392,144
Avolon Holdings Funding Ltd., 4.375%, 5/01/2026 (n)	776,000	819,689

		$4,354,216

Food & Beverages – 0.4%
Anheuser-Busch InBev S.A., 8%, 11/15/2039	$2,610,000	$4,143,925
Constellation Brands, Inc., 3.5%, 5/09/2027	3,365,000	3,511,464
Diageo Capital PLC, 2.375%, 10/24/2029	3,467,000	3,415,503

		$11,070,892

Gaming & Lodging – 0.2%
GLP Capital LP/GLP Financing II, Inc., 5.3%, 1/15/2029	$1,804,000	$2,003,703
Las Vegas Sands Corp., 3.9%, 8/08/2029	1,044,000	1,088,862
Marriott International, Inc., 4%, 4/15/2028	2,208,000	2,383,589

		$5,476,154

Insurance – 0.3%
American International Group, Inc., 4.875%, 6/01/2022	$3,566,000	$3,805,388
American International Group, Inc., 4.125%, 2/15/2024	2,620,000	2,811,555

		$6,616,943

Insurance – Health – 0.0%
UnitedHealth Group, Inc., 3.5%, 8/15/2039	$833,000	$872,505

Insurance – Property & Casualty – 0.3%
Aon Corp., 3.75%, 5/02/2029	$2,810,000	$3,007,652
Berkshire Hathaway, Inc., 3.125%, 3/15/2026	1,162,000	1,223,574
Hartford Financial Services Group, Inc., 3.6%, 8/19/2049	1,068,000	1,095,822
Liberty Mutual Group, Inc., 3.951%, 10/15/2050 (n)	1,469,000	1,522,873
Marsh & McLennan Cos., Inc., 4.75%, 3/15/2039	944,000	1,138,599

		$7,988,520

International Market Quasi-Sovereign – 0.3%
Temasek Financial I Ltd. (Republic of
Singapore), 2.375%, 1/23/2023 (n)	$6,400,000	$6,479,793

Machinery & Tools – 0.1%
CNH Industrial Capital LLC, 4.2%, 1/15/2024	$2,120,000	$2,244,187

Major Banks – 1.5%
Bank of America Corp., 4.1%, 7/24/2023	$3,870,000	$4,127,643
Bank of America Corp., 4.125%, 1/22/2024	5,102,000	5,487,488

13

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Major Banks – continued
Bank of America Corp., 3.366% to 1/23/2025, FLR (LIBOR - 3mo. + 0.81%) to 1/23/2026	$1,842,000	$1,925,773
Bank of America Corp., 3.5%, 4/19/2026	1,814,000	1,927,337
Goldman Sachs Group, Inc., 3.85%, 1/26/2027	2,206,000	2,346,127
JPMorgan Chase & Co., 3.2%, 1/25/2023	5,489,000	5,662,099
JPMorgan Chase & Co., 3.782% to 2/01/2027, FLR (LIBOR - 3mo. + 1.337%) to 2/01/2028	4,188,000	4,511,231
JPMorgan Chase & Co., 3.897%, 1/23/2049	1,248,000	1,399,958
Morgan Stanley, 3.125%, 1/23/2023	424,000	435,809
Morgan Stanley, 3.875%, 4/29/2024	1,539,000	1,636,145
Morgan Stanley, 4%, 7/23/2025	1,206,000	1,304,013
PNC Bank N.A., 2.7%, 10/22/2029	835,000	833,293
Wells Fargo & Co., 3.75%, 1/24/2024	1,723,000	1,819,852
Wells Fargo & Co., 3.196% to 6/17/2026, FLR (LIBOR - 3mo. + 1.17%) to 6/17/2027	5,235,000	5,426,314

		$38,843,082

Medical & Health Technology & Services – 0.8%
Alcon, Inc., 3.8%, 9/23/2049 (n)	$1,844,000	$1,928,319
Becton, Dickinson and Co., 3.125%, 11/08/2021	1,075,000	1,095,019
Becton, Dickinson and Co., 4.669%, 6/06/2047	2,270,000	2,698,006
HCA, Inc., 5.125%, 6/15/2039	2,562,000	2,827,472
Laboratory Corp. of America Holdings, 3.2%, 2/01/2022	660,000	674,798
Laboratory Corp. of America Holdings, 3.25%, 9/01/2024	1,672,000	1,737,965
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045	1,802,000	2,023,275
Northwell Healthcare, Inc., 3.979%, 11/01/2046	171,000	174,662
Northwell Healthcare, Inc., 4.26%, 11/01/2047	1,367,000	1,466,065
Thermo Fisher Scientific, Inc., 2.95%, 9/19/2026	2,583,000	2,653,573
Thermo Fisher Scientific, Inc., 3.2%, 8/15/2027	2,566,000	2,682,024

		$19,961,178

Medical Equipment – 0.4%
Abbott Laboratories, 4.9%, 11/30/2046	$2,249,000	$2,950,782
Boston Scientific Corp., 3.75%, 3/01/2026	2,900,000	3,105,494
Zimmer Biomet Holdings, Inc., 3.55%, 4/01/2025	2,940,000	3,097,601
Zimmer Biomet Holdings, Inc., FLR, 2.652% (LIBOR - 3mo. + 0.75%), 3/19/2021	992,000	992,097

		$10,145,974

Issuer	Shares/Par	Value ($)
BONDS – continued
Metals & Mining – 0.1%
Glencore Funding LLC, 4.125%, 5/30/2023 (n)	$1,412,000	$1,471,451

Midstream – 0.7%
APT Pipelines Ltd., 4.2%, 3/23/2025 (n)	$3,780,000	$4,016,739
APT Pipelines Ltd., 4.25%, 7/15/2027 (n)	280,000	300,698
Cheniere Energy, Inc., 3.7%, 11/15/2029 (n)	1,929,000	1,967,160
Enbridge, Inc., 2.5%, 1/15/2025	1,100,000	1,106,476
Enterprise Products Operating LLC, 4.2%, 1/31/2050	882,000	943,446
Kinder Morgan Energy Partners LP, 4.15%, 2/01/2024	1,369,000	1,452,198
MPLX LP, 4.5%, 4/15/2038	938,000	952,294
ONEOK, Inc., 4.95%, 7/13/2047	2,637,000	2,899,448
Plains All American Pipeline, 3.55%, 12/15/2029	882,000	868,114
Sabine Pass Liquefaction LLC, 5%, 3/15/2027	2,319,000	2,550,123

		$17,056,696

Mortgage-Backed – 14.7%
Fannie Mae, 5%, 3/01/2020 - 3/01/2041	$3,713,642	$4,087,459
Fannie Mae, 4.5%, 4/01/2020 - 6/01/2044	9,629,371	10,439,733
Fannie Mae, 5.5%, 1/01/2021 - 4/01/2040	8,611,308	9,550,499
Fannie Mae, 6%, 1/01/2021 - 7/01/2037	4,748,798	5,356,776
Fannie Mae, 2.59%, 5/01/2023	442,525	449,125
Fannie Mae, 3.5%, 5/25/2025 - 11/01/2048	30,678,700	32,212,626
Fannie Mae, 2.7%, 7/01/2025	367,000	375,365
Fannie Mae, 3.43%, 6/01/2026	567,512	603,408
Fannie Mae, 2.28%, 11/01/2026	474,186	472,647
Fannie Mae, 2.672%, 12/25/2026	1,585,000	1,612,401
Fannie Mae, 3%, 11/01/2028 - 11/01/2046	13,710,393	14,103,342
Fannie Mae, 6.5%, 6/01/2031 - 7/01/2037	1,516,759	1,703,229
Fannie Mae, 3%, 2/25/2033 (i)	560,282	64,097
Fannie Mae, 3.25%, 5/25/2040	249,003	257,579
Fannie Mae, 4%, 9/01/2040 - 11/01/2049	22,224,265	23,740,161
Fannie Mae, 2%, 10/25/2040 - 4/25/2046	1,607,488	1,591,976
Fannie Mae, 4%, 7/25/2046 (i)	481,204	93,402
Fannie Mae, TBA, 2.5%, 1/16/2035 - 2/18/2035	11,450,000	11,545,673
Fannie Mae, TBA, 3%, 1/16/2035 - 1/25/2050	30,350,000	30,826,825
Fannie Mae, TBA, 3.5%, 1/16/2035 - 1/14/2050	19,881,080	20,449,581
Fannie Mae, TBA, 4%, 1/14/2050	3,925,000	4,081,415
Fannie Mae, TBA, 4.5%, 1/25/2050	1,950,000	2,052,728
Fannie Mae, TBA, 5%, 1/25/2050	850,000	908,796
Freddie Mac, 4.5%, 2/01/2020 - 5/01/2042	1,940,891	2,092,968
Freddie Mac, 5.5%, 2/01/2020 - 2/01/2037	1,320,435	1,463,700
Freddie Mac, 5%, 4/01/2020 - 1/15/2040	2,345,691	2,588,664

14

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Mortgage-Backed – continued
Freddie Mac, 6%, 5/01/2021 - 6/01/2037	$1,866,032	$2,107,015
Freddie Mac, 2.791%, 1/25/2022	1,485,000	1,503,612
Freddie Mac, 2.51%, 11/25/2022	1,503,000	1,523,120
Freddie Mac, 3.111%, 2/25/2023	2,136,000	2,200,262
Freddie Mac, 3.32%, 2/25/2023	745,000	772,405
Freddie Mac, 3.25%, 4/25/2023	2,474,000	2,560,949
Freddie Mac, 3.06%, 7/25/2023	685,000	707,262
Freddie Mac, 3.458%, 8/25/2023	2,553,000	2,671,310
Freddie Mac, 0.879%, 4/25/2024 (i)	6,076,371	182,974
Freddie Mac, 0.502%, 7/25/2024 (i)	14,179,000	326,912
Freddie Mac, 0.606%, 7/25/2024 (i)	5,124,500	122,447
Freddie Mac, 0.314%, 8/25/2024 (i)	15,246,000	244,232
Freddie Mac, 0.413%, 8/25/2024 (i)	28,133,803	464,939
Freddie Mac, 3.064%, 8/25/2024	794,000	823,479
Freddie Mac, 0.365%, 10/25/2024 - 9/25/2027 (i)	29,083,530	526,205
Freddie Mac, 3.171%, 10/25/2024	1,304,000	1,364,471
Freddie Mac, 0.274%, 11/25/2024 (i)	15,385,000	214,124
Freddie Mac, 2.67%, 12/25/2024	1,561,000	1,598,618
Freddie Mac, 3.329%, 5/25/2025	2,660,000	2,809,429
Freddie Mac, 3.01%, 7/25/2025	423,000	440,307
Freddie Mac, 3.151%, 11/25/2025	1,001,000	1,050,416
Freddie Mac, 2.673%, 3/25/2026	2,597,000	2,663,283
Freddie Mac, 3.413%, 12/25/2026	780,000	833,659
Freddie Mac, 3.43%, 1/25/2027	764,912	818,263
Freddie Mac, 0.636%, 6/25/2027 (i)	13,682,000	625,330
Freddie Mac, 0.751%, 6/25/2027 (i)	4,701,953	227,483
Freddie Mac, 3.117%, 6/25/2027	1,114,000	1,170,984
Freddie Mac, 0.577%, 7/25/2027 (i)	12,088,369	470,785
Freddie Mac, 0.329%, 8/25/2027 (i)	9,650,000	247,047
Freddie Mac, 0.434%, 8/25/2027 (i)	6,742,316	198,635
Freddie Mac, 3.244%, 8/25/2027	786,000	833,291
Freddie Mac, 0.279%, 9/25/2027 (i)	10,419,000	232,460
Freddie Mac, 3.187%, 9/25/2027	754,000	796,283
Freddie Mac, 0.196%, 11/25/2027 (i)	16,290,000	270,543
Freddie Mac, 0.291%, 11/25/2027 (i)	11,677,579	243,981
Freddie Mac, 0.326%, 11/25/2027 (i)	10,474,491	249,837
Freddie Mac, 0.24%, 12/25/2027 (i)	10,109,000	205,347
Freddie Mac, 0.288%, 12/25/2027 (i)	11,210,000	262,707
Freddie Mac, 0.369%, 12/25/2027 (i)	17,908,304	475,892
Freddie Mac, 3.65%, 2/25/2028	904,000	982,045
Freddie Mac, 3.9%, 4/25/2028	1,667,000	1,840,315
Freddie Mac, 3.926%, 7/25/2028	817,000	904,658
Freddie Mac, 1.089%, 7/25/2029 (i)	830,335	73,930
Freddie Mac, 1.27%, 8/25/2029 (i)	5,237,916	485,459
Freddie Mac, 0.756%, 11/25/2029 (i)	12,167,000	662,081
Freddie Mac, 2.5%, 11/01/2031	143,697	145,530
Freddie Mac, 0.308%, 11/25/2032 (i)	8,880,781	270,070
Freddie Mac, 3%, 10/01/2034 - 2/25/2059	24,447,126	25,124,519
Freddie Mac, 6.5%, 5/01/2034 - 7/01/2037	857,210	962,252
Freddie Mac, 5.5%, 2/15/2036 (i)	114,683	22,473
Freddie Mac, 4%, 8/01/2037 - 8/01/2047	10,928,407	11,619,463
Freddie Mac, 3.5%, 11/01/2037 - 10/25/2058	23,287,880	24,407,104
Freddie Mac, 4.5%, 12/15/2040 (i)	146,269	13,776
Freddie Mac, 4%, 8/15/2044 (i)	140,374	19,413

Issuer	Shares/Par	Value ($)
BONDS – continued
Mortgage-Backed – continued
Ginnie Mae, 2.5%, 7/20/2032	$350,000	$345,509
Ginnie Mae, 6%, 9/15/2032 - 1/15/2038	2,041,635	2,313,134
Ginnie Mae, 5.5%, 5/15/2033 - 10/15/2035	1,231,244	1,379,036
Ginnie Mae, 4.5%, 7/20/2033 - 7/20/2049	7,643,951	8,115,011
Ginnie Mae, 5%, 7/20/2033 - 12/15/2034	404,713	448,596
Ginnie Mae, 4%, 1/20/2041 - 10/20/2049	15,882,828	16,559,724
Ginnie Mae, 3.5%, 12/15/2041 - 12/20/2049	19,895,675	20,715,597
Ginnie Mae, 3%, 4/20/2045 - 3/20/2048	20,535,897	21,129,129
Ginnie Mae, 0.66%, 2/16/2059 (i)	7,235,446	409,690
Ginnie Mae, TBA, 4%, 1/15/2050	5,150,000	5,330,133
Ginnie Mae, TBA, 3%, 1/21/2050 - 3/23/2050	7,700,000	7,900,043
Ginnie Mae, TBA, 3.5%, 1/21/2050	3,300,000	3,400,440

		$373,343,603

Municipals – 0.4%
New Jersey Economic Development
Authority State Pension Funding Rev.,
“A”, 7.425%, 2/15/2029	$2,750,000	$3,447,758
New Jersey Turnpike Authority Rev.
(Build America Bonds), “F”, 7.414%, 1/01/2040	3,685,000	5,780,512

		$9,228,270

Natural Gas – Distribution – 0.0%
NiSource, Inc., 5.65%, 2/01/2045	$554,000	$705,941

Network & Telecom – 0.2%
AT&T, Inc., 5.45%, 3/01/2047	$1,601,000	$1,983,154
Verizon Communications, Inc., 4.812%, 3/15/2039	2,183,000	2,628,724

		$4,611,878

Oils – 0.3%
Marathon Petroleum Corp., 3.625%, 9/15/2024	$2,653,000	$2,784,450
Marathon Petroleum Corp., 4.75%, 9/15/2044	1,814,000	1,988,723
Valero Energy Corp., 4.9%, 3/15/2045	2,669,000	3,073,328

		$7,846,501

Other Banks & Diversified Financials – 0.3%
Banco de Credito del Peru, 5.375%, 9/16/2020	$2,967,000	$3,030,227
BBVA Bancomer S.A. de C.V., 6.75%, 9/30/2022 (n)	2,890,000	3,146,516
Capital One Financial Corp., 3.75%, 3/09/2027	2,581,000	2,750,112

		$8,926,855

Pollution Control – 0.1%
Republic Services, Inc., 3.95%, 5/15/2028	$1,412,000	$1,554,087

Real Estate – Retail – 0.1%
VEREIT Operating Partnership LP,
REIT, 3.1%, 12/15/2029	$1,759,000	$1,727,170

15

MFS Total Return Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Retailers – 0.3%
Best Buy Co., Inc., 4.45%, 10/01/2028	$2,523,000	$2,765,541
Dollar Tree, Inc., 4%, 5/15/2025	2,203,000	2,354,654
Dollar Tree, Inc., 4.2%, 5/15/2028	515,000	551,784
Home Depot, Inc., 3.9%, 6/15/2047	1,482,000	1,671,776

		$7,343,755

Telecommunications – Wireless – 0.4%
American Tower Corp., REIT, 3%, 6/15/2023	$1,291,000	$1,321,330
American Tower Corp., REIT, 3.6%, 1/15/2028	1,291,000	1,355,001
American Tower Trust I, REIT, 3.07%, 3/15/2023 (n)	3,560,000	3,604,793
Crown Castle International Corp., 3.65%, 9/01/2027	3,122,000	3,300,147

		$9,581,271

Transportation – Services – 0.1%
ERAC USA Finance LLC, 7%, 10/15/2037 (n)	$2,296,000	$3,241,542

U.S. Government Agencies and Equivalents – 0.0%
Small Business Administration, 4.35%, 7/01/2023	$1,597	$1,642
Small Business Administration, 4.77%, 4/01/2024	105,055	108,785
Small Business Administration, 5.18%, 5/01/2024	156,137	163,571
Small Business Administration, 5.52%, 6/01/2024	7,641	8,035
Small Business Administration, 4.99%, 9/01/2024	177,216	183,992
Small Business Administration, 4.95%, 3/01/2025	5,985	6,215
Small Business Administration, 5.11%, 8/01/2025	568,164	595,526

		$1,067,766

U.S. Treasury Obligations – 10.3%
U.S. Treasury Bonds, 8%, 11/15/2021	$723,000	$807,290
U.S. Treasury Bonds, 6%, 2/15/2026	777,000	966,574
U.S. Treasury Bonds, 6.75%, 8/15/2026	2,569,000	3,361,645
U.S. Treasury Bonds, 3.5%, 2/15/2039	7,097,000	8,495,375
U.S. Treasury Bonds, 2.875%, 5/15/2043	39,156,500	42,606,220
U.S. Treasury Bonds, 2.5%, 2/15/2045	9,797,000	9,983,621
U.S. Treasury Bonds, 3%, 11/15/2045	3,638,000	4,064,947
U.S. Treasury Bonds, 2.875%, 11/15/2046	7,268,000	7,962,821
U.S. Treasury Bonds, 3%, 2/15/2048	15,510,000	17,415,584
U.S. Treasury Bonds, 2.875%, 5/15/2049	900,000	990,887
U.S. Treasury Notes, 1.375%, 2/29/2020	2,412,000	2,410,878
U.S. Treasury Notes, 3.5%, 5/15/2020	25,260,000	25,428,729
U.S. Treasury Notes, 3.125%, 5/15/2021	17,180,000	17,528,227
U.S. Treasury Notes, 1.75%, 11/30/2021	67,105,000	67,292,498
U.S. Treasury Notes, 1.75%, 9/30/2022	23,068,000	23,148,917
U.S. Treasury Notes, 2.5%, 8/15/2023	21,333,000	21,956,481
U.S. Treasury Notes, 2%, 11/15/2026	5,700,000	5,759,261

Issuer	Shares/Par	Value ($)
BONDS – continued
U.S. Treasury Obligations – continued
U.S. Treasury Notes, 2.375%, 5/15/2029	$1,680,000	$1,744,807

		$261,924,762

Utilities – Electric Power – 0.9%
Berkshire Hathaway Energy Co., 3.75%, 11/15/2023	$1,930,000	$2,043,690
Duke Energy Corp., 2.65%, 9/01/2026	397,000	398,516
Enel Finance International N.V., 2.65%, 9/10/2024	2,139,000	2,144,261
Enel Finance International N.V., 4.875%, 6/14/2029 (n)	2,190,000	2,469,465
Enel Finance International N.V., 4.75%, 5/25/2047 (n)	392,000	440,178
Evergy, Inc., 2.9%, 9/15/2029	1,863,000	1,851,475
Exelon Corp., 3.4%, 4/15/2026	3,438,000	3,588,704
Jersey Central Power & Light Co., 4.3%, 1/15/2026 (n)	1,511,000	1,643,775
Oncor Electric Delivery Co. LLC, 5.75%, 3/15/2029	2,810,000	3,465,310
PPL Capital Funding, Inc., 5%, 3/15/2044	870,000	999,126
PPL Corp., 3.4%, 6/01/2023	2,940,000	3,033,647
Xcel Energy, Inc., 3.5%, 12/01/2049	1,310,000	1,327,289

		$23,405,436

Total Bonds (Identified Cost, $1,002,460,110)		$1,045,368,785

CONVERTIBLE PREFERRED STOCKS – 0.4%
Medical Equipment – 0.1%
Danaher Corp., 4.75%	1,324	$1,561,049

Utilities – Electric Power – 0.3%
CenterPoint Energy, Inc., 7%	162,120	$7,901,729

Total Convertible Preferred Stocks (Identified Cost, $9,623,042)		$9,462,778

PREFERRED STOCKS – 0.1%
Electronics – 0.1%
Samsung Electronics Co. Ltd. (Identified Cost, $2,090,086)	62,580	$2,441,516

INVESTMENT COMPANIES (h) – 1.6%
Money Market Funds – 1.6%
MFS Institutional Money Market Portfolio, 1.7% (v) (Identified Cost, $40,929,175)	40,930,012	$40,930,012

OTHER ASSETS, LESS LIABILITIES – (3.1)%		(79,507,128)

NET ASSETS – 100.0%		$2,546,979,546

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $40,930,012 and $2,585,556,662, respectively.

16

MFS Total Return Series

Portfolio of Investments – continued

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $121,293,007, representing 4.8% of net assets.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

CLO	Collateralized Loan Obligation

FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.

LIBOR	London Interbank Offered Rate

REIT	Real Estate Investment Trust

TBA	To Be Announced

See Notes to Financial Statements

17

MFS Total Return Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/19

Assets
Investments in unaffiliated issuers, at value (identified cost, $1,943,545,737)	$2,585,556,662
Investments in affiliated issuers, at value (identified cost, $40,929,175)	40,930,012
Cash	45,967
Receivables for
Investments sold on an extended settlement basis	7,713,621
Fund shares sold	870,829
Interest and dividends	8,318,022
Receivable from investment adviser	87,869
Other assets	9,250
Total assets	$2,643,532,232

Liabilities
Payables for
Investments purchased on an extended settlement basis	$94,296,410
Fund shares reacquired	1,966,099
Payable to affiliates
Administrative services fee	1,792
Shareholder servicing costs	1,245
Distribution and/or service fees	18,154
Payable for independent Trustees’ compensation	10
Accrued expenses and other liabilities	268,976
Total liabilities	$96,552,686
Net assets	$2,546,979,546

Net assets consist of
Paid-in capital	$1,801,984,093
Total distributable earnings (loss)	744,995,453
Net assets	$2,546,979,546
Shares of beneficial interest outstanding	103,309,617

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$1,223,166,224	49,115,383	$24.90
Service Class	1,323,813,322	54,194,234	24.43

See Notes to Financial Statements

18

MFS Total Return Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/19

Net investment income (loss)
Income
Dividends	$37,854,929
Interest	30,891,200
Dividends from affiliated issuers	851,622
Income on securities loaned	74,562
Other	43,091
Foreign taxes withheld	(574,116)
Total investment income	$69,141,288
Expenses
Management fee	$16,562,696
Distribution and/or service fees	3,192,636
Shareholder servicing costs	35,328
Administrative services fee	342,626
Independent Trustees’ compensation	46,485
Custodian fee	133,389
Shareholder communications	99,060
Audit and tax fees	76,581
Legal fees	23,832
Miscellaneous	80,420
Total expenses	$20,593,053
Reduction of expenses by investment adviser	(2,150,333)
Net expenses	$18,442,720
Net investment income (loss)	$50,698,568

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$66,314,285
Affiliated issuers	(5,672)
Foreign currency	19,124
Net realized gain (loss)	$66,327,737
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$335,250,391
Affiliated issuers	676
Translation of assets and liabilities in foreign currencies	13,380
Net unrealized gain (loss)	$335,264,447
Net realized and unrealized gain (loss)	$401,592,184
Change in net assets from operations	$452,290,752

See Notes to Financial Statements

19

MFS Total Return Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/19	12/31/18
Change in net assets

From operations
Net investment income (loss)	$50,698,568	$53,999,146
Net realized gain (loss)	66,327,737	71,944,285
Net unrealized gain (loss)	335,264,447	(270,626,935)
Change in net assets from operations	$452,290,752	$(144,683,504)
Total distributions to shareholders	$(121,022,024)	$(170,382,669)
Change in net assets from fund share transactions	$(109,812,128)	$(137,972,142)
Total change in net assets	$221,456,600	$(453,038,315)

Net assets
At beginning of period	2,325,522,946	2,778,561,261
At end of period	$2,546,979,546	$2,325,522,946

See Notes to Financial Statements

20

MFS Total Return Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$21.78	$24.70	$23.18	$22.60		$24.31

Income (loss) from investment operations
Net investment income (loss) (d)	$0.52	$0.53	$0.49	$0.54	(c)	$0.62
Net realized and unrealized gain (loss)	3.83	(1.80)	2.29	1.51		(0.77)
Total from investment operations	$4.35	$(1.27)	$2.78	$2.05		$(0.15)

Less distributions declared to shareholders
From net investment income	$(0.58)	$(0.54)	$(0.58)	$(0.69)		$(0.64)
From net realized gain	(0.65)	(1.11)	(0.68)	(0.78)		(0.92)
Total distributions declared to shareholders	$(1.23)	$(1.65)	$(1.26)	$(1.47)		$(1.56)
Net asset value, end of period (x)	$24.90	$21.78	$24.70	$23.18		$22.60
Total return (%) (k)(r)(s)(x)	20.38	(5.61)	12.30	9.09	(c)	(0.37)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.70	0.70	0.71	0.71	(c)	0.79
Expenses after expense reductions (f)	0.62	0.62	0.63	0.62	(c)	0.65
Net investment income (loss)	2.18	2.20	2.04	2.33	(c)	2.57
Portfolio turnover	42	26	34	35		41
Net assets at end of period (000 omitted)	$1,223,166	$1,134,301	$1,350,737	$1,359,943		$1,423,284

Service Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$21.38	$24.28	$22.81	$22.26		$23.95

Income (loss) from investment operations
Net investment income (loss) (d)	$0.45	$0.46	$0.43	$0.47	(c)	$0.55
Net realized and unrealized gain (loss)	3.76	(1.77)	2.25	1.49		(0.74)
Total from investment operations	$4.21	$(1.31)	$2.68	$1.96		$(0.19)

Less distributions declared to shareholders
From net investment income	$(0.51)	$(0.48)	$(0.53)	$(0.63)		$(0.58)
From net realized gain	(0.65)	(1.11)	(0.68)	(0.78)		(0.92)
Total distributions declared to shareholders	$(1.16)	$(1.59)	$(1.21)	$(1.41)		$(1.50)
Net asset value, end of period (x)	$24.43	$21.38	$24.28	$22.81		$22.26
Total return (%) (k)(r)(s)(x)	20.12	(5.87)	12.02	8.81	(c)	(0.58)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.95	0.95	0.96	0.96	(c)	1.04
Expenses after expense reductions (f)	0.87	0.87	0.88	0.87	(c)	0.90
Net investment income (loss)	1.93	1.95	1.79	2.08	(c)	2.32
Portfolio turnover	42	26	34	35		41
Net assets at end of period (000 omitted)	$1,323,813	$1,191,222	$1,427,824	$1,276,603		$1,191,583

See Notes to Financial Statements

21

MFS Total Return Series

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

22

MFS Total Return Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Total Return Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For callable debt securities purchased at a premium that have explicit, non-contingent call features and that are callable at fixed prices on preset dates, ASU 2017-08 requires the premium to be amortized to the earliest call date. The fund adopted ASU 2017-08 as of the beginning of the reporting period on a modified retrospective basis. The adoption resulted in a change in accounting principle, since the fund had historically amortized such premiums to maturity for U.S. GAAP. As a result of the adoption, the fund recognized a cumulative effect adjustment that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments by offsetting amounts. Adoption had no impact on the fund’s net assets or any prior period information presented in the financial statements. With respect to the fund’s results of operations, amortization of premium to first call date under ASU 2017-08 accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Debt instruments sold short are generally valued at an evaluated or composite mean as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally

23

MFS Total Return Series

Notes to Financial Statements – continued

traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,399,931,740	$—	$—	$1,399,931,740
United Kingdom	35,096,255	—	—	35,096,255
Switzerland	34,979,388	—	—	34,979,388
Canada	13,129,859	—	—	13,129,859
Japan	—	12,742,403	—	12,742,403
France	12,645,125	—	—	12,645,125
Taiwan	12,303,895	—	—	12,303,895
Italy	8,040,356	—	—	8,040,356
Germany	6,498,723	—	—	6,498,723
Other Countries	2,378,617	2,441,516	—	4,820,133
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	262,992,528	—	262,992,528
Non-U.S. Sovereign Debt	—	6,479,793	—	6,479,793
Municipal Bonds	—	9,228,270	—	9,228,270
U.S. Corporate Bonds	—	242,337,786	—	242,337,786
Residential Mortgage-Backed Securities	—	374,179,697	—	374,179,697
Commercial Mortgage-Backed Securities	—	73,850,978	—	73,850,978
Asset-Backed Securities (including CDOs)	—	36,223,642	—	36,223,642
Foreign Bonds	—	40,076,091	—	40,076,091
Mutual Funds	40,930,012	—	—	40,930,012
Total	$1,565,933,970	$1,060,552,704	$—	$2,626,486,674

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be

24

MFS Total Return Series

Notes to Financial Statements – continued

terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2019, there were no securities on loan or collateral outstanding.

TBA Dollar Roll Transactions – The fund enters into TBA dollar roll transactions in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. TBA dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Some securities may be purchased on a “when-issued” or “forward delivery” basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. When the fund sells securities on a when-issued, delayed delivery, or forward commitment basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the delivered securities. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired or sold is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA securities resulting from these transactions are included in the Portfolio of Investments. TBA purchase (sale) commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in investments purchased or sold on an extended settlement basis in the Statement of Assets and Liabilities. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may

25

MFS Total Return Series

Notes to Financial Statements – continued

arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.

To mitigate the counterparty credit risk on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, and partnership adjustments.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/19	Year ended 12/31/18
Ordinary income (including any short-term capital gains)	$54,824,164	$64,650,616
Long-term capital gains	66,197,860	105,732,053
Total distributions	$121,022,024	$170,382,669

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/19

Cost of investments	$2,001,001,821
Gross appreciation	642,631,768
Gross depreciation	(17,146,915)
Net unrealized appreciation (depreciation)	$625,484,853

Undistributed ordinary income	52,951,957
Undistributed long-term capital gain	63,475,232
Other temporary differences	3,083,411

26

MFS Total Return Series

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 12/31/19	Year ended 12/31/18
Initial Class	$59,383,887	$83,981,606
Service Class	61,638,137	86,401,063
Total	$121,022,024	$170,382,669

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.70%
In excess of $1 billion and up to $2.5 billion	0.65%
In excess of $2.5 billion and up to $5 billion	0.55%
In excess of $5 billion	0.50%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2019, this management fee reduction amounted to $241,221, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.66% of the fund’s average daily net assets.

For the period from January 1, 2019 through July 31, 2019, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses did not exceed 0.62% of average daily net assets for the Initial Class shares and 0.87% of average daily net assets for the Service Class shares. This written agreement terminated on July 31, 2019. For the period from January 1, 2019 through July 31, 2019, this reduction amounted to $1,087,624, which is included in the reduction of total expenses in the Statement of Operations. Effective August 1, 2019, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.61% of average daily net assets for the Initial Class shares and 0.86% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2021. For the period from August 1, 2019 through December 31, 2019, this reduction amounted to $821,488, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2019, the fee was $32,675, which equated to 0.0013% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2019, these costs amounted to $2,653.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.0139% of the fund’s average daily net assets.

27

MFS Total Return Series

Notes to Financial Statements – continued

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended December 31, 2019, the fee paid by the fund under this agreement was $2,749 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2019, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $1,964,040 and $796,228, respectively. The sales transactions resulted in net realized gains (losses) of $(150,489).

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2019, this reimbursement amounted to $42,493, which is included in “Other” income in the Statement of Operations.

(4)	Portfolio Securities

For the year ended December 31, 2019, purchases and sales of investments, other than TBA sale commitments and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$537,596,373	$562,688,686
Non-U.S. Government securities	$486,817,488	$599,304,678

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/19		Year ended 12/31/18

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,735,912	$41,322,525	1,682,755	$40,546,554
Service Class	3,594,794	83,324,924	3,647,300	86,160,110
	5,330,706	$124,647,449	5,330,055	$126,706,664

Shares issued to shareholders in reinvestment of distributions
Initial Class	2,558,547	$59,383,887	3,585,893	$83,981,606
Service Class	2,704,613	61,638,137	3,754,935	86,401,063
	5,263,160	$121,022,024	7,340,828	$170,382,669

Shares reacquired
Initial Class	(7,253,162)	$(172,852,561)	(7,875,486)	$(187,920,375)
Service Class	(7,815,403)	(182,629,040)	(10,508,339)	(247,141,100)
	(15,068,565)	$(355,481,601)	(18,383,825)	$(435,061,475)

Net change
Initial Class	(2,958,703)	$(72,146,149)	(2,606,838)	$(63,392,215)
Service Class	(1,515,996)	(37,665,979)	(3,106,104)	(74,579,927)
	(4,474,699)	$(109,812,128)	(5,712,942)	$(137,972,142)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the

28

MFS Total Return Series

Notes to Financial Statements – continued

Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2019, the fund’s commitment fee and interest expense were $13,906 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$6,322,055	$367,033,273	$332,420,320	$(5,672)	$676	$40,930,012

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$851,622	$—

29

MFS Total Return Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Total Return Series:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Total Return Series (the “Fund”), including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

30

MFS Total Return Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

31

MFS Total Return Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

32

MFS Total Return Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Steven Gorham Alexander Mackey Joshua Marston Johnathan Munko Henry Peabody Robert Persons Jonathan Sage Brooks Taylor

33

MFS Total Return Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Total Return Series

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

34

MFS Total Return Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median. The Trustees also noted that MFS has agreed to further reduce such expense limitation for the Fund effective August 1, 2019, which may not be changed without the Trustees’ approval.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2.5 billion, and $5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

35

MFS Total Return Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit1 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit1 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $72,818,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 53.55% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

36

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

37

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

38

Annual Report

December 31, 2019

MFS® Utilities Series

MFS® Variable Insurance Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

VUF-ANN

MFS® Utilities Series

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Utilities Series

LETTER FROM THE EXECUTIVE CHAIR

Dear Contract Owners:

Slowing global growth, low inflation, and trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied for most of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. Negotiations aimed at a “phase one” trade deal between the U.S. and China bore fruit at the end of the period, boosting investor sentiment, while signs of stability emerging from the global manufacturing sector also lifted spirits. Uncertainty over Brexit, along with the ripple effects from the trade conflict, hampered business confidence and investment in the United Kingdom and Europe for much of the period, though investors expect greater clarity regarding Brexit as a result of December’s general election. The pro-Brexit Conservative Party won the election by a comfortable margin and set the stage for the U.K.’s departure from the EU at the end of January.

Markets expect the longest economic expansion in U.S. history will continue, albeit at a slower pace, as trade tensions recede. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates three times between July and October and the European Central Bank loosened policy in September. While the global monetary policy backdrop remains quite accommodative, signs of easing trade tensions and fading global recession fears led to improved market sentiment in late 2019 as investors grew less risk averse. In early 2020, an outbreak of coronavirus emanating from China reintroduced global growth fears, causing an uptick in volatility.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

February 14, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Utilities Series

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
NextEra Energy, Inc.	6.4%
EDP Renovaveis S.A.	5.6%
Exelon Corp.	4.8%
FirstEnergy Corp.	4.5%
Dominion Energy, Inc.	4.2%
Entergy Corp.	3.3%
Public Service Enterprise Group, Inc.	2.7%
American Electric Power Co., Inc.	2.7%
Enel S.p.A.	2.7%
Enterprise Products Partners LP	2.6%

Top five industries (i)
Utilities-Electric Power	66.9%
Natural Gas-Pipeline	10.8%
Telecommunications – Wireless	7.4%
Natural Gas – Distribution	6.2%
Cable TV	4.8%

Issuer country weightings (i)(x)
United States	65.7%
Canada	8.0%
Portugal	7.5%
United Kingdom	3.8%
Spain	3.2%
Italy	2.7%
Germany	1.4%
Sweden	1.4%
Japan	1.0%
Other Countries	5.3%

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of December 31, 2019.

The portfolio is actively managed and current holdings may be different.

2

MFS Utilities Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2019, Initial Class shares of the MFS Utilities Series (fund) provided a total return of 25.07%, while Service Class shares of the fund provided a total return of 24.80%. These compare with a return of 31.49% over the same period for the fund’s benchmark, the Standard & Poor’s 500 Stock Index, and a return of 26.35% for the fund’s other benchmark, the Standard & Poor’s 500 Utilities Index (S&P Utilities Index).

Market Environment

Fading fears of a near-term global recession, the announcement of a partial trade deal between the United States and China and the decline in uncertainty over Brexit helped bolster market sentiment late in the period. Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the US and China, had contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated late in the period amid nascent signs of stabilization in the manufacturing sector.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, causing the inversion of portions of the US Treasury yield curve for a time. Amid an improvement in risk sentiment in Q4 2019 and indications of a bottoming in growth and a potential upturn in activity, the Fed indicated in October that further rate cuts were unlikely unless the outlook for the economy materially worsened.

Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures, which included putting overnight rates deeper into negative territory, restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months, although China has been more cautious in increasing liquidity as it keeps trying to deleverage its economy, cutting rates only marginally.

Emerging markets experienced considerable volatility through the end of 2018, as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish. Notwithstanding the periodic headwinds on market sentiment from significant trade friction between the US and China over much of the year, emerging market hard currency debt and local rates benefited from relatively cheap valuations at the beginning of the period and easier global monetary conditions. These factors, plus the fading of certain global risk factors mentioned above, hastened spread tightening in the latter part of the period. At the same time, idiosyncratic risks spiked in some countries (e.g., Argentina and Lebanon), contributing to increased dispersion in performance among sovereign assets.

Detractors from Performance

The fund’s out-of-benchmark exposure to the natural gas pipeline industry weakened performance relative to the S&P Utilities Index. Here, notable relative detractors included the fund’s holdings of oil & gas pipeline operator EQM Midstream Partners (b), natural gas services provider Cheniere Energy (b) and natural gas gatherer Equitrans Midstream (b). The share price of EQM Midstream Partners declined amidst a deteriorating commodity outlook for EQM’s primary customer.

Elsewhere, not owning shares of retail electric services provider Southern Company and electricity and natural gas distributor WEC Energy held back relative returns as both companies outperformed the benchmark over the reporting period. The share price of Southern Company rose after the company reported strong earnings results, which benefited from above-normal weather conditions across its service territories. An underweight position in electricity provider NextEra Energy also detracted from relative performance as the company reported higher-than-expected earnings growth, driven by strong performance across the board, including better-than-expected earnings at Gulf Power and higher wind generation. NextEra was one of the fund’s top holdings during the reporting period and performed strongly throughout the year but, due to our limitations on position size, we were unable to hold as much weight as the benchmark and, therefore, this stock was among the fund’s largest detractors. The fund’s holdings of electricity provider Vistra Energy (b), cable and mobile services provider Millicom International Cellular (b) (Sweden) and television, internet, and telephone services NOS, SGPS (b) (Portugal) further weighed on relative results.

The fund’s cash and/or cash equivalents position during the period was another detractor from relative performance. The fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets appreciated, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

3

MFS Utilities Series

Management Review – continued

Contributors to Performance

The fund’s out-of-benchmark exposure to both the cable TV and wireless communications industries contributed to relative performance. Within the cable TV industry, the fund’s position in cable and telecommunications company Altice USA (b) supported relative returns. Within the wireless communications industry, holdings of telecommunications services provider Cellnex Telecom (b) (Spain) and broadcast and communication tower management firm American Tower (b) benefited relative performance.

Elsewhere, the fund’s underweight holdings of power & natural gas distributor Duke Energy, utility company PG&E (h) and energy products and services supplier Dominion Energy positively affected relative returns. The stock price of Duke Energy declined after the firm announced that it would issue equity in 2020 in order to maintain and protect credit metrics during its Atlantic Coast Pipeline construction. The fund’s holdings of energy infrastructure services provider TC Energy (b) (Canada), electricity and gas distributor Enel (b) (Italy), electric services provider SSE (b) (United Kingdom) and renewable energy company EDP Renovaveis (b) (Portugal) further supported relative performance.

Respectfully,

Portfolio Manager(s)

Claud Davis and J. Scott Walker

Note to Shareholders: Effective August 1, 2019, Maura Shaughnessy was removed as a Portfolio Manager of the Fund.

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Utilities Series

PERFORMANCE SUMMARY THROUGH 12/31/19

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/19

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	1/03/95	25.07%	6.70%	9.99%
Service Class	5/01/00	24.80%	6.43%	9.72%

Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		31.49%	11.70%	13.56%
Standard & Poor’s 500 Utilities Index (f)		26.35%	10.29%	11.80%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance. (b)

Standard & Poor’s 500 Utilities Index – a market capitalization-weighted index designed to measure the utilities sector, including those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power. (b)

It is not possible to invest directly in an index.

(b)

“Standard & Poor’s®” and “S&P®” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by Massachusetts Financial Services Company. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by Massachusetts Financial Services Company. Massachusetts Financial Services Company’s product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

5

MFS Utilities Series

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS Utilities Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2019 through December 31, 2019

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/19	Ending Account Value 12/31/19	Expenses Paid During Period (p) 7/01/19-12/31/19
Initial Class	Actual	0.78%	$1,000.00	$1,078.52	$4.09
	Hypothetical (h)	0.78%	$1,000.00	$1,021.27	$3.97
Service Class	Actual	1.03%	$1,000.00	$1,077.40	$5.39
	Hypothetical (h)	1.03%	$1,000.00	$1,020.01	$5.24

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

MFS Utilities Series

PORTFOLIO OF INVESTMENTS – 12/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 95.7%
Cable TV – 4.9%
Altice USA, Inc., “A” (a)	467,425	$12,779,400
Charter Communications, Inc., “A” (a)	33,227	16,117,753
Comcast Corp., “A”	521,994	23,474,070
NOS, SGPS S.A.	1,881,810	10,131,966

		$62,503,189

Natural Gas – Distribution – 4.5%
China Resources Gas Group Ltd.	2,210,000	$12,138,650
NiSource, Inc.	602,721	16,779,752
Sempra Energy	195,783	29,657,209

		$58,575,611

Natural Gas – Pipeline – 10.8%
Cheniere Energy, Inc. (a)	520,985	$31,816,554
Enbridge, Inc.	223,436	8,883,756
Enterprise Products Partners LP	1,198,663	33,754,350
EQM Midstream Partners LP	379,460	11,349,649
Equitrans Midstream Corp.	389,762	5,207,220
Plains All American Pipeline LP	1,072,288	19,719,376
TC Energy Corp.	531,044	28,283,087

		$139,013,992

Telecommunications – Wireless – 7.4%
Advanced Info Service Public Co. Ltd.	1,534,500	$10,911,772
American Tower Corp., REIT	61,476	14,128,415
Cellnex Telecom S.A.	313,260	13,482,594
KDDI Corp.	410,000	12,197,415
Millicom International Cellular S.A., SDR	119,085	5,703,559
Mobile TeleSystems PJSC, ADR	589,505	5,983,476
Rogers Communications, Inc., “B”	267,264	13,271,097
Tele2 AB, “B”	846,392	12,276,111
Vodafone Group PLC	3,958,719	7,695,681

		$95,650,120

Telephone Services – 2.7%
Hellenic Telecommunications Organization S.A.	539,978	$8,637,186
Koninklijke KPN N.V.	1,625,582	4,797,406
Telesites S.A.B. de C.V. (a)	5,534,000	4,097,633
TELUS Corp.	460,442	17,828,365

		$35,360,590

Utilities – Electric Power – 65.4%
AES Corp.	1,034,568	$20,587,903
AltaGas Ltd.	1,407,450	21,438,806
American Electric Power Co., Inc.	370,717	35,036,464
CenterPoint Energy, Inc.	1,100,711	30,016,389
Clearway Energy, Inc., “A”	296,134	5,662,082
CLP Holdings Ltd.	552,000	5,801,727
Dominion Energy, Inc.	659,206	54,595,441
Duke Energy Corp.	366,236	33,404,386
Edison International	379,465	28,615,456

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Utilities – Electric Power – continued
EDP Renovaveis S.A.	6,170,424	$72,674,326
Emera, Inc.	310,221	13,328,119
Enel S.p.A.	4,415,164	35,024,004
Energias de Portugal S.A.	3,289,103	14,255,790
Entergy Corp.	353,116	42,303,297
Equatorial Energia S.A.	1,065,500	6,036,429
Evergy, Inc.	400,760	26,085,468
Exelon Corp.	1,349,424	61,520,242
FirstEnergy Corp.	1,200,366	58,337,788
Iberdrola S.A.	2,663,707	27,428,739
National Grid PLC	1,653,297	20,679,763
Neoenergia S.A.	844,400	5,222,530
NextEra Energy Partners LP	292,441	15,397,019
NextEra Energy, Inc.	339,771	82,278,948
NRG Energy, Inc.	393,429	15,638,803
NTPC Ltd.	3,166,407	5,281,179
Public Service Enterprise Group, Inc.	599,200	35,382,760
RWE AG	604,545	18,546,530
SSE PLC	1,112,637	21,200,595
Vistra Energy Corp.	1,408,788	32,388,036

		$844,169,019

Total Common Stocks (Identified Cost, $929,385,720)		$1,235,272,521

CONVERTIBLE PREFERRED STOCKS – 3.2%
Natural Gas – Distribution – 1.7%
Sempra Energy, 6%	64,703	$7,765,654
Sempra Energy, 6.75%	64,868	7,723,833
South Jersey Industries, Inc., 7.25%	114,261	5,931,289

		$21,420,776

Utilities – Electric Power – 1.5%
American Electric Power Co., Inc., 6.125%	21,150	$1,144,849
CenterPoint Energy, Inc., 7%	183,736	8,955,293
Dominion Energy, Inc., 7.25%	88,614	9,480,812

		$19,580,954

Total Convertible Preferred Stocks (Identified Cost, $37,935,333)		$41,001,730

INVESTMENT COMPANIES (h) – 1.0%
Money Market Funds – 1.0%
MFS Institutional Money Market Portfolio, 1.7% (v) (Identified Cost, $13,336,599)	13,336,599	$13,336,599

OTHER ASSETS, LESS LIABILITIES – 0.1%		682,542

NET ASSETS – 100.0%		$1,290,293,392

8

MFS Utilities Series

Portfolio of Investments – continued

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $13,336,599 and $1,276,274,251, respectively.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

SDR	Swedish Depository Receipt

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

SEK	Swedish Krona

Derivative Contracts at 12/31/19

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
CAD	1,059,619	USD	801,364	Merrill Lynch International	2/28/2020	$14,815
CAD	2,175,739	USD	1,641,546	State Street Bank Corp.	2/28/2020	34,331
EUR	188,660	USD	211,804	Morgan Stanley Capital Services, Inc.	2/28/2020	555
GBP	309,782	USD	409,396	HSBC Bank	2/28/2020	1,580
GBP	595,756	USD	781,157	State Street Bank Corp.	2/28/2020	9,208
SEK	11,851,687	USD	1,261,250	Brown Brothers Harriman	2/28/2020	7,509
SEK	12,589,878	USD	1,341,732	Morgan Stanley Capital Services, Inc.	2/28/2020	6,053
SEK	8,371,603	USD	890,183	State Street Bank Corp.	2/28/2020	6,023
USD	2,527,593	GBP	1,890,000	UBS AG	2/28/2020	20,208

						$100,282

Liability Derivatives
GBP	1,234,281	USD	1,649,841	Morgan Stanley Capital Services, Inc.	2/28/2020	$(12,370)
SEK	11,188,193	USD	1,202,631	Morgan Stanley Capital Services, Inc.	2/28/2020	(4,901)
USD	1,332,455	CAD	1,754,392	Morgan Stanley Capital Services, Inc.	2/28/2020	(18,877)
USD	65,850,201	CAD	87,107,106	State Street Bank Corp.	2/28/2020	(1,244,627)
USD	5,332,902	EUR	4,795,150	BNP Paribas S.A.	2/28/2020	(64,606)
USD	607,764	EUR	544,781	Brown Brothers Harriman	2/28/2020	(5,452)
USD	64,968,836	EUR	58,647,884	Deutsche Bank AG	2/18/2020	(1,005,002)
USD	52,456,691	EUR	47,170,526	Deutsche Bank AG	2/28/2020	(639,309)
USD	540,238	EUR	483,535	Morgan Stanley Capital Services, Inc.	2/28/2020	(4,037)
USD	31,335,293	GBP	23,694,611	Merrill Lynch International	2/28/2020	(99,376)
USD	16,297,993	SEK	154,116,269	Deutsche Bank AG	2/28/2020	(200,630)

						$(3,299,187)

At December 31, 2019, the fund had cash collateral of $1,550,000 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

9

MFS Utilities Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/19

Assets
Investments in unaffiliated issuers, at value (identified cost, $967,321,053)	$1,276,274,251
Investments in affiliated issuers, at value (identified cost, $13,336,599)	13,336,599
Restricted cash for
Forward foreign currency exchange contracts	1,550,000
Receivables for
Forward foreign currency exchange contracts	100,282
Investments sold	1,877,345
Fund shares sold	259,553
Interest and dividends	2,575,681
Other assets	4,973
Total assets	$1,295,978,684

Liabilities
Payables for
Forward foreign currency exchange contracts	$3,299,187
Fund shares reacquired	1,734,420
Payable to affiliates
Investment adviser	51,423
Administrative services fee	936
Shareholder servicing costs	1,418
Distribution and/or service fees	10,031
Payable for independent Trustees’ compensation	14
Deferred country tax expense payable	316,126
Accrued expenses and other liabilities	271,737
Total liabilities	$5,685,292
Net assets	$1,290,293,392

Net assets consist of
Paid-in capital	$917,003,096
Total distributable earnings (loss)	373,290,296
Net assets	$1,290,293,392
Shares of beneficial interest outstanding	37,050,374

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$556,301,408	15,810,906	$35.18
Service Class	733,991,984	21,239,468	34.56

See Notes to Financial Statements

10

MFS Utilities Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/19

Net investment income (loss)
Income
Dividends	$46,929,242
Dividends from affiliated issuers	636,517
Other	90,413
Income on securities loaned	3,698
Foreign taxes withheld	(2,113,617)
Total investment income	$45,546,253
Expenses
Management fee	$9,684,438
Distribution and/or service fees	1,936,550
Shareholder servicing costs	29,480
Administrative services fee	186,989
Independent Trustees’ compensation	27,389
Custodian fee	173,554
Shareholder communications	124,594
Audit and tax fees	63,672
Legal fees	13,675
Miscellaneous	47,925
Total expenses	$12,288,266
Reduction of expenses by investment adviser	(127,946)
Net expenses	$12,160,320
Net investment income (loss)	$33,385,933

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $121,570 country tax)	$40,971,116
Affiliated issuers	4,610
Forward foreign currency exchange contracts	10,851,781
Foreign currency	(36,592)
Net realized gain (loss)	$51,790,915
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $244,009 increase in deferred country tax)	$211,754,878
Affiliated issuers	(38)
Forward foreign currency exchange contracts	(7,277,804)
Translation of assets and liabilities in foreign currencies	8,122
Net unrealized gain (loss)	$204,485,158
Net realized and unrealized gain (loss)	$256,276,073
Change in net assets from operations	$289,662,006

See Notes to Financial Statements

11

MFS Utilities Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/19	12/31/18
Change in net assets

From operations
Net investment income (loss)	$33,385,933	$41,660,202
Net realized gain (loss)	51,790,915	61,480,364
Net unrealized gain (loss)	204,485,158	(82,273,229)
Change in net assets from operations	$289,662,006	$20,867,337
Total distributions to shareholders	$(55,125,457)	$(19,792,653)
Change in net assets from fund share transactions	$(164,373,912)	$(363,898,666)
Total change in net assets	$70,162,637	$(362,823,982)

Net assets
At beginning of period	1,220,130,755	1,582,954,737
At end of period	$1,290,293,392	$1,220,130,755

See Notes to Financial Statements

12

MFS Utilities Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$29.38	$29.50	$26.81	$25.56		$33.97

Income (loss) from investment operations
Net investment income (loss) (d)	$0.90	$0.89	$0.81	$1.06	(c)	$0.81
Net realized and unrealized gain (loss)	6.37	(0.56)	3.17	1.91		(5.56)
Total from investment operations	$7.27	$0.33	$3.98	$2.97		$(4.75)

Less distributions declared to shareholders
From net investment income	$(1.37)	$(0.33)	$(1.29)	$(1.08)		$(1.38)
From net realized gain	(0.10)	(0.12)	—	(0.64)		(2.28)
Total distributions declared to shareholders	$(1.47)	$(0.45)	$(1.29)	$(1.72)		$(3.66)
Net asset value, end of period (x)	$35.18	$29.38	$29.50	$26.81		$25.56
Total return (%) (k)(r)(s)(x)	25.07	1.06	14.83	11.47	(c)	(14.54)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.78	0.80	0.77	(c)	0.79
Expenses after expense reductions (f)	0.78	0.78	0.79	0.77	(c)	0.78
Net investment income (loss)	2.69	2.98	2.78	3.89	(c)	2.59
Portfolio turnover	28	27	27	33		42
Net assets at end of period (000 omitted)	$556,301	$492,930	$561,744	$556,607		$561,517

Service Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$28.86	$28.98	$26.37	$25.15		$33.48

Income (loss) from investment operations
Net investment income (loss) (d)	$0.80	$0.81	$0.73	$0.97	(c)	$0.72
Net realized and unrealized gain (loss)	6.27	(0.56)	3.09	1.90		(5.47)
Total from investment operations	$7.07	$0.25	$3.82	$2.87		$(4.75)

Less distributions declared to shareholders
From net investment income	$(1.27)	$(0.25)	$(1.21)	$(1.01)		$(1.30)
From net realized gain	(0.10)	(0.12)	—	(0.64)		(2.28)
Total distributions declared to shareholders	$(1.37)	$(0.37)	$(1.21)	$(1.65)		$(3.58)
Net asset value, end of period (x)	$34.56	$28.86	$28.98	$26.37		$25.15
Total return (%) (k)(r)(s)(x)	24.80	0.81	14.49	11.24	(c)	(14.76)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.04	1.04	1.05	1.02	(c)	1.04
Expenses after expense reductions (f)	1.03	1.03	1.04	1.02	(c)	1.03
Net investment income (loss)	2.44	2.76	2.53	3.64	(c)	2.34
Portfolio turnover	28	27	27	33		42
Net assets at end of period (000 omitted)	$733,992	$727,201	$1,021,211	$998,836		$967,824
See Notes to Financial Statements

13

MFS Utilities Series

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Utilities Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Utilities Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in securities of issuers in the utility industry. Issuers in a single industry can react similarly to market, currency, political, economic, regulatory, geopolitical, and other conditions. The value of stocks in the utilities sector can be very volatile due to supply and/or demand for services or fuel, financing costs, conservation efforts, the negative impact of regulation, and other factors. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities

15

MFS Utilities Series

Notes to Financial Statements – continued

in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$833,035,960	$—	$—	$833,035,960
Canada	103,033,230	—	—	103,033,230
Portugal	97,062,082	—	—	97,062,082
United Kingdom	49,576,039	—	—	49,576,039
Spain	40,911,333	—	—	40,911,333
Italy	35,024,004	—	—	35,024,004
Germany	18,546,530	—	—	18,546,530
Sweden	17,979,670	—	—	17,979,670
Japan	—	12,197,415	—	12,197,415
Other Countries	57,996,216	10,911,772	—	68,907,988
Mutual Funds	13,336,599	—	—	13,336,599
Total	$1,266,501,663	$23,109,187	$—	$1,289,610,850

Other Financial Instruments
Forward Foreign Currency Exchange Contracts – Assets	$—	$100,282	$—	$100,282
Forward Foreign Currency Exchange Contracts – Liabilities	—	(3,299,187)	—	(3,299,187)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

16

MFS Utilities Series

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2019 as reported in the Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Foreign Exchange	Forward Foreign Currency Exchange Contracts	$100,282	$(3,299,187)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2019 as reported in the Statement of Operations:

Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$10,851,781

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2019 as reported in the Statement of Operations:

Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$(7,277,804)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the

17

MFS Utilities Series

Notes to Financial Statements – continued

centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2019, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals, derivative transactions, redemptions in-kind, partnership adjustments and certain preferred stock treated as debt for tax purposes.

18

MFS Utilities Series

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/19	Year ended 12/31/18
Ordinary income (including any short-term capital gains)	$51,291,242	$19,792,653
Long-term capital gains	3,834,215	—
Total distributions	$55,125,457	$19,792,653

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/19

Cost of investments	$933,454,636
Gross appreciation	388,211,272
Gross depreciation	(35,253,963)
Net unrealized appreciation (depreciation)	$352,957,309

Undistributed ordinary income	51,545,614
Undistributed long-term capital gain	4,351,856
Other temporary differences	(35,564,483)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 12/31/19	Year ended 12/31/18
Initial Class	$22,976,155	$7,824,431
Service Class	32,149,302	11,968,222
Total	$55,125,457	$19,792,653

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion and up to $3 billion	0.70%
In excess of $3 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2019, this management fee reduction amounted to $127,946, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.73% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2019, the fee was $26,360, which equated to 0.0020% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2019, these costs amounted to $3,120.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The

19

MFS Utilities Series

Notes to Financial Statements – continued

fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.0142% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended December 31, 2019, the fee paid by the fund under this agreement was $1,585 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2019, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $1,677,563 and $4,818,692, respectively. The sales transactions resulted in net realized gains (losses) of $1,054,407.

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2019, this reimbursement amounted to $72,882, which is included in “Other” income in the Statement of Operations.

(4)	Portfolio Securities

For the year ended December 31, 2019, purchases and sales of investments, other than in-kind transactions and short-term obligations, aggregated $360,751,501 and $463,226,308, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/19		Year ended 12/31/18

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	575,639	$19,334,145	429,050	$12,756,598
Service Class	1,744,019	57,235,971	1,975,414	57,690,212
	2,319,658	$76,570,116	2,404,464	$70,446,810

Shares issued to shareholders in reinvestment of distributions
Initial Class	693,515	$22,976,155	256,371	$7,824,431
Service Class	987,083	32,149,302	398,808	11,968,222
	1,680,598	$55,125,457	655,179	$19,792,653

Shares reacquired
Initial Class	(2,237,515)	$(74,404,174)	(2,951,323)	$(87,750,125)
Service Class	(6,687,020)	(221,665,311)	(12,415,527)	(366,388,004)
	(8,924,535)	$(296,069,485)	(15,366,850)	$(454,138,129)

Net change
Initial Class	(968,361)	$(32,093,874)	(2,265,902)	$(67,169,096)
Service Class	(3,955,918)	(132,280,038)	(10,041,305)	(296,729,570)
	(4,924,279)	$(164,373,912)	(12,307,207)	$(363,898,666)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing

20

MFS Utilities Series

Notes to Financial Statements – continued

needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2019, the fund’s commitment fee and interest expense were $7,411 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$36,148,022	$229,718,808	$252,534,803	$4,610	$(38)	$13,336,599

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$636,517	$—

(8)	Redemptions In-Kind

On October 18, 2019, the fund recorded a redemption in-kind of portfolio securities and cash that were valued at $87,561,735. The redeeming shareholder generally receives a pro rata share of the securities held by the fund. The distribution of such securities generated a realized gain of $20,621,464 for the fund, which is included in Net realized gain (loss) in the Statement of Operations. For tax purposes, no gains or losses were recognized with respect to the portfolio securities redeemed in-kind.

21

MFS Utilities Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Utilities Series:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Utilities Series (the “Fund”), including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

22

MFS Utilities Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

23

MFS Utilities Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

24

MFS Utilities Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Claud Davis J. Scott Walker

25

MFS Utilities Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Utilities Series

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

26

MFS Utilities Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $3 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

27

MFS Utilities Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit1 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit1 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $4,218,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 54.29% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

28

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

30

Annual Report

December 31, 2019

MFS® Value Series

MFS® Variable Insurance Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, the insurance company that offers your contract may determine that it will no longer send you paper copies of the fund’s annual and semiannual shareholder reports unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a Web site (insurancefunds.mfs.com or other Web site of which you will be notified), and the insurance company will notify you by mail each time a report is posted and provide you with a Web site link to access the report. Instructions for requesting paper copies will be provided by your insurance company or financial intermediary.

If you already elected to receive shareholder reports by email, you will not be affected by this change and you need not take any action. If your insurance company or financial intermediary offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company or financial intermediary by email by following the instructions provided by the insurance company or financial intermediary.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge from the insurance company or financial intermediary. You can inform the insurance company or financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your insurance company or financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your insurance company or financial intermediary.

VLU-ANN

MFS® Value Series

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Value Series

LETTER FROM THE EXECUTIVE CHAIR

Dear Contract Owners:

Slowing global growth, low inflation, and trade friction between the United States and China have been hallmarks of the past 12 months. After experiencing an uptick in market volatility in late 2018, markets steadied for most of 2019, thanks in large measure to the adoption of a dovish policy stance on the part of global central banks, focused on supporting economic growth. Negotiations aimed at a “phase one” trade deal between the U.S. and China bore fruit at the end of the period, boosting investor sentiment, while signs of stability emerging from the global manufacturing sector also lifted spirits. Uncertainty over Brexit, along with the ripple effects from the trade conflict, hampered business confidence and investment in the United Kingdom and Europe for much of the period, though investors expect greater clarity regarding Brexit as a result of December’s general election. The pro-Brexit Conservative Party won the election by a comfortable margin and set the stage for the U.K.’s departure from the EU at the end of January.

Markets expect the longest economic expansion in U.S. history will continue, albeit at a slower pace, as trade tensions recede. In an effort to prolong the expansion, the U.S. Federal Reserve lowered interest rates three times between July and October and the European Central Bank loosened policy in September. While the global monetary policy backdrop remains quite accommodative, signs of easing trade tensions and fading global recession fears led to improved market sentiment in late 2019 as investors grew less risk averse. In early 2020, an outbreak of coronavirus emanating from China reintroduced global growth fears, causing an uptick in volatility.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

February 14, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Value Series

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
JPMorgan Chase & Co.	5.0%
Johnson & Johnson	3.3%
Medtronic PLC	2.9%
Comcast Corp., “A”	2.8%
Accenture PLC, “A”	2.7%
Citigroup, Inc.	2.6%
Aon PLC	2.3%
Duke Energy Corp.	2.3%
Wells Fargo & Co.	2.2%
U.S. Bancorp	2.2%

GICS equity sectors (g)
Financials	30.0%
Health Care	17.2%
Industrials	16.2%
Information Technology	9.2%
Consumer Staples	7.9%
Utilities	6.0%
Materials	4.0%
Communication Services	3.4%
Energy	3.3%
Consumer Discretionary	1.2%
Real Estate	0.3%

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of December 31, 2019.

The portfolio is actively managed and current holdings may be different.

2

MFS Value Series

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2019, Initial Class shares of the MFS Value Series (fund) provided a total return of 29.80%, while Service Class shares of the fund provided a total return of 29.51%. These compare with a return of 26.54% for the fund’s benchmark, the Russell 1000® Value Index.

Market Environment

Fading fears of a near-term global recession, the announcement of a partial trade deal between the United States and China and the decline in uncertainty over Brexit helped bolster market sentiment late in the period. Changes in market sentiment, largely driven by uncertainty over the outcome of trade negotiations between the US and China, had contributed to periodic bouts of volatility during the reporting period. The global economy decelerated, led by weakness in China and Europe, although the pace of the slowdown moderated late in the period amid nascent signs of stabilization in the manufacturing sector.

The deteriorating global growth backdrop, along with declining inflationary pressures, prompted the US Federal Reserve to adopt a more dovish posture beginning in early 2019, resulting in the first interest rate cut in over a decade at the end of July, followed by additional cuts in September and October. The Fed’s actions led to a sharp decline in long-term interest rates during the period’s second half, causing the inversion of portions of the US Treasury yield curve for a time. Amid an improvement in risk sentiment in Q4 2019 and indications of a bottoming in growth and a potential upturn in activity, the Fed indicated in October that further rate cuts were unlikely unless the outlook for the economy materially worsened.

Globally, central banks have tilted more dovish as well, with the European Central Bank unveiling a package of easing measures, which included putting overnight rates deeper into negative territory, restarting its bond-buying program and lengthening the term of cheap loans to banks to three years from two. The central banks of India and Australia are among those that have cut rates several times in recent months, although China has been more cautious in increasing liquidity as it keeps trying to deleverage its economy, cutting rates only marginally.

Emerging markets experienced considerable volatility through the end of 2018, as tighter global financial conditions exposed structural weakness in some countries. Those conditions improved in 2019 as the Fed became more dovish. Notwithstanding the periodic headwinds on market sentiment from significant trade friction between the US and China over much of the year, emerging market hard currency debt and local rates benefited from relatively cheap valuations at the beginning of the period and easier global monetary conditions. These factors, plus the fading of certain global risk factors mentioned above, hastened spread tightening in the latter part of the period. At the same time, idiosyncratic risks spiked in some countries (e.g., Argentina and Lebanon), contributing to increased dispersion in performance among sovereign assets.

Contributors to Performance

The combination of stock selection and, to a lesser extent, an overweight position in the financials sector contributed to performance relative to the Russell 1000® Value Index. Within this sector, not owning shares of insurance and investment firm Berkshire Hathaway aided relative performance. The fund’s overweight holdings of global financial services firms JPMorgan Chase & Co. and Citigroup also lifted relative results. Financials, and the banks in particular, were one of the better-performing segments of the market in 2019, and shares of JPMorgan Chase & Co. were no exception. In addition, despite interest rates declining during the year, the company had a strong second half, reporting third-quarter earnings above consensus estimates, led by better-than-expected revenue in Fixed Income, Currencies and Commodities (FICC), Investment Banking and Mortgage Banking. The fund’s holdings of risk management and human capital consulting services provider Aon (b) and credit rating agency Moody’s (b) further boosted relative returns. The share price of Aon climbed after the firm reported better-than-expected earnings per share and operating margins.

An overweight position and, to a lesser extent, security selection in the industrials sector helped relative performance. Here, the fund’s holdings of industrial products and equipment manufacturer Illinois Tool Works (b) and global security company Northrop Grumman (b) bolstered relative returns. The stock price for Illinois Tool Works advanced as the company reported quarterly earnings that were above consensus estimates.

Elsewhere, the fund’s holdings of IT servicing firm Accenture (b) and financial technology services provider Fiserv (b), and an underweight position in integrated oil and gas company Exxon Mobil, supported relative performance. Investors in Accenture appeared to have responded positively to the company’s announcement of a new CEO and earnings that were in line with analyst expectations, as many competitors went through turnarounds and leadership changes. Strong outsourcing bookings and management’s positive tone on its pipeline and outlook also drove the stock price higher.

Detractors from Performance

Individual stocks that were among the fund’s top relative detractors included not owning shares of financial services firm Bank of America, telecommunication services provider AT&T, network equipment company Cisco Systems and retail giant Target, as all four

3

MFS Value Series

Management Review – continued

stocks outperformed the benchmark during the reporting period. The share price for Bank of America appreciated after the company reported earnings per share results that were ahead of expectations, primarily driven by stronger-than-expected consumer and global banking revenues. The fund’s overweight positions in diversified technology company 3M, power & natural gas distributor Duke Energy, pharmaceutical giant Pfizer and oil field services company Schlumberger (h) held back relative results. An underweight position in household products maker Procter & Gamble also weighed on relative performance.

The fund’s cash and/or cash equivalents position during the period detracted from relative performance. The fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets appreciated, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Portfolio Manager(s)

Katherine Cannan, Nevin Chitkara, and Steven Gorham

Note to Shareholders: Effective December 31, 2019, Katherine Cannan was added as a Portfolio Manager of the Fund. Effective December 31, 2020, Steven Gorham will be removed as a Portfolio Manager of the Fund.

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Value Series

PERFORMANCE SUMMARY THROUGH 12/31/19

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/19

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	1/02/02	29.80%	9.23%	11.68%
Service Class	1/02/02	29.51%	8.96%	11.40%

Comparative benchmark(s)
Russell 1000® Value Index (f)		26.54%	8.29%	11.80%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition(s)

Russell 1000® Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this document.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Value Series

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period, July 1, 2019 through December 31, 2019

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/19	Ending Account Value 12/31/19	Expenses Paid During Period (p) 7/01/19-12/31/19
Initial Class	Actual	0.71%	$1,000.00	$1,097.00	$3.75
	Hypothetical (h)	0.71%	$1,000.00	$1,021.63	$3.62
Service Class	Actual	0.96%	$1,000.00	$1,095.47	$5.07
	Hypothetical (h)	0.96%	$1,000.00	$1,020.37	$4.89

(h)	5% class return per year before expenses.

(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

MFS Value Series

PORTFOLIO OF INVESTMENTS – 12/31/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
COMMON STOCKS – 98.7%
Aerospace – 6.5%
Honeywell International, Inc.	248,016	$43,898,832
Lockheed Martin Corp.	62,168	24,206,976
Northrop Grumman Corp.	126,810	43,618,835
United Technologies Corp.	213,113	31,915,803

		$143,640,446

Alcoholic Beverages – 1.4%
Diageo PLC	749,795	$31,786,672

Apparel Manufacturers – 0.1%
Hanesbrands, Inc.	109,510	$1,626,224

Automotive – 1.1%
Aptiv PLC	206,897	$19,649,008
Lear Corp.	28,565	3,919,118

		$23,568,126

Broadcasting – 0.1%
Omnicom Group, Inc.	40,579	$3,287,711

Brokerage & Asset Managers – 2.6%
BlackRock, Inc.	42,411	$21,320,010
NASDAQ, Inc.	241,053	25,816,776
T. Rowe Price Group, Inc.	89,937	10,957,924

		$58,094,710

Business Services – 6.8%
Accenture PLC, “A”	287,677	$60,576,146
Cognizant Technology Solutions Corp., “A”	136,815	8,485,266
Equifax, Inc.	132,499	18,565,760
Fidelity National Information Services, Inc.	210,173	29,232,963
Fiserv, Inc. (a)	288,922	33,408,051

		$150,268,186

Cable TV – 2.8%
Comcast Corp., “A”	1,394,608	$62,715,522

Chemicals – 2.9%
3M Co.	110,979	$19,578,915
PPG Industries, Inc.	332,637	44,403,713

		$63,982,628

Construction – 2.2%
Sherwin-Williams Co.	42,644	$24,884,480
Stanley Black & Decker, Inc.	152,302	25,242,533

		$50,127,013

Consumer Products – 1.2%
Colgate-Palmolive Co.	59,582	$4,101,625
Kimberly-Clark Corp.	53,952	7,421,098
Procter & Gamble Co.	38,729	4,837,252
Reckitt Benckiser Group PLC	114,667	9,309,208

		$25,669,183

Electrical Equipment – 1.2%
Johnson Controls International PLC	632,150	$25,734,827

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Electronics – 3.2%
Analog Devices, Inc.	119,033	$14,145,882
NXP Semiconductors N.V.	80,346	10,224,832
Texas Instruments, Inc.	370,921	47,585,455

		$71,956,169

Energy – Independent – 1.1%
EOG Resources, Inc.	189,916	$15,907,364
Pioneer Natural Resources Co.	57,282	8,670,777

		$24,578,141

Energy – Integrated – 2.2%
Chevron Corp.	142,051	$17,118,566
Exxon Mobil Corp.	205,427	14,334,696
Suncor Energy, Inc.	555,186	18,196,231

		$49,649,493

Food & Beverages – 3.5%
Archer Daniels Midland Co.	269,211	$12,477,930
Danone S.A.	116,594	9,664,899
J.M. Smucker Co.	70,616	7,353,244
Nestle S.A.	339,868	36,796,207
PepsiCo, Inc.	85,618	11,701,412

		$77,993,692

Health Maintenance Organizations – 2.1%
Cigna Corp.	223,479	$45,699,221

Insurance – 7.6%
Aon PLC	248,276	$51,713,408
Chubb Ltd.	295,364	45,976,360
Marsh & McLennan Cos., Inc.	295,143	32,881,882
Travelers Cos., Inc.	283,153	38,777,803

		$169,349,453

Leisure & Toys – 0.1%
Harley-Davidson, Inc.	61,935	$2,303,363

Machinery & Tools – 3.9%
Eaton Corp. PLC	282,580	$26,765,978
Illinois Tool Works, Inc.	209,263	37,589,913
Ingersoll-Rand Co. PLC, “A”	171,406	22,783,285

		$87,139,176

Major Banks – 12.0%
Bank of New York Mellon Corp.	376,635	$18,956,039
Goldman Sachs Group, Inc.	159,953	36,777,993
JPMorgan Chase & Co.	791,217	110,295,650
PNC Financial Services Group, Inc.	204,942	32,714,891
State Street Corp.	232,736	18,409,418
Wells Fargo & Co.	916,837	49,325,831

		$266,479,822

Medical & Health Technology & Services – 0.7%
McKesson Corp.	105,870	$14,643,938

7

MFS Value Series

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Medical Equipment – 7.4%
Abbott Laboratories	327,104	$28,412,253
Danaher Corp.	260,528	39,985,838
Medtronic PLC	574,102	65,131,872
Thermo Fisher Scientific, Inc.	96,933	31,490,624

		$165,020,587

Other Banks & Diversified Financials – 6.9%
American Express Co.	133,274	$16,591,280
Citigroup, Inc.	710,044	56,725,415
Truist Financial Corp.	587,693	33,098,870
U.S. Bancorp	813,838	48,252,455

		$154,668,020

Pharmaceuticals – 7.1%
Johnson & Johnson	510,251	$74,430,313
Merck & Co., Inc.	272,518	24,785,512
Novartis AG	55,496	5,269,769
Pfizer, Inc.	1,101,710	43,164,998
Roche Holding AG	31,328	10,164,282

		$157,814,874

Printing & Publishing – 0.8%
Moody’s Corp.	74,018	$17,572,613

Railroad & Shipping – 1.8%
Canadian National Railway Co.	134,460	$12,161,907
Union Pacific Corp.	157,987	28,562,470

		$40,724,377

Real Estate – 0.3%
Public Storage, Inc., REIT	34,672	$7,383,749

Specialty Chemicals – 0.9%
Corteva, Inc.	86,801	$2,565,838
DuPont de Nemours, Inc.	272,442	17,490,776

		$20,056,614

Telephone Services – 0.5%
Verizon Communications, Inc.	169,711	$10,420,255

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Tobacco – 1.8%
Altria Group, Inc.	203,276	$10,145,505
Philip Morris International, Inc.	349,187	29,712,322

		$39,857,827

Utilities – Electric Power – 5.9%
Duke Energy Corp.	549,603	$50,129,289
FirstEnergy Corp.	625,532	30,400,855
Southern Co.	644,340	41,044,458
Xcel Energy, Inc.	167,188	10,614,766

		$132,189,368

Total Common Stocks (Identified Cost, $1,100,185,905)		$2,196,002,000

INVESTMENT COMPANIES (h) – 1.2%
Money Market Funds – 1.2%
MFS Institutional Money Market Portfolio, 1.7% (v) (Identified Cost, $25,583,427)	25,583,427	$25,583,427

OTHER ASSETS, LESS LIABILITIES – 0.1%		2,720,653

NET ASSETS – 100.0%		$2,224,306,080

(a)	Non-income producing security.

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $25,583,427 and $2,196,002,000, respectively.

(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

REIT	Real Estate Investment Trust

See Notes to Financial Statements

8

MFS Value Series

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/19

Assets
Investments in unaffiliated issuers, at value (identified cost, $1,100,185,905)	$2,196,002,000
Investments in affiliated issuers, at value (identified cost, $25,583,427)	25,583,427
Cash	91,821
Receivables for
Investments sold	104,695
Fund shares sold	1,256,735
Interest and dividends	3,449,063
Other assets	7,980
Total assets	$2,226,495,721

Liabilities
Payable to custodian	$104,695
Payables for
Fund shares reacquired	1,775,335
Payable to affiliates
Investment adviser	86,150
Administrative services fee	1,571
Shareholder servicing costs	905
Distribution and/or service fees	17,521
Payable for independent Trustees’ compensation	15
Accrued expenses and other liabilities	203,449
Total liabilities	$2,189,641
Net assets	$2,224,306,080

Net assets consist of
Paid-in capital	$1,002,746,842
Total distributable earnings (loss)	1,221,559,238
Net assets	$2,224,306,080
Shares of beneficial interest outstanding	107,458,783

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$945,182,924	45,124,475	$20.95
Service Class	1,279,123,156	62,334,308	20.52

See Notes to Financial Statements

9

MFS Value Series

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/19

Net investment income (loss)
Income
Dividends	$50,837,276
Dividends from affiliated issuers	441,982
Other	43,083
Income on securities loaned	336
Foreign taxes withheld	(317,868)
Total investment income	$51,004,809
Expenses
Management fee	$14,896,006
Distribution and/or service fees	3,079,668
Shareholder servicing costs	29,544
Administrative services fee	297,613
Independent Trustees’ compensation	37,579
Custodian fee	112,570
Shareholder communications	87,256
Audit and tax fees	58,023
Legal fees	20,636
Miscellaneous	57,835
Total expenses	$18,676,730
Reduction of expenses by investment adviser	(246,128)
Net expenses	$18,430,602
Net investment income (loss)	$32,574,207

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$103,175,683
Affiliated issuers	2,204
Foreign currency	(4,208)
Net realized gain (loss)	$103,173,679
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$413,690,283
Translation of assets and liabilities in foreign currencies	19,410
Net unrealized gain (loss)	$413,709,693
Net realized and unrealized gain (loss)	$516,883,372
Change in net assets from operations	$549,457,579

See Notes to Financial Statements

10

MFS Value Series

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	12/31/19	12/31/18
Change in net assets

From operations
Net investment income (loss)	$32,574,207	$42,329,620
Net realized gain (loss)	103,173,679	96,194,739
Net unrealized gain (loss)	413,709,693	(358,627,489)
Change in net assets from operations	$549,457,579	$(220,103,130)
Total distributions to shareholders	$(138,541,235)	$(183,683,470)
Change in net assets from fund share transactions	$(138,202,942)	$(39,789,597)
Total change in net assets	$272,713,402	$(443,576,197)

Net assets
At beginning of period	1,951,592,678	2,395,168,875
At end of period	$2,224,306,080	$1,951,592,678

See Notes to Financial Statements

11

MFS Value Series

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$17.30	$20.92	$18.90	$18.39		$20.34

Income (loss) from investment operations
Net investment income (loss) (d)	$0.33	$0.41	$0.30	$0.38	(c)	$0.40
Net realized and unrealized gain (loss)	4.68	(2.32)	2.93	2.16		(0.67)
Total from investment operations	$5.01	$(1.91)	$3.23	$2.54		$(0.27)

Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.32)	$(0.40)	$(0.42)		$(0.48)
From net realized gain	(0.92)	(1.39)	(0.81)	(1.61)		(1.20)
Total distributions declared to shareholders	$(1.36)	$(1.71)	$(1.21)	$(2.03)		$(1.68)
Net asset value, end of period (x)	$20.95	$17.30	$20.92	$18.90		$18.39
Total return (%) (k)(r)(s)(x)	29.80	(10.09)	17.65	14.09	(c)	(0.74)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.73	0.73	0.74	0.73	(c)	0.73
Expenses after expense reductions (f)	0.72	0.72	0.73	0.72	(c)	0.73
Net investment income (loss)	1.67	2.02	1.51	2.02	(c)	2.00
Portfolio turnover	13	8	10	15		13
Net assets at end of period (000 omitted)	$945,183	$823,744	$996,794	$968,078		$964,811

Service Class	Year ended

	12/31/19	12/31/18	12/31/17	12/31/16		12/31/15

Net asset value, beginning of period	$16.96	$20.55	$18.59	$18.12		$20.05

Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.35	$0.25	$0.33	(c)	$0.34
Net realized and unrealized gain (loss)	4.59	(2.28)	2.87	2.11		(0.65)
Total from investment operations	$4.86	$(1.93)	$3.12	$2.44		$(0.31)

Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.27)	$(0.35)	$(0.36)		$(0.42)
From net realized gain	(0.92)	(1.39)	(0.81)	(1.61)		(1.20)
Total distributions declared to shareholders	$(1.30)	$(1.66)	$(1.16)	$(1.97)		$(1.62)
Net asset value, end of period (x)	$20.52	$16.96	$20.55	$18.59		$18.12
Total return (%) (k)(r)(s)(x)	29.51	(10.36)	17.35	13.78	(c)	(0.93)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	0.98	0.99	0.98	(c)	0.98
Expenses after expense reductions (f)	0.97	0.97	0.98	0.97	(c)	0.98
Net investment income (loss)	1.42	1.77	1.26	1.78	(c)	1.76
Portfolio turnover	13	8	10	15		13
Net assets at end of period (000 omitted)	$1,279,123	$1,127,848	$1,398,374	$1,302,307		$1,167,754

See Notes to Financial Statements

12

MFS Value Series

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

13

MFS Value Series

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Value Series (the fund) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

14

MFS Value Series

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$2,196,002,000	$—	$—	$2,196,002,000
Mutual Funds	25,583,427	—	—	25,583,427
Total	$2,221,585,427	$—	$—	$2,221,585,427

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2019, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

15

MFS Value Series

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 12/31/19	Year ended 12/31/18
Ordinary income (including any short-term capital gains)	$42,575,241	$38,931,264
Long-term capital gains	95,965,994	144,752,206
Total distributions	$138,541,235	$183,683,470

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/19

Cost of investments	$1,132,096,994
Gross appreciation	1,095,977,793
Gross depreciation	(6,489,360)
Net unrealized appreciation (depreciation)	$1,089,488,433

Undistributed ordinary income	34,919,798
Undistributed long-term capital gain	97,132,418
Other temporary differences	18,589

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 12/31/19	Year ended 12/31/18
Initial Class	$59,678,116	$77,417,528
Service Class	78,863,119	106,265,942
Total	$138,541,235	$183,683,470

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.65%
In excess of $2.5 billion	0.60%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2019, this management fee reduction amounted to $208,490, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.69% of the fund’s average daily net assets.

16

MFS Value Series

Notes to Financial Statements – continued

For the period from January 1, 2019 through July 31, 2019, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses did not exceed 0.90% of average daily net assets for the Initial Class shares and 1.15% of average daily net assets for the Service Class shares. This written agreement was terminated on July 31, 2019. For the period from January 1, 2019 through July 31, 2019, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement. Effective August 1, 2019, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.71% of average daily net assets for the Initial Class shares and 0.96% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2021. For the period from August 1, 2019 through December 31, 2019, this reduction amounted to $37,638, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2019, the fee was $27,599, which equated to 0.0013% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2019, these costs amounted to $1,945.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2019 was equivalent to an annual effective rate of 0.0139% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended December 31, 2019, the fee paid by the fund under this agreement was $2,412 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2019, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $110,068 and $3,712,072, respectively. The sales transactions resulted in net realized gains (losses) of $1,686,827.

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2019, this reimbursement amounted to $42,754 which is included in “Other” income in the Statement of Operations.

17

MFS Value Series

Notes to Financial Statements – continued

(4)	Portfolio Securities

For the year ended December 31, 2019, purchases and sales of investments, other than short-term obligations, aggregated $270,370,702 and $496,321,859, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/19		Year ended 12/31/18

	Shares	Amount	Shares	Amount
Shares sold
Initial Class	3,030,553	$59,564,452	4,661,112	$90,066,477
Service Class	4,216,291	80,005,530	4,717,524	92,678,949
	7,246,844	$139,569,982	9,378,636	$182,745,426

Shares issued to shareholders in reinvestment of distributions
Initial Class	3,169,311	$59,678,116	3,951,890	$77,417,528
Service Class	4,272,108	78,863,119	5,526,050	106,265,942
	7,441,419	$138,541,235	9,477,940	$183,683,470

Shares reacquired
Initial Class	(8,697,665)	$(171,759,644)	(8,629,565)	$(173,072,220)
Service Class	(12,637,014)	(244,554,515)	(11,801,477)	(233,146,273)
	(21,334,679)	$(416,314,159)	(20,431,042)	$(406,218,493)

Net change
Initial Class	(2,497,801)	$(52,517,076)	(16,563)	$(5,588,215)
Service Class	(4,148,615)	(85,685,866)	(1,557,903)	(34,201,382)
	(6,646,416)	$(138,202,942)	(1,574,466)	$(39,789,597)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 6%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2019, the fund’s commitment fee and interest expense were $11,990 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$36,749,270	$313,709,385	$324,877,432	$2,204	$—	$25,583,427

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$441,982	$—

18

MFS Value Series

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Value Series:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Value Series (the “Fund”), including the portfolio of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 14, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

19

MFS Value Series

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A

INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

20

MFS Value Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

21

MFS Value Series

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s) Katherine Cannan Nevin Chitkara Steven Gorham

22

MFS Value Series

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Value Series

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2019 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2018 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2018, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 2nd quintile for the three-year period ended December 31, 2018 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

23

MFS Value Series

Board Review of Investment Advisory Agreement – continued

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median and the Fund’s total expense ratio was higher than the Broadridge expense group median. The Trustees also noted that MFS has agreed to further reduce such expense limitation for the Fund effective August 1, 2019, which may not be changed without the Trustees’ approval.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter directly pay for or voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2019.

24

MFS Value Series

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/vit1 by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/vit1 by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $105,563,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended December 31, 2019 and 2018, audit fees billed to the Fund by Deloitte were as follows:

	Audit Fees
	2019	2018
Fees billed by Deloitte:
MFS Global Equity Series	47,102	46,007
MFS Growth Series	47,946	46,832
MFS Investors Trust Series	47,102	46,007
MFS Mid Cap Growth Series	47,102	46,007
MFS New Discovery Series	47,102	46,007
MFS Research Series	48,052	46,936
MFS Total Return Bond Series	67,425	65,873
MFS Total Return Series	66,415	64,886
MFS Utilities Series	47,209	46,112
MFS Value Series	47,946	46,832

Total	513,401	501,499

For the fiscal years ended December 31, 2019 and 2018, fees billed by Deloitte for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2019	2018	2019	2018	2019	2018
Fees billed by Deloitte:
To MFS Global Equity Series	2,400	2,400	5,458	5,335	0	0
To MFS Growth Series	2,400	2,400	5,458	5,335	0	0
To MFS Investors Trust Series	2,400	2,400	5,458	5,335	0	0
To MFS Mid Cap Growth Series	2,400	2,400	5,458	5,335	0	0
To MFS New Discovery Series	2,400	2,400	5,458	5,335	0	0
To MFS Research Series	2,400	2,400	5,458	5,335	0	0
To MFS Total Return Bond Series	2,400	2,400	5,458	5,335	0	0
To MFS Total Return Series	2,400	2,400	5,458	5,335	0	0
To MFS Utilities Series	2,400	2,400	5,458	5,335	0	0
To MFS Value Series	2,400	2,400	5,458	5,335	0	0
Total fees billed by Deloitte to above Funds:	24,000	24,000	54,580	53,350	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2019	2018	2019	2018	2019	2018
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Global Equity Series*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS Growth Series*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS Investors Trust Series*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS Mid Cap Growth Series*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS New Discovery Series*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS Research Series*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS Total Return Bond Series*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS Total Return Series*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS Utilities Series*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS Value Series*	0	0	0	0	3,790	5,390

	Aggregate fees for non-audit services:
	2019	2018
Fees billed by Deloitte:
To MFS Global Equity Series, MFS and MFS Related Entities#	361,648	13,125
To MFS Growth Series, MFS and MFS Related Entities#	361,648	13,125
To MFS Investors Trust Series, MFS and MFS Related Entities#	361,648	13,125
To MFS Mid Cap Growth Series, MFS and MFS Related Entities#	361,648	13,125
To MFS New Discovery Series, MFS and MFS Related Entities#	361,648	13,125
To MFS Research Series, MFS and MFS Related Entities#	361,648	13,125
To MFS Total Return Bond Series, MFS and MFS Related Entities#	361,648	13,125
To MFS Total Return Series, MFS and MFS Related Entities#	361,648	13,125
To MFS Utilities Series, MFS and MFS Related Entities#	361,648	13,125
To MFS Value Series, MFS and MFS Related Entities#	361,648	13,125

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a) (1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS VARIABLE INSURANCE TRUST

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: February 14, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: February 14, 2020

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: February 14, 2020

*	Print name and title of each signing officer under his or her signature.